Exhibit 10.2

Execution Copy

CLASS A-1 NOTE PURCHASE AGREEMENT

(SERIES 2017-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1)

dated as of June 12, 2017

among

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC, and

DOMINO’S IP HOLDER LLC,

each as a Co-Issuer,

DOMINO’S PIZZA FRANCHISING LLC,

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC.,

DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC,

DOMINO’S RE LLC,

DOMINO’S EQ LLC, and

DOMINO’S SPV GUARANTOR LLC

each as a Guarantor,

DOMINO’S PIZZA LLC,

as Manager,

CERTAIN CONDUIT INVESTORS,

each as a Conduit Investor,

CERTAIN FINANCIAL INSTITUTIONS,

each as a Committed Note Purchaser,

CERTAIN FUNDING AGENTS,

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,

as L/C Provider,

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,

as Swingline Lender,

and

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,

as Administrative Agent

(i)

(ii)

SCHEDULES AND EXHIBITS

SCHEDULE I	Investor Groups and Commitments
SCHEDULE II	Notice Addresses for Lender Parties, Agents, Co-Issuers and Manager
SCHEDULE III	Additional Closing Conditions
SCHEDULE IV	Letters of Credit
EXHIBIT A-1	Form of Advance Request
EXHIBIT A-2	Form of Swingline Loan Request
EXHIBIT B	Form of Assignment and Assumption Agreement
EXHIBIT C	Form of Investor Group Supplement
EXHIBIT D	Form of Purchaser’s Letter
EXHIBIT E	Form of Joinder Agreement

(iii)

CLASS A-1 NOTE PURCHASE AGREEMENT

THIS CLASS A-1 NOTE PURCHASE AGREEMENT, dated as of June 12, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is made by and among:

(a) DOMINO’S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”), DOMINO’S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation (the “SPV Canadian HoldCo”), DOMINO’S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the “Domestic Distributor”), and DOMINO’S IP HOLDER LLC, a Delaware limited liability company (the “IP Holder” and together with the Master Issuer, the SPV Canadian HoldCo and the Domestic Distributor, the “Co-Issuers” and each a “Co-Issuer”),

(b) DOMINO’S PIZZA FRANCHISING LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Master Issuer (the “Domestic Franchisor”), DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC., a Delaware corporation and a wholly-owned subsidiary of the Master Issuer (the “International Franchisor”), DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC, a Nova Scotia unlimited company and a wholly-owned subsidiary of the SPV Canadian HoldCo (the “Canadian Distributor”), DOMINO’S RE LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Domestic Franchisor (the “Domestic Distribution Real Estate Holder”), DOMINO’S EQ LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Domestic Distributor (the “Domestic Distribution Equipment Holder”) and DOMINO’S SPV GUARANTOR LLC (the “SPV Guarantor” and together with the Domestic Franchisor, the International Franchisor, the Domestic Distribution Real Estate Holder, the Domestic Distribution Equipment Holder and the Canadian Distributor, the “Guarantors”)

(c) DOMINO’S PIZZA LLC, a Michigan limited liability company, as the manager (the “Manager”),

(d) the several commercial paper conduits listed on Schedule I as Conduit Investors and their respective permitted successors and assigns (each, a “Conduit Investor” and, collectively, the “Conduit Investors”),

(e) the several financial institutions listed on Schedule I as Committed Note Purchasers and their respective permitted successors and assigns (each, a “Committed Note Purchaser” and, collectively, the “Committed Note Purchasers”),

(f) for each Investor Group, the financial institution entitled to act on behalf of the Investor Group set forth opposite the name of such Investor Group on Schedule I as Funding Agent and its permitted successors and assigns (each, the “Funding Agent” with respect to such Investor Group and, collectively, the “Funding Agents”),

(g) COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as L/C Provider,

(h) COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Swingline Lender, and

(i) COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, in its capacity as administrative agent for the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider and the Swingline Lender (together with its permitted successors and assigns in such capacity, the “Administrative Agent”).

BACKGROUND

1. On or around July 24, 2017, the Co-Issuers and Citibank, N.A., as Trustee, expect to enter into the Series 2017-1 Supplement (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Series 2017-1 Supplement”), to the Amended and Restated Base Indenture, dated as of March 15, 2012 (as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture” and, together with the Series 2017-1 Supplement and any other supplement to the Base Indenture, the “Indenture”), among the Co-Issuers and the Trustee, pursuant to which the Co-Issuers will issue the Series 2017-1 Class A-1 Notes (as defined in the Series 2017-1 Supplement) in accordance with the Indenture.

2. The Co-Issuers wish to (a) issue the Series 2017-1 Class A-1 Advance Notes to each Funding Agent on behalf of the Investors in the related Investor Group, and obtain the agreement of the applicable Investors to make loans from time to time (each, an “Advance” or a “Series 2017-1 Class A-1 Advance” and, collectively, the “Advances” or the “Series 2017-1 Class A-1 Advances”) that will constitute the purchase of Series 2017-1 Class A-1 Outstanding Principal Amounts on the terms and conditions set forth in this Agreement; (b) issue the Series 2017-1 Class A-1 Swingline Note to the Swingline Lender and obtain the agreement of the Swingline Lender to make Swingline Loans on the terms and conditions set forth in this Agreement; and (c) issue the Series 2017-1 Class A-1 L/C Note to the L/C Provider and obtain the agreement of the L/C Provider to provide Letters of Credit on the terms and conditions set forth in this Agreement. L/C Obligations in connection with Letters of Credit issued pursuant to the Series 2017-1 Class A-1 L/C Note will constitute purchases of Series 2017-1 Class A-1 Outstanding Principal Amounts upon the incurrence of such L/C Obligations. The Series 2017-1 Class A-1 Advance Notes, the Series 2017-1 Class A-1 Swingline Note and the Series 2017-1 Class A-1 L/C Note constitute Series 2017-1 Class A-1 Notes. The Manager has joined in this Agreement to confirm certain representations, warranties and covenants made by it in favor of the Trustee for the benefit of the Noteholders in the Related Documents.

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used but not defined herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2017-1 Supplemental Definitions List attached to the Series 2017-1 Supplement as Annex A thereto or in the Base Indenture

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Definitions List attached to the Base Indenture as Annex A thereto, as applicable. Certain definitions in the Series 2017-1 Supplemental Definitions List are repeated in Section 1.02 for convenience; however, in the event of any conflict between the definitions in the Series 2017-1 Supplemental Definitions List and the definitions in Section 1.02, the Series 2017-1 Supplemental Definitions List shall govern except for the definition of “Change in Law”. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this Agreement.

Section 1.02 Defined terms.

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a).

“Acquiring Investor Group” has the meaning set forth in Section 9.17(c).

“Additional Committed Note Purchaser” has the meaning set forth in Section 2.02.

“Administrative Agent Indemnified Parties” has the meaning set forth in Section 9.05(d).

“Advance” has the meaning set forth in the Recitals.

“Advance Request” has the meaning set forth in Section 7.03(c).

“Affected Person” has the meaning set forth in Section 3.05.

“Agent Indemnified Liabilities” has the meaning set forth in Section 9.05(c).

“Agent Indemnified Parties” has the meaning set forth in Section 9.05(c).

“Aggregate Unpaids” has the meaning set forth in Section 5.01.

“Applicable Agent Indemnified Liabilities” has the meaning set forth in Section 9.05(d).

“Applicable Agent Indemnified Parties” has the meaning set forth in Section 9.05(d).

“Application” means an application, in such form as the applicable L/C Issuing Bank may specify from time to time, requesting such L/C Issuing Bank to issue a Letter of Credit.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

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“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Base Rate” means, for any day a fluctuating rate per annum equal to (i) the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as established from time to time by the Administrative Agent as its “prime rate” at its principal U.S. office, and (c) the Eurodollar Base Rate (Reserve Adjusted) applicable to one month Interest Periods on the date of determination of the Base Rate plus 0.50% plus (ii) 1.80% for an Advance and 1.30% for a Swingline Loan; provided that the Base Rate will in no event be higher than the maximum rate permitted by applicable Law. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate established by the Administrative Agent shall take effect at the opening of business on the day such change is effective.

“Base Rate Advance” means an Advance that bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in this Agreement.

“Borrowing” has the meaning set forth in Section 2.02(c).

“Breakage Amount” has the meaning set forth in Section 3.06.

“Cash Collateral Account” has the meaning set forth in Section 4.03(b).

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2017-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2017-1 Closing Date; provided, however, for purposes of this definition, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof.

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“Class A-1 Amendment Expenses” has the meaning set forth in Section 9.05(a)(ii).

“Class A-1 Taxes” has the meaning set forth in Section 3.08(a).

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to this Agreement pursuant to an Assignment and Assumption Agreement, an Investor Group Supplement or a Joinder Agreement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of this Agreement.

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2017-1 Class A-1 Maximum Principal Amount on such date.

“Commitments” means the obligations of each Committed Note Purchaser included in each Investor Group to fund Advances pursuant to Section 2.02(a) and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.08, respectively, in an aggregate stated amount up to its Commitment Amount.

“Commitment Term” means the period from and including the Series 2017-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with this Agreement.

“Commitment Termination Date” means the Series 2017-1 Class A-1 Senior Notes Renewal Date (as such date may be extended pursuant to Section 3.6(b) of the Series 2017-1 Supplement).

“Committed Note Purchaser” has the meaning set forth in the preamble.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit whose Commercial Paper is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from S&P Global Ratings, “P-1” from Moody’s and/or “F1” from Fitch, as applicable, that is administered by the Funding Agent with respect to such Conduit

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Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b).

“Conduit Investor” has the meaning set forth in the preamble.

“Confidential Information” for the purposes of this Agreement has the meaning set forth in Section 9.11.

“CP Advance” means an Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in this Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Period, for any portion of the Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Advances for such Interest Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Advances for such Interest Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Rate” means, on any day during any Interest Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Period plus (ii) 1.80% for an Advance and 1.30% for a Swingline Loan; provided that the CP Rate will in no event be higher than the maximum rate permitted by applicable law.

“Defaulting Administrative Agent Event” has the meaning set forth in Section 5.07(b).

“Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it under the terms of this Agreement within one (1) Business Day of the day such payment is required to be made by such Investor thereunder, (b) notified the Administrative Agent in writing that it does not intend to make any payment required to be made by it under the terms of this Agreement within one (1) Business Day of the day such payment is required to be made by such Investor thereunder or (c) become the subject of an Event of Bankruptcy.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority; (b) any entity established in an EEA Member Country which is a parent of

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an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from S&P Global Ratings, “P-1” from Moody’s and/or “F1” from Fitch, as applicable.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislative Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Advance” means an Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in this Agreement.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

“Eurodollar Funding Rate” means, for any Eurodollar Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two (2) Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by reference to the London interbank offered rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for U.S. Dollars for a period equal in length to such Eurodollar Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Administrative Agent to be the average of the offered rates for deposits in U.S. Dollars in the amount of $1,000,000 for a period of time comparable to such Eurodollar Interest Period which are offered by three leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the date that is two (2) Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period as selected by the Administrative Agent (unless the Administrative Agent is unable to obtain such rates from such banks, in which case it will be deemed that a Eurodollar Funding Rate cannot be ascertained for purposes of Section 3.04). In

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respect of any Eurodollar Interest Period that is less than one (1) month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the U.S. Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Period.

“Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Funding Rate	=	Eurodollar Funding Rate
(Reserve Adjusted)		1.00 - Eurodollar Reserve Percentage

The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Period will be determined by the Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two (2) Eurodollar Business Days before the first day of such Eurodollar Interest Period.

“Eurodollar Interest Period” means, with respect to any Eurodollar Advance, the period commencing on and including the Eurodollar Business Day such Advance first becomes a Eurodollar Advance in accordance with Section 3.01(b) and ending on but excluding a date, as elected by the Master Issuer pursuant to such Section 3.01(b), that is either (i) one (1) month subsequent to such date, (ii) two (2) months subsequent to such date, (iii) three (3) months subsequent to such date or (iv) six (6) months subsequent to such date, or such other time period subsequent to such date not to exceed six months as agreed upon by the Master Issuer and the Administrative Agent; provided, however, that (i) no Eurodollar Interest Period may end subsequent to the second Business Day before the Accounting Date occurring immediately prior to the then-current Series 2017-1 Class A-1 Senior Notes Renewal Date and (ii) upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Period (or, if the Class A-1 Senior Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Manager, the Control Party and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Period shall be converted to Base Rate Advances.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Period plus (ii) 1.80% for an Advance and 1.30% for a Swingline Loan; provided that the Eurodollar Rate will in no event be higher than the maximum rate permitted by applicable Law.

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“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Period.

“Eurodollar Tranche” means any portion of the Series 2017-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

“Extension Fees” has the meaning given to such term in the Class A-1 VFN Fee Letter.

“FATCA” means (a) Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future Treasury regulations thereunder or official interpretations thereof, (b) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction with the purpose (in either case) of facilitating the implementation of (a) above, or (c) any agreement pursuant to the implementation of paragraphs (a) or (b) above with the U.S. Internal Revenue Service or any other Governmental Authority in the United States.

“FCPA” has the meaning set forth in Section 6.01(h).

“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).

“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto. “F.R.S. Board” means the Board of Governors of the Federal Reserve System. “Funding Agent” has the meaning set forth in the preamble.

“Increased Capital Costs” has the meaning set forth in Section 3.07.

“Increased Costs” has the meaning set forth in Section 3.05.

“Increased Tax Costs” has the meaning set forth in Section 3.08.

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“Indemnified Liabilities” has the meaning set forth in Section 9.05(b).

“Indemnified Parties” has the meaning set forth in Section 9.05(b).

“Interest Reserve Letter of Credit” means any letter of credit issued hereunder for the benefit of the Trustee and the Senior Noteholders or the Senior Subordinated Noteholders, as applicable.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement, Investor Group Supplement or Joinder Agreement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2017-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2017-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2017-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2017-1 Class A-1 Initial Advance Principal Amount, plus (ii) such Investor Group’s Commitment Percentage of the Series 2017-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2017-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2017-1 Class A-1 Outstanding Subfacility Amount included therein), plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date, minus (iii) the amount of principal payments made to such Investor Group on the Series 2017-1 Class A-1 Advance Notes on such date, plus (iv) such Investor Group’s Commitment Percentage of the Series 2017-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c).

“Joinder Agreement” means a Joinder Agreement in the form attached hereto as Exhibit E.

“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $100,000,000, as such amount may be reduced or increased pursuant to Section 2.07(g) or reduced pursuant to Section 2.05(b).

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“L/C Issuing Bank” has the meaning set forth in Section 2.07(h).

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Amounts” has the meaning set forth in Section 2.08(a).

“L/C Provider” means Coöperatieve Rabobank U.A., New York Branch, in its capacity as provider of any Letter of Credit under this Agreement, and its permitted successors and assigns in such capacity.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d).

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a).

“Lender Party” means any Investor, the Swingline Lender or the L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and the L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a).

“Margin Stock” means “margin stock” as defined in Regulation U of the F.R.S. Board, as amended from time to time.

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2017-1 Closing Date, the amount set forth on Schedule I to this Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement, Investor Group Supplement or Joinder Agreement by which the members of such Investor Group become parties to this Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of this Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement, Investor Group Supplement or Joinder Agreement entered into by the members of such Investor Group in accordance with the terms of this Agreement.

“Money Laundering Laws” has the meaning set forth in Section 6.01(i).

“Non-Excluded Taxes” has the meaning set forth in Section 3.08(a).

“Non-Funding Committed Notes Purchaser” has the meaning set forth in Section 2.02(a).

“OFAC” has the meaning set forth in Section 6.01(j).

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“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05, including Pre-Closing Costs, Out-of-Pocket Expenses and Other Post-Closing Expenses, but excluding Class A-1 Amendment Expenses.

“Other Post-Closing Expenses” has the meaning set forth in Section 9.05(a).

“Out-of-Pocket Expenses” has the meaning set forth in Section 9.05(a).

“Parent Companies” means, collectively, Domino’s Pizza, Inc., a Delaware corporation, and Domino’s Inc., a Delaware corporation.

“Pre-Closing Costs” has the meaning set forth in Section 9.05(a)(i).

“Program Support Agreement” means, with respect to any Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2017-1 Class A-1 Note of such Investor providing for the issuance of one or more letters of credit for the account of such Investor, the issuance of one or more insurance policies for which such Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Investor to any Program Support Provider of the Series 2017-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Investor in connection with such Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Investor’s Commercial Paper and/or Series 2017-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Investor’s securitization program as it relates to any Commercial Paper issued by such Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Reimbursement Obligation” means the obligation of the Co-Issuers to reimburse the L/C Provider pursuant to Section 2.08 for amounts drawn under Letters of Credit.

“Required Expiration Date” had the meaning set forth in Section 2.07(a).

“Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Sale Notice” has the meaning set forth in Section 9.18(b).

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“Sanctions” has the meaning set forth in Section 6.01(j).

“Series 2017-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv).

“Series 2017-1 Class A-1 Senior Notes Other Amounts” means, as of any date of determination, the aggregate unpaid Breakage Amount, Indemnified Liabilities, Agent Indemnified Liabilities, Increased Capital Costs, Increased Costs, Increased Tax Costs, Pre-Closing Costs, Other Post-Closing Expenses, Out-of-Pocket Expenses, Upfront Commitment Fees and Extension Fees then due and payable. For purposes of the Base Indenture, the “Series 2017-1 Class A-1 Senior Notes Other Amounts” shall be deemed to be “Class A-1 Notes Other Amounts.”

“Solvent” means, with respect to any Person as of any date of determination, that on such date (i) the present fair market value (or present fair saleable value) of the assets of such Person are not less than the total amount required to pay the liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured,

(ii) the Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business,

(iii) assuming the completion of the transactions contemplated by the Related Documents, the Person is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) the Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such entity is engaged, and (v) the Person is not a defendant in any civil action that would result in a judgment that such Person is or would become unable to satisfy.

“Specified Rating Agencies” means any of S&P Global Ratings, Moody’s or Fitch, as applicable.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 in an aggregate principal amount at any one time outstanding not to exceed $30,000,000, as such amount may be reduced or increased pursuant to Section 2.06(i) or reduced pursuant to Section 2.05(b).

“Swingline Lender” means Coöperatieve Rabobank U.A., New York Branch, in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loan” has the meaning set forth in Section 2.06(a).

“Swingline Loan Request” has the meaning set forth in Section 2.06(b).

“Swingline Participation Amount” has the meaning set forth in Section 2.06(f).

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“Undrawn Commitment Fees” has the meaning set forth in Section 3.02(b).

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08.

“Upfront Commitment Fee” has the meaning given to such term in the Class A-1 VFN Fee Letter.

“USA PATRIOT Act” has the meaning given to such term in Section 9.24.

“Voluntary Cash Collateral” has the meaning set forth in Section 4.03(a).

“Write-down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

ARTICLE II

PURCHASE AND SALE OF SERIES 2017-1 CLASS A-1 NOTES

Section 2.01 The Advance Notes.

(a) On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall request the Trustee to authenticate (i) the initial Series 2017-1 Class A-1 Advance Notes, which the Co-Issuers shall deliver to each Funding Agent on behalf of the Investors in the related Investor Group on the Series 2017-1 Closing Date and (ii) additional Series 2017-1 Class A-1 Advance Notes, which the Co-Issuers shall deliver to each Funding Agent on behalf of the Investors in the related Investor Group that become a party to this Agreement by executing a Joinder Agreement upon execution thereof and satisfaction of the additional conditions set forth in Section 2.3 of the Series 2017-1 Supplement. Each Series 2017-1 Class A-1 Advance Note for each Investor Group shall be dated their date of authentication, shall be registered in the name of the related Funding Agent or its nominee, as agent for the related Investors, or in such other name or nominee as such Funding Agent may request, shall have a maximum principal amount equal to the Maximum Investor Group Principal Amount for such Investor Group and shall be duly authenticated in accordance with the provisions of the Indenture.

Section 2.02 Advances.

(a) Subject to the terms and conditions of this Agreement and the Indenture, each Eligible Conduit Investor, if any, may and, if such Conduit Investor determines that it will not make (or it does not in fact make) an Advance or any portion of an Advance, its related Committed Note Purchaser(s) shall or, if there is no Eligible Conduit Investor with respect to any

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Investor Group, the Committed Note Purchaser(s) with respect to such Investor Group shall, upon the Co-Issuers’ request delivered in accordance with the provisions of Section 2.03 and the satisfaction of all conditions precedent thereto (or under the circumstances set forth in Sections 2.05, 2.06 or 2.08), make Advances from time to time during the Commitment Term; provided that such Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided, further, that if, as a result of any Committed Note Purchaser (a “Non-Funding Committed Note Purchaser”) failing to make any previous Advance that such Non-Funding Committed Note Purchaser was required to make, or as a result of the addition of Investor Groups pursuant to Joinder Agreements (“Additional Committed Note Purchasers”), outstanding Advances are not held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each Investor Group based on their respective Committed Note Purchaser Percentages at the time a request for Advances is made, (x) such Non-Funding Committed Note Purchaser or Additional Committed Note Purchasers, as applicable, shall make all of such Advances until outstanding Advances are held ratably by each Investor Group based on their respective Commitment Percentages and among the Committed Note Purchasers within each Investor Group based on their respective Committed Note Purchaser Percentages and (y) further Advances shall be made ratably by each Investor Group based on their respective Commitment Percentages and the portion of any such Advance made by any Committed Note Purchaser in such Investor Group shall be its Committed Note Purchaser Percentage of the Advances to be made by such Investor Group (or the portion thereof not being made by any Conduit Investor in such Investor Group); provided, further, that the failure of a Non-Funding Committed Note Purchaser to make Advances pursuant to the immediately preceding proviso shall not, subject to the immediately following proviso, relieve any other Committed Note Purchaser of its obligation hereunder, if any, to make Advances in accordance with Section 2.03(b)(i); provided, further, that, subject, in the case of clause (i) below, to Section 2.03(b)(ii), no Advance shall be required or permitted to be made by any Investor on any date to the extent that, after giving effect to such Advance, (i) the related Investor Group Principal Amount would exceed the related Maximum Investor Group Principal Amount or (ii) the Series 2017-1 Class A-1 Outstanding Principal Amount would exceed the Series 2017-1 Class A-1 Maximum Principal Amount.

(b) Notwithstanding anything herein or in any other Related Document to the contrary, at no time will a Conduit Investor be obligated to make Advances hereunder. If at any time any Conduit Investor is not an Eligible Conduit Investor, such Conduit Investor shall promptly notify the Administrative Agent (who shall promptly notify the related Funding Agent and the Master Issuer (on behalf of the Co-Issuers)) thereof.

(c) Each of the Advances to be made on any date shall be made as part of a single borrowing (each such single borrowing being a “Borrowing”). The Advances made as part of the initial Borrowing on the Series 2017-1 Closing Date, if any, will be evidenced by the Series 2017-1 Class A-1 Advance Notes issued in connection herewith and will constitute purchases of Series 2017-1 Class A-1 Initial Advance Principal Amounts corresponding to the amount of such Advances. All of the other Advances will constitute Increases evidenced by the Series 2017-1 Class A-1 Advance Notes issued in connection herewith and will constitute purchases of Series 2017-1 Class A-1 Outstanding Principal Amounts corresponding to the amount of such Advances.

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(d) Section 2.2(b) of the Series 2017-1 Supplement specifies the procedures to be followed in connection with any Voluntary Decrease of the Series 2017-1 Class A-1 Outstanding Principal Amount. Each such Voluntary Decrease in respect of any Advances shall be either (i) in an aggregate minimum principal amount of $200,000 and integral multiples of $100,000 in excess thereof or (ii) in such other amount necessary to reduce the Series 2017-1 Class A-1 Outstanding Principal Amount to zero.

(e) Subject to the terms of this Agreement and the Series 2017-1 Supplement, the aggregate principal amount of the Advances evidenced by the Series 2017-1 Class A-1 Advance Notes may be increased by Borrowings or decreased by Voluntary Decreases from time to time.

Section 2.03 Borrowing Procedures.

(a) Whenever the Co-Issuers wish to make a Borrowing, the Co-Issuers shall (or shall cause the Manager on their behalf to) notify the Administrative Agent (who shall promptly, and in any event by 4:00 p.m. (New York City time) on the same Business Day as its receipt of the same, notify each Funding Agent of its pro rata share thereof (or other required share, as required pursuant to Section 2.02(a)) and notify the Trustee, the Control Party, the Swingline Lender and the L/C Provider in writing of such Borrowing) by written notice in the form of an Advance Request delivered to the Administrative Agent no later than 12:00 p.m. (New York City time) two (2) Business Days (or, in the case of any Eurodollar Advances for purposes of Section 3.01(b), three (3) Eurodollar Business Days) prior to the date of Borrowing (unless a shorter period is agreed upon by the Administrative Agent and the L/C Provider, the L/C Issuing Bank, the Swingline Lender or the Funding Agents, as applicable), which date of Borrowing shall be a Business Day during the Commitment Term. Each such notice shall be irrevocable and shall in each case refer to this Agreement and specify (i) the Borrowing date, (ii) the aggregate amount of the requested Borrowing to be made on such date, (iii) the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings (if applicable) to be repaid with the proceeds of such Borrowing on the Borrowing date, which amount shall constitute all outstanding Swingline Loans and Unreimbursed L/C Drawings outstanding on the date of such notice that are not prepaid with other funds of the Co-Issuers available for such purpose, and (iv) sufficient instructions for application of the balance, if any, of the proceeds of such Borrowing on the Borrowing date (which proceeds shall be made available to the Master Issuer (on behalf of the Co-Issuers)). Requests for any Borrowing may not be made in an aggregate principal amount of less than $1,000,000 or in an aggregate principal amount that is not an integral multiple of $500,000 in excess thereof (except as otherwise provided herein with respect to Borrowings for the purpose of repaying then-outstanding Swingline Loans or Unreimbursed L/C Drawings). The Co-Issuers agree to cause requests for Borrowings to be made automatically (to the extent not deemed made pursuant to Sections 2.05(b)(i), 2.05(b)(ii) or 2.08) upon notice of any drawing under a Letter of Credit and in any event at least one time per week if any Swingline Loans or Unreimbursed L/C Drawings are outstanding, in each case, in an amount at least sufficient to repay in full all Swingline Loans and Unreimbursed L/C Drawings outstanding on the date of the applicable request. Subject to the provisos to Section 2.02(a), each Borrowing shall be ratably

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allocated among the Investor Groups’ respective Maximum Investor Group Principal Amounts. Each Funding Agent shall promptly advise its related Conduit Investor, if any, of any notice given pursuant to this Section 2.03(a) and shall promptly thereafter (but in no event later than 10:00 a.m. (New York City time) on the date of Borrowing) notify the Administrative Agent, the Master Issuer (on behalf of the Co-Issuers) and the related Committed Note Purchaser(s) whether such Conduit Investor has determined to make all or any portion of the Advances in such Borrowing that are to be made by its Investor Group. On the date of each Borrowing and subject to the other conditions set forth herein and in the Series 2017-1 Supplement (and, if requested by the Administrative Agent, confirmation from the Swingline Lender and the L/C Provider, as applicable, as to (x) the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings to be repaid with the proceeds of such Borrowing on the Borrowing date, (y) the Undrawn L/C Face Amount of all Letters of Credit then outstanding and (z) the principal amount of any other Swingline Loans or Unreimbursed L/C Drawings then outstanding), the applicable Investors in each Investor Group shall make available to the Administrative Agent the amount of the Advances in such Borrowing that are to be made by such Investor Group by wire transfer in U.S. Dollars of such amount in same day funds no later than 10:00 a.m. (New York City time) on the date of such Borrowing, and upon receipt thereof the Administrative Agent shall make such proceeds available by 3:00 p.m. (New York City time), first, to the Swingline Lender and the L/C Provider for application to repayment of the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings as set forth in the applicable Advance Request, if applicable, ratably in proportion to such respective amounts, and, second, to the Master Issuer (on behalf of the Co-Issuers) or the Manager, if directed by the Master Issuer, as instructed in the applicable Advance Request.

(b) (i) The failure of any Committed Note Purchaser to make the Advance to be made by it as part of any Borrowing shall not relieve any other Committed Note Purchaser (whether or not in the same Investor Group) of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Committed Note Purchaser shall be responsible for the failure of any other Committed Note Purchaser to make the Advance to be made by such other Committed Note Purchaser on the date of any Borrowing and (ii) in the event that one or more Committed Note Purchasers fails to make its Advance by 11:00 a.m. (New York City time) on the date of such Borrowing, the Administrative Agent shall notify each of the other Committed Note Purchasers not later than 1:00 p.m. (New York City time) on such date, and each of the other Committed Note Purchasers shall make available to the Administrative Agent a supplemental Advance in a principal amount (such amount, the “reference amount”) equal to the lesser of (a) the aggregate principal Advance that was unfunded multiplied by a fraction, the numerator of which is the Commitment Amount of such Committed Note Purchaser and the denominator of which is the aggregate Commitment Amounts of all Committed Note Purchasers (less the aggregate Commitment Amount of the Committed Note Purchasers failing to make Advances on such date) and (b) the excess of (i) such Committed Note Purchaser’s Commitment Amount over (ii) the product of such Committed Note Purchaser’s related Investor Group Principal Amount multiplied by such Committed Note Purchaser’s Committed Note Purchaser Percentage (after giving effect to all prior Advances on such date of Borrowing) (provided that a Committed Note Purchaser may (but shall not be obligated to), on terms and conditions to be agreed upon by such Committed Note Purchaser and the Co-Issuers, make available to the Administrative Agent a supplemental Advance in a principal amount in excess of the reference amount; provided, however, that no such supplemental Advance shall be permitted to be made to

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the extent that, after giving effect to such Advance, the Series 2017-1 Class A-1 Outstanding Principal Amount would exceed the Series 2017-1 Class A-1 Maximum Principal Amount). Such supplemental Advances shall be made by wire transfer in U.S. Dollars in same day funds no later than 3:00 p.m. (New York City time) one (1) Business Day following the date of such Borrowing, and upon receipt thereof the Administrative Agent shall immediately make such proceeds available, first, to the Swingline Lender and the L/C Provider for application to repayment of the amount of outstanding Swingline Loans and Unreimbursed L/C Drawings as set forth in the applicable Advance Request, if applicable, ratably in proportion to such respective amounts, and, second, to the Master Issuer (on behalf of the Co-Issuers), as instructed in the applicable Advance Request. If any Committed Note Purchaser which shall have so failed to fund its Advance shall subsequently pay such amount, the Administrative Agent shall apply such amount pro rata to repay any supplemental Advances made by the other Committed Note Purchasers pursuant to this Section 2.03(b).

(c) Unless the Administrative Agent shall have received notice from a Funding Agent prior to the date of any Borrowing that an applicable Investor in the related Investor Group will not make available to the Administrative Agent such Investor’s share of the Advances to be made by such Investor Group as part of such Borrowing, the Administrative Agent may (but shall not be obligated to) assume that such Investor has made such share available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.02(a) and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Swingline Lender, the L/C Provider and/or the Master Issuer, as applicable, on such date a corresponding amount, and shall, if such corresponding amount has not been made available by the Administrative Agent, make available to the Swingline Lender, the L/C Provider and/or the Master Issuer, as applicable, on such date a corresponding amount once such Investor has made such portion available to the Administrative Agent. If and to the extent that any Investor shall not have so made such amount available to the Administrative Agent, such Investor and the Co-Issuers jointly and severally agree to repay (without duplication) to the Administrative Agent on the next Weekly Allocation Date such corresponding amount (in the case of the Co-Issuers, in accordance with the Priority of Payments), together with interest thereon, for each day from the date such amount is made available to the Master Issuer until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Co-Issuers, the interest rate applicable at the time to the Advances comprising such Borrowing and (ii) in the case of such Investor, the Federal Funds Rate and without deduction by such Investor for any withholding Taxes. If such Investor shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Investor’s Advance as part of such Borrowing for purposes of this Agreement.

Section 2.04 The Series 2017-1 Class A-1 Notes. On each date an Advance or Swingline Loan is made or a Letter of Credit is issued hereunder, and on each date the outstanding amount thereof is reduced, a duly authorized officer, employee or agent of the related Series 2017-1 Class A-1 Noteholder shall make appropriate notations in its books and records of the amount, evidenced by the related Series 2017-1 Class A-1 Advance Note, Series 2017-1 Class A-1 Swingline Note or Series 2017-1 Class A-1 L/C Note, of such Advance, Swingline Loan or Letter of Credit, as applicable, and the amount of such reduction, as applicable. The Co-Issuers hereby authorize each duly authorized officer, employee and agent of such Series 2017-1 Class A-1 Noteholder to make such notations on the books and records as aforesaid and every such notation made in accordance

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with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded; provided, however, that in the event of a discrepancy between the books and records of such Series 2017-1 Class A-1 Noteholder and the records maintained by the Trustee pursuant to the Indenture, such discrepancy shall be resolved by such Series 2017-1 Class A-1 Noteholder, the Control Party and the Trustee, in consultation with the Co-Issuers (provided that such consultation with the Co-Issuers will not in any way limit or delay such Series 2017-1 Class A-1 Noteholder’s, the Control Party’s and the Trustee’s ability to resolve such discrepancy), and such resolution shall control in the absence of manifest error; provided, further, that the failure of any such notation to be made, or any finding that a notation is incorrect, in any such records shall not limit or otherwise affect the obligations of the Co-Issuers under this Agreement or the Indenture.

Section 2.05 Reduction in Commitments.

(a) The Co-Issuers may, upon three (3) Business Days’ notice to the Administrative Agent (who shall promptly notify the Trustee, the Control Party, each Funding Agent and each Investor), effect a permanent reduction in the Series 2017-1 Class A-1 Maximum Principal Amount and a corresponding reduction in each Commitment Amount and Maximum Investor Group Principal Amount on a pro rata basis; provided that (i) any such reduction will be limited to the undrawn portion of the Commitments, although any such reduction may be combined with a Voluntary Decrease effected pursuant to and in accordance with Section 2.2(b) of the Series 2017-1 Supplement, (ii) any such reduction must be in a minimum amount of $5,000,000, (iii) after giving effect to such reduction, the Series 2017-1 Class A-1 Maximum Principal Amount equals or exceeds $5,000,000, unless reduced to zero, and (iv) no such reduction shall be permitted if, after giving effect thereto, (x) the aggregate Commitment Amounts would be less than the Series 2017-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts with respect to which cash collateral is held by the L/C Provider pursuant to Section 4.03(b)) or (y) the aggregate Commitment Amounts would be less than the sum of the Swingline Commitment and the L/C Commitment. Any reduction made pursuant to this Section 2.05(a) shall be made ratably among the Investor Groups on the basis of their respective Maximum Investor Group Principal Amounts.

(b) If any of the following events shall occur, then the Commitment Amounts shall be automatically reduced on the dates and in the amounts set forth below with respect to the applicable event and the other consequences set forth below with respect to the applicable event shall ensue (and the Co-Issuers shall give the Trustee, the Control Party, each Funding Agent and the Administrative Agent prompt written notice thereof):

(i) (A) if the Outstanding Principal Amount of the Series 2017-1 Class A-1 Notes has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) by the Business Day immediately preceding the Series 2017-1 Class A-1 Senior Notes Renewal Date, on such Business Day, (x) the principal amount of all then-outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances made on such date (and the Co-Issuers shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made), and (y) the Swingline Commitment and the L/C Commitment shall both be automatically and permanently reduced to zero; and (B) upon a Series 2017-1 Class A-1 Senior Notes Amortization

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Event, (x) the Commitments with respect to all undrawn Commitment Amounts shall automatically and permanently terminate and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount on a pro rata basis and (y) each payment of principal on the Series 2017-1 Class A-1 Outstanding Principal Amount occurring following such Series 2017-1 Class A-1 Senior Notes Amortization Event shall result automatically and permanently in a dollar-for-dollar reduction of the Series 2017-1 Class A-1 Maximum Principal Amount and a corresponding reduction in each Commitment Amount and each Maximum Investor Group Principal Amount on a pro rata basis;

(ii) if a Rapid Amortization Event occurs prior to the Series 2017-1 Class A-1 Senior Notes Renewal Date, then (A) on the date such Rapid Amortization Event occurs, the Commitments with respect to all undrawn Commitment Amounts shall automatically terminate, which termination shall be deemed to have occurred immediately following the making of Advances pursuant to clause (b) below, and the Maximum Investor Group Principal Amounts shall be automatically reduced by a corresponding amount on a pro rata basis; (B) no later than the second Business Day after the occurrence of such Rapid Amortization Event, the principal amount of all then-outstanding Swingline Loans and Unreimbursed L/C Drawings (to the extent not repaid pursuant to Section 2.08(a) or Section 4.03(b)) shall be repaid in full with proceeds of Advances (and the Co-Issuers shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made) and the Swingline Commitment shall be automatically reduced to zero and the L/C Commitment shall be automatically reduced by such amount of Unreimbursed L/C Drawings repaid by such Advances; and (C) each payment of principal (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections Section 4.02(b), Section 4.03(a), Section 4.03(b) and Section 9.18(c)(ii)) on the Series 2017-1 Class A-1 Outstanding Principal Amount occurring on or after the date of such Rapid Amortization Event (excluding the repayment of any outstanding Swingline Loans and Unreimbursed L/C Drawings with proceeds of Advances pursuant to clause (b) above) shall result automatically in a dollar-for-dollar reduction of the Series 2017-1 Class A-1 Maximum Principal Amount and a corresponding reduction in each Commitment Amount and each Maximum Investor Group Principal Amount on a pro rata basis; provided that if such Rapid Amortization Event shall cease to be in effect pursuant to Section 9.1(e) of the Base Indenture, then the Commitments, Commitment Amounts, Swingline Commitment, L/C Commitment, Series 2017-1 Class A-1 Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be restored to the amounts in effect immediately prior to the occurrence of such Rapid Amortization Event;

(iii) if a Change of Control occurs (unless the Control Party has provided its prior written consent thereto), then (A) on the date such Change of Control occurs, (x) all undrawn portions of the Commitments shall automatically and permanently terminate, which termination shall be deemed to have occurred immediately following the making of Advances pursuant to clause (b) below, and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced by a corresponding amount on a pro rata basis), (y) the Commitment Amounts shall automatically and permanently be reduced to zero, which reduction shall be deemed to

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have occurred immediately following the making of Advances pursuant to clause (b) below, and (z) the Swingline Commitment and the L/C Commitment shall both be automatically and permanently reduced to zero; (B) if the Series 2017-1 Prepayment Date specified in the applicable Prepayment Notice is scheduled to occur more than two Business Days after such occurrence, then no later than the second Business Day after the occurrence of such Change of Control, the principal amount of all then outstanding Swingline Loans and Unreimbursed L/C Drawings shall be repaid in full with proceeds of Advances (and the Co-Issuers shall be deemed to have delivered such Advance Requests under Section 2.03 as may be necessary to cause such Advances to be made); and (C) on the Series 2017-1 Prepayment Date specified in the applicable Prepayment Notice, (x) the Commitment Amounts and the Maximum Investor Group Principal Amounts shall all be automatically and permanently reduced to zero, and (y) the Co-Issuers shall cause the Series 2017-1 Class A-1 Outstanding Principal Amount to be paid in full (or, in the case of any then-outstanding Undrawn L/C Face Amounts, to be fully cash collateralized pursuant to Section 4.02 or Section 4.03), together with accrued interest and fees and all other amounts then due and payable to the Lender Parties, the Administrative Agent and the Funding Agents under this Agreement and the other Related Documents and any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), subject to and in accordance with the Priority of Payments;

(iv) if Indemnification Payments or Real Estate Disposition Proceeds are allocated to and deposited in the Series 2017-1 Class A-1 Distribution Account in accordance with Section 3.6(j) of the Series 2017-1 Supplement at a time when either (i) no Senior Notes other than Series 2017-1 Class A-1 Notes are Outstanding or (ii) if a Series 2017-1 Class A-1 Senior Notes Amortization Period is continuing, then the Series 2017-1 Class A-1 Maximum Principal Amount shall be automatically and permanently reduced on the date of such deposit by an amount (the “Series 2017-1 Class A-1 Allocated Payment Reduction Amount”) equal to the amount of such deposit, and there shall be a corresponding reduction in each Commitment Amount and each Maximum Investor Group Principal Amount on a pro rata basis (and, if after giving effect to such reduction the Series 2017-1 Class A-1 Maximum Principal Amount would be less than the sum of the Swingline Commitment and the L/C Commitment, then the aggregate amount of the Swingline Commitment and the L/C Commitment shall be reduced by the amount of such difference, with such reduction to be allocated between them in accordance with the written instructions of the Co-Issuers delivered prior to such date; provided that after giving effect thereto the aggregate amount of the Swingline Loans and the L/C Obligations do not exceed the Swingline Commitment and the L/C Commitment, respectively, as so reduced; provided, further, that in the absence of such instructions, such reduction shall be allocated first to the Swingline Commitment and then to the L/C Commitment) and (z) the Series 2017-1 Class A-1 Outstanding Principal Amount shall be repaid or prepaid (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02(b), 4.03(a), 4.03(b) and 9.18(c)(ii)) in an aggregate amount equal to such Series 2017-1 Class A-1 Allocated Payment Reduction Amount on the date and in the order required by Section 3.6(j) of the Series 2017-1 Supplement; and

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(v) if any Event of Default shall occur and be continuing (and shall not have been waived in accordance with the Base Indenture) and as a result the payment of the Series 2017-1 Class A-1 Notes is accelerated pursuant to the terms of the Base Indenture (and such acceleration shall not have been rescinded in accordance with the Base Indenture), then in addition to the consequences set forth in clause (ii) above in respect of the Rapid Amortization Event resulting from such Event of Default, the Commitment Amounts, the Swingline Commitment, the L/C Commitment and the Maximum Investor Group Principal Amounts shall all be automatically and permanently reduced to zero upon such acceleration and the Co-Issuers shall cause (in accordance with the Series 2017-1 Supplement) the Series 2017-1 Class A-1 Outstanding Principal Amount to be paid in full (which, for the avoidance of doubt, shall include cash collateralization of Undrawn L/C Face Amounts pursuant to Sections 4.02(b), 4.03(a), 4.03(b) and 9.18(c)(ii)), together with accrued interest, Series 2017-1 Class A-1 Quarterly Commitment Fees, Series 2017-1 Class A-1 Other Amounts and all other amounts then due and payable to the Lender Parties, the Administrative Agent and the Funding Agents under this Agreement and the other Related Documents and any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate) subject to and in accordance with the Priority of Payments.

Section 2.06 Swingline Commitment.

(a) On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall cause the Trustee to authenticate the initial Series 2017-1 Class A-1 Swingline Note, which the Co-Issuers shall deliver to the Swingline Lender on the Series 2017-1 Closing Date. Such initial Series 2017-1 Class A-1 Swingline Note shall be dated the Series 2017-1 Closing Date, shall be registered in the name of the Swingline Lender or its nominee, or in such other name as the Swingline Lender may request, shall have a maximum principal amount equal to the Swingline Commitment, shall have an initial outstanding principal amount equal to the Series 2017-1 Class A-1 Initial Swingline Principal Amount, and shall be duly authenticated in accordance with the provisions of the Indenture. Subject to the terms and conditions hereof, the Swingline Lender, in reliance on the agreements of the Committed Note Purchasers set forth in this Section 2.06, agrees to make swingline loans (each, a “Swingline Loan” or a “Series 2017-1 Class A-1 Swingline Loan” and, collectively, the “Swingline Loans” or the “Series 2017-1 Class A-1 Swingline Loans”) to the Co-Issuers from time to time during the period commencing on the Series 2017-1 Closing Date and ending on the date that is two (2) Business Days prior to the Commitment Termination Date; provided that the Swingline Lender shall have no obligation or right to make any Swingline Loan if, after giving effect thereto, (i) the aggregate principal amount of Swingline Loans outstanding would exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Advances hereunder, may exceed the Swingline Commitment then in effect) or (ii) the Series 2017-1 Class A-1 Outstanding Principal Amount would exceed the Series 2017-1 Class A-1 Maximum Principal Amount. Each such borrowing of a Swingline Loan will constitute a Subfacility Increase in the outstanding principal amount evidenced by the Series 2017-1 Class A-1 Swingline Note in an amount corresponding to such borrowing. Subject to the terms of this Agreement and the Series 2017-1 Supplement, the outstanding principal amount evidenced by the Series 2017-1 Class A-1 Swingline Note may be increased by borrowings of Swingline Loans or decreased by payments of principal thereon from time to time.

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(b) Whenever the Co-Issuers desire that the Swingline Lender make Swingline Loans, they shall (or shall cause the Manager on their behalf to) give the Swingline Lender and the Administrative Agent irrevocable notice in writing not later than 11:00 a.m. (New York City time) on the proposed borrowing date, specifying (i) the amount to be borrowed, (ii) the requested borrowing date (which shall be a Business Day during the Commitment Term not later than the date that is two (2) Business Days prior to the Commitment Termination Date) and (iii) the payment instructions for the proceeds of such borrowing (which shall be consistent with the terms and provisions of this Agreement and the Indenture and which proceeds shall be made available to the Master Issuer (on behalf of the Co-Issuers)). Such notice shall be in the form of a Swingline Advance Request in the form attached hereto as Exhibit A-2 (a “Swingline Loan Request”), Promptly upon receipt of any Swingline Loan Request (but in no event later than 2:00 p.m. (New York City time) on the date of such receipt), the Swingline Lender shall promptly notify the Control Party, the Trustee and the Administrative Agent thereof in writing. Each borrowing under the Swingline Commitment shall be in a minimum amount equal to $100,000. Promptly upon receipt of any Swingline Loan Request (but in no event later than 2:00 p.m. (New York City time) on the date of such receipt), the Administrative Agent (based, with respect to any portion of the Series 2017-1 Class A-1 Outstanding Subfacility Amount held by any Person other than the Administrative Agent, solely on written notices received by the Administrative Agent under this Agreement) will inform the Swingline Lender whether or not, after giving effect to the requested Swingline Loan, the Series 2017-1 Class A-1 Outstanding Principal Amount would exceed the Series 2017-1 Class A-1 Maximum Principal Amount. If the Administrative Agent confirms that the Series 2017-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2017-1 Class A-1 Maximum Principal Amount after giving effect to the requested Swingline Loan, then not later than 3:00 p.m. (New York City time) on the borrowing date specified in the Swingline Loan Request, subject to the other conditions set forth herein and in the Series 2017-1 Supplement, the Swingline Lender shall make available to the Master Issuer (on behalf of the Co-Issuers) in accordance with the payment instructions set forth in such notice an amount in immediately available funds equal to the amount of the requested Swingline Loan.

(c) The Co-Issuers hereby agree that each Swingline Loan made by the Swingline Lender to the Co-Issuers pursuant to Section 2.06(a) shall constitute the promise and obligation of the Co-Issuers jointly and severally to pay to the Swingline Lender the aggregate unpaid principal amount of all Swingline Loans made by such Swingline Lender pursuant to Section 2.06(a), which amounts shall be due and payable (whether at maturity or by acceleration) as set forth in this Agreement and in the Indenture for the Series 2017-1 Class A-1 Outstanding Principal Amount.

(d) In accordance with Section 2.03(a), the Co-Issuers agree to cause requests for Borrowings to be made at least one time per week if any Swingline Loans are outstanding in amounts at least sufficient to repay in full all Swingline Loans outstanding on the date of the applicable request. In accordance with Section 3.01(c), outstanding Swingline Loans shall bear interest at the Base Rate.

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(e) [Reserved].

(f) If, prior to the time Advances would have otherwise been made pursuant to Section 2.06(d), an Event of Bankruptcy shall have occurred and be continuing with respect to any Co-Issuer or Guarantor or if, for any other reason, as determined by the Swingline Lender in its sole and absolute discretion, Advances may not be made as contemplated by Section 2.06(d), each Committed Note Purchaser shall, on the date such Advances were to have been made pursuant to the notice referred to in Section 2.06(d), purchase for cash an undivided participating interest in the then-outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) its Committed Note Purchaser Percentage, multiplied by (ii) the related Investor Group’s Commitment Percentage, multiplied by (iii) the aggregate principal amount of Swingline Loans then outstanding that was to have been repaid with such Advances.

(g) Whenever, at any time after the Swingline Lender has received from any Investor such Investor’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Investor its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Investor’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Investor’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Investor will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(h) Each applicable Investor’s obligation to make the Advances referred to in Section 2.06(d) and each Committed Note Purchaser’s obligation to purchase participating interests pursuant to Section 2.06(f) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Investor, Committed Note Purchaser or the Co-Issuers may have against the Swingline Lender, the Co-Issuers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VII other than at the time the related Swingline Loan was made; (iii) any adverse change in the condition (financial or otherwise) of the Co-Issuers; (iv) any breach of this Agreement or any other Indenture Document by any Co-Issuer or any other Person or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(i) The Co-Issuers may, upon three (3) Business Days’ notice to the Administrative Agent and the Swingline Lender, effect a reduction in the Swingline Commitment; provided that any such reduction will be limited to the undrawn portion of the Swingline Commitment. If requested by the Co-Issuers in writing and with the prior written consent of the Administrative Agent, the Swingline Lender may (but shall not be obligated to) increase the amount of the Swingline Commitment.

(j) The Co-Issuers may, upon notice to the Swingline Lender (who shall promptly notify the Administrative Agent and the Trustee thereof in writing), at any time and

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from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that (x) such notice must be received by the Swingline Lender not later than 11:00 a.m. (New York City time) on the date of the prepayment, (y) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding and (z) if the source of funds for such prepayment is not a Borrowing, there shall be no unreimbursed Servicing Advances or Manager Advances (or interest thereon) at such time. Each such notice shall specify the date and amount of such prepayment. If such notice is given, the Co-Issuers shall make such prepayment directly to the Swingline Lender and the payment amount specified in such notice shall be due and payable on the date specified therein.

Section 2.07 L/C Commitment.

(a) Subject to the terms and conditions hereof, the L/C Provider (or its permitted assigns pursuant to Section 9.17), in reliance on the agreements of the Committed Note Purchasers set forth in Sections 2.08 and 2.09, agrees to provide standby letters of credit, including Interest Reserve Letters of Credit (each, a “Letter of Credit” and, collectively, the “Letters of Credit”) for the account of the Co-Issuers on any Business Day during the period commencing on the Series 2017-1 Closing Date and ending on the date that is ten (10) Business Days prior to the Commitment Termination Date to be issued in accordance with Section 2.07(h) in such form as may be approved from time to time by the L/C Provider; provided that the L/C Provider shall have no obligation or right to provide any Letter of Credit on a requested issuance date if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the Series 2017-1 Class A-1 Outstanding Principal Amount would exceed the Series 2017-1 Class A-1 Maximum Principal Amount.

Each Letter of Credit shall (x) be denominated in Dollars, (y) have a face amount of at least $25,000 or, if less than $25,000, shall bear a reasonable administrative fee to be agreed upon by the Co-Issuers and the L/C Provider and (z) expire no later than the earlier of (A) the first anniversary of its date of issuance and (B) the date that is ten (10) Business Days prior to the Commitment Termination Date (the “Required Expiration Date”); provided that any Letter of Credit may provide for the automatic renewal thereof for additional periods, each individually not to exceed one year (which shall in no event extend beyond the Required Expiration Date) unless the L/C Provider notifies the beneficiary of such Letter of Credit at least 30 calendar days prior to the then-applicable expiration date (or no later than the applicable notice date, if earlier, as specified in such Letter of Credit) that such Letter of Credit shall not be renewed; provided, further, that any Letter of Credit may have an expiration date that is later than the Required Expiration Date so long as either (x) the Undrawn L/C Face Amount with respect to such Letter of Credit has been fully cash collateralized by the Co-Issuers in accordance with Section 4.02(b) or 4.03 as of the Required Expiration Date or (y) other than with respect to Interest Reserve Letters of Credit, arrangements satisfactory to the L/C Provider in its sole and absolute discretion have been made with the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) pursuant to Section 4.04 such that such Letter of Credit shall cease to be deemed outstanding or to be deemed a “Letter of Credit” for purposes of this Agreement as of the Commitment Termination Date.

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Additionally, each Interest Reserve Letter of Credit shall (1) name the Trustee, for the benefit of the Senior Noteholders or the Senior Subordinated Noteholders, as applicable, as the beneficiary thereof; (2) allow the Trustee or the Control Party on its behalf to submit a notice of drawing in respect of such Interest Reserve Letter of Credit whenever amounts would otherwise be required to be withdrawn from the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, pursuant to the Indenture and (3) indicate by its terms that the proceeds in respect of drawings under such Interest Reserve Letter of Credit shall be paid directly into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable.

The L/C Provider shall not at any time be obligated to (I) provide any Letter of Credit hereunder if such issuance would violate, or cause any L/C Issuing Bank to exceed any limits imposed by, any applicable Requirement of Law or (II) amend any Letter of Credit hereunder if (1) the L/C Provider would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (2) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b) On the terms and conditions set forth in the Indenture and this Agreement, and in reliance on the covenants, representations and agreements set forth herein and therein, the Co-Issuers shall issue and shall cause the Trustee to authenticate the initial Series 2017-1 Class A-1 L/C Note, which the Co-Issuers shall deliver to the L/C Provider on the Series 2017-1 Closing Date. Such initial Series 2017-1 Class A-1 L/C Note shall be dated the Series 2017-1 Closing Date, shall be registered in the name of the L/C Provider or in such other name or nominee as the L/C Provider may request, shall have a maximum principal amount equal to the L/C Commitment, shall have an initial outstanding principal amount equal to the Series 2017-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount, and shall be duly authenticated in accordance with the provisions of the Indenture. Each issuance of a Letter of Credit after the Series 2017-1 Closing Date will constitute an Increase in the outstanding principal amount evidenced by the Series 2017-1 Class A-1 L/C Note in an amount corresponding to the Undrawn L/C Face Amount of such Letter of Credit. All L/C Obligations (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under the Series 2017-1 Class A-1 L/C Note and shall be deemed to be Series 2017-1 Class A-1 Outstanding Principal Amounts for all purposes of this Agreement, the Indenture and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. Subject to the terms of this Agreement and the Series 2017-1 Supplement, the outstanding principal amount evidenced by the Series 2017-1 Class A-1 L/C Note shall be increased by issuances of Letters of Credit or decreased by expirations thereof or reimbursements of drawings thereunder or other circumstances resulting in the permanent reduction in any Undrawn L/C Face Amounts from time to time. The L/C Provider and the Co-Issuers agree to promptly notify the Administrative Agent and the Trustee of any such decreases for which notice to the Administrative Agent is not otherwise provided hereunder.

(c) The Co-Issuers may (or shall cause the Manager on their behalf to) from time to time request that the L/C Provider provide a new Letter of Credit by delivering to the L/C Provider at its address for notices specified herein an Application therefor (in the form required by the applicable L/C Issuing Bank as notified to the Co-Issuers by the L/C Provider), completed to the satisfaction of the L/C Provider, and such other certificates, documents and other papers

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and information as the L/C Provider may request on behalf of the L/C Issuing Bank. Notwithstanding the foregoing sentence, the letters of credit set forth on Schedule IV hereto shall be deemed Letters of Credit provided and issued by the L/C Provider hereunder as of the Series 2017-1 Closing Date. Upon receipt of any completed Application, the L/C Provider will notify the Administrative Agent and the Trustee in writing of the amount, the beneficiary and the requested expiration of the requested Letter of Credit (which shall comply with Sections 2.07(a) and (i)) and, subject to the other conditions set forth herein and in the Series 2017-1 Supplement and upon receipt of written confirmation from the Administrative Agent (based, with respect to any portion of the Series 2017-1 Class A-1 Outstanding Subfacility Amount held by any Person other than the Administrative Agent, solely on written notices received by the Administrative Agent under this Agreement) that after giving effect to the requested issuance, the Series 2017-1 Class A-1 Outstanding Principal Amount would not exceed the Series 2017-1 Class A-1 Maximum Principal Amount (provided that the L/C Provider shall be entitled to rely upon any written statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons of the Administrative Agent for purposes of determining whether the L/C Provider received such prior written confirmation from the Administrative Agent with respect to any Letter of Credit), the L/C Provider will cause such Application and the certificates, documents and other papers and information delivered in connection therewith to be processed in accordance with the L/C Issuing Bank’s customary procedures and shall promptly provide the Letter of Credit requested thereby (but in no event shall the L/C Provider be required to provide any Letter of Credit earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto, as provided in Section 2.07(a)) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the L/C Provider and the Co-Issuers. The L/C Provider shall furnish a copy of such Letter of Credit to the Manager (with a copy to the Administrative Agent) promptly following the issuance thereof. The L/C Provider shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Funding Agents, the Investors, the Control Party and the Trustee, written notice of the issuance of each Letter of Credit (including the amount thereof).

(d) The Co-Issuers shall jointly and severally pay ratably to the Committed Note Purchasers the L/C Quarterly Fees (as defined in the Series 2017-1 Class A1 VFN Fee Letter, the “L/C Quarterly Fees”) in accordance with the terms of the Series 20171 Class A-1 VFN Fee Letter and subject to the Priority of Payments.

(e) In addition, the Co-Issuers shall jointly and severally pay to or reimburse the L/C Provider for the account of the applicable L/C Issuing Bank the L/C Fronting Fees, if any, in accordance with the terms of the Series 2017-1 Class A-1 VFN Fee Letter and subject to the Priority of Payments.

(f) To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article II, the provisions of this Article II shall apply.

(g) The Co-Issuers may, upon three (3) Business Days’ notice to the Administrative Agent and the L/C Provider, effect a reduction in the L/C Commitment; provided that any such reduction will be limited to the undrawn portion of the L/C Commitment. If

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requested by the Co-Issuers in writing and with the prior written consent of the L/C Provider and the Administrative Agent, the L/C Provider may (but shall not be obligated to) increase the amount of the L/C Commitment; provided that, after giving effect thereto, the aggregate amount of the Swingline Commitment and the L/C Commitment does not exceed the aggregate Commitment Amount.

(h) The L/C Provider shall satisfy its obligations under this Section 2.07 with respect to providing any Letter of Credit hereunder by issuing such Letter of Credit itself or through an Affiliate, so long as the L/C Issuing Bank Rating Test is satisfied with respect to such Affiliate and the issuance of such Letter of Credit. If the L/C Issuing Bank Rating Test is not satisfied with respect to such Affiliate and the issuance of such Letter of Credit, the L/C Provider or a Person selected by (at the expense of the L/C Provider) the Co-Issuers shall issue such Letter of Credit; provided that such Person and issuance of such Letter of Credit satisfies the L/C Issuing Bank Rating Test (the L/C Provider (or such Affiliate of the L/C Provider) in its capacity as the issuer of such Letter of Credit or such other Person selected by the Co-Issuers being referred to as the “L/C Issuing Bank” with respect to such Letter of Credit). The “L/C Issuing Bank Rating Test” is a test that is satisfied with respect to a Person issuing a Letter of Credit if the Person is a U.S. commercial bank that has, at the time of the issuance of such Letter of Credit, (i) a short-term certificate of deposit rating of not less than “P-2” from Moody’s and “A-2” from S&P and (ii) a long-term unsecured debt rating of not less than “Baa2” from Moody’s or “BBB” from S&P or such other minimum long-term unsecured debt rating as may be reasonably required by the beneficiary of such proposed Letter of Credit.

(i) The L/C Provider and, if the L/C Provider is not the L/C Issuing Bank for any Letter of Credit, the L/C Issuing Bank shall be under no obligation to issue any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Provider or the L/C Issuing Bank, as applicable, from issuing the Letter of Credit or (ii) any law applicable to the L/C Provider or the L/C Issuing Bank, as applicable, or any request or directive (which request or directive, in the reasonable judgment of the L/C Provider or the L/C Issuing Bank, as applicable, has the force of law) from any Governmental Authority with jurisdiction over the L/C Provider or the L/C Issuing Bank, as applicable, shall prohibit the L/C Provider or the L/C Issuing Bank, as applicable, from issuing of letters of credit generally or the Letter of Credit in particular.

(j) Unless otherwise expressly agreed by the L/C Provider or the L/C Issuing Bank, as applicable, and the Co-Issuers when a Letter of Credit is issued, the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit issued hereunder.

(k) For the avoidance of doubt, the L/C Commitment shall be a sub-facility limit of the Commitment Amounts and aggregate outstanding L/C Obligations as of any date of determination shall be a component of the Series 2017-1 Class A-1 Outstanding Principal Amount on such date of determination, pursuant to the definition thereof.

(l) If, on the date that is five (5) Business Days prior to the expiration of any Interest Reserve Letter of Credit, such Interest Reserve Letter of Credit has not been replaced or

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renewed and the Co-Issuers have not otherwise deposited funds into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, in the amounts that would otherwise be required pursuant to the Indenture had such Interest Reserve Letter of Credit not been issued, the Master Issuer or the Control Party on its behalf will submit a notice of drawing under such Interest Reserve Letter of Credit and use the proceeds thereof to fund a deposit into the Senior Notes Interest Reserve Account or the Senior Subordinated Notes Interest Reserve Account, as applicable, in an amount equal to the Senior Notes Interest Reserve Account Deficient Amount or the Senior Subordinated Notes Interest Reserve Account Deficient Amount, as applicable, on such date, in each case calculated as if such Interest Reserve Letter of Credit had not been issued.

(m) Each of the parties hereto shall execute any amendments to this Agreement reasonably requested by the Co-Issuers in order to have any letter of credit issued by a Person selected by the Co-Issuers pursuant to Section 2.07(h) hereto or Section 5.17 of the Base Indenture be a “Letter of Credit” that has been issued hereunder and such Person selected by the Co-Issuers be an “L/C Issuing Bank.”

Section 2.08 L/C Reimbursement Obligations.

(a) For the purpose of reimbursing the payment of any draft presented under any Letter of Credit, the Co-Issuers jointly and severally agree to pay, as set forth in this Section 2.08, the L/C Provider, for its own account or for the account of the L/C Issuing Bank, as applicable, within five Business Days after the day (subject to and in accordance with the Priority of Payments) on which the L/C Provider notifies the Co-Issuers and the Administrative Agent (and in each case the Administrative Agent shall promptly, and in any event by 3:00 p.m. (New York City time) on the same Business Day as its receipt of the same, notify the Funding Agents) of the date and the amount of such draft, an amount in U.S. Dollars equal to the sum of (i) the amount of such draft so paid (the “L/C Reimbursement Amount”) and (ii) any taxes, fees, charges or other costs or expenses (including amounts payable pursuant to Section 3.02(c), and collectively, the “L/C Other Reimbursement Costs”) incurred by the L/C Issuing Bank in connection with such payment. Each drawing under any Letter of Credit shall (unless an Event of Bankruptcy shall have occurred and be continuing with respect to the Co-Issuers or any Guarantor, in which cases the procedures specified in Section 2.09 for funding by Committed Note Purchasers shall apply) constitute a request by the Co-Issuers to the Administrative Agent and each Funding Agent for a Base Rate Borrowing pursuant to Section 2.03 in the amount equal to the applicable L/C Reimbursement Amount and the Co-Issuers shall be deemed to have made such request pursuant to the procedures set forth in Section 2.03. The applicable Investors in each Investor Group hereby agree to make Advances in an aggregate amount for each Investor Group equal to such Investor Group’s Commitment Percentage of the L/C Reimbursement Amount to pay the L/C Provider. The Borrowing date with respect to such Borrowing shall be the first date on which a Base Rate Borrowing could be made pursuant to Section 2.03 if the Administrative Agent had received a notice of such Borrowing at the time the Administrative Agent receives notice from the L/C Provider of such drawing under such Letter of Credit. Such Investors shall make the amount of such Advances available to the Administrative Agent in immediately available funds not later than 3:00 p.m. (New York City time) on such Borrowing date, and the proceeds of such Advances shall be immediately made available by the Administrative Agent to the L/C Provider for application to the reimbursement of such drawing.

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(b) The Co-Issuers’ obligations under Section 2.08(a) shall be absolute and unconditional, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances and irrespective of (i) any setoff, counterclaim or defense to payment that the Co-Issuers may have or have had against the L/C Provider, the L/C Issuing Bank, any beneficiary of a Letter of Credit or any other Person; (ii) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein; (iii) payment by the L/C Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; (iv) payment by the L/C Issuing Bank under a Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under the Bankruptcy Code or any other liquidation, conservatorship, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of any jurisdictions or (v) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.08(b), constitute a legal or equitable discharge of, or provide a right of setoff against, any Co-Issuer’s obligations hereunder. The Co-Issuers also agree that the L/C Provider and the L/C Issuing Bank shall not be responsible for, and the Co-Issuers’ Reimbursement Obligations under Section 2.08(a) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Co-Issuers and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Co-Issuers against any beneficiary of such Letter of Credit or any such transferee. Neither the L/C Provider nor the L/C Issuing Bank shall be liable for any error, omission, interruption, loss or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Co-Issuers to the extent permitted by applicable law) caused by errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the L/C Provider or the L/C Issuing Bank, as the case may be. The Co-Issuers agree that any action taken or omitted by the L/C Provider or the L/C Issuing Bank, as the case may be, under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the UCC of the State of New York, shall be binding on the Co-Issuers and shall not result in any liability of the L/C Provider or the L/C Issuing Bank to the Co-Issuers. As between the Co-Issuers and the L/C Issuing Bank, the Co-Issuers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to such beneficiary’s or transferee’s use of any Letter of Credit. In furtherance of the foregoing and without limiting the generality thereof, the Co-Issuers agree with the L/C Issuing Bank that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

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(c) If any draft shall be presented for payment under any Letter of Credit, the L/C Provider shall promptly notify the Manager, the Co-Issuers and the Administrative Agent of the date and amount thereof. The responsibility of the applicable L/C Issuing Bank to the Co-Issuers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit and, in paying such draft, such L/C Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of any Person(s) executing or delivering any such document.

Section 2.09 L/C Participations.

(a) The L/C Provider irrevocably agrees to grant and hereby grants to each Committed Note Purchaser, and, to induce the L/C Provider to provide Letters of Credit hereunder (and, if the L/C Provider is not the L/C Issuing Bank for any Letter of Credit, to induce the L/C Provider to agree to reimburse such L/C Issuing Bank for any payment of any drafts presented thereunder), each Committed Note Purchaser irrevocably and unconditionally agrees to accept and purchase and hereby accepts and purchases from the L/C Provider, on the terms and conditions set forth below, for such Committed Note Purchaser’s own account and risk an undivided interest equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of the L/C Provider’s obligations and rights under and in respect of each Letter of Credit provided hereunder and the L/C Reimbursement Amount with respect to each draft paid or reimbursed by the L/C Provider in connection therewith. Subject to Section 2.07(c), each Committed Note Purchaser unconditionally and irrevocably agrees with the L/C Provider that, if a draft is paid under any Letter of Credit for which the L/C Provider is not paid in full by the Co-Issuers in accordance with the terms of this Agreement, such Committed Note Purchaser shall pay to the Administrative Agent upon demand of the L/C Provider an amount equal to its Committed Note Purchaser Percentage of the related Investor Group’s Commitment Percentage of the L/C Reimbursement Amount with respect to such draft, or any part thereof, that is not so paid.

(b) If any amount required to be paid by any Committed Note Purchaser to the Administrative Agent for forwarding to the L/C Provider pursuant to Section 2.09(a) in respect of any unreimbursed portion of any payment made or reimbursed by the L/C Provider under any Letter of Credit is paid to the Administrative Agent for forwarding to the L/C Provider within three (3) Business Days after the date such payment is due, such Committed Note Purchaser shall pay to Administrative Agent for forwarding to the L/C Provider on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the L/C Provider, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Committed Note Purchaser pursuant to Section 2.09(a) is not made available to the Administrative Agent for forwarding to the L/C Provider by such Committed Note Purchaser within three (3) Business Days after the date such payment is due, the L/C Provider shall be entitled to recover from such Committed Note Purchaser, on demand,

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such amount with interest thereon calculated from such due date at the Base Rate. A certificate of the L/C Provider submitted to any Committed Note Purchaser with respect to any amounts owing under this Section 2.09(b), in the absence of manifest error, shall be conclusive and binding on such Committed Note Purchaser. Such amounts payable under this Section 2.09(b) shall be paid without any deduction for any withholding Taxes.

(c) Whenever, at any time after payment has been made under any Letter of Credit and the L/C Provider has received from any Committed Note Purchaser its pro rata share of such payment in accordance with Section 2.09(a), the Administrative Agent or the L/C Provider receives any payment related to such Letter of Credit (whether directly from the Co-Issuers or otherwise, including proceeds of collateral applied thereto by the L/C Provider), or any payment of interest on account thereof, the Administrative Agent or the L/C Provider, as the case may be, will distribute to such Committed Note Purchaser its pro rata share thereof; provided, however, that in the event that any such payment received by the Administrative Agent or the L/C Provider, as the case may be, shall be required to be returned by the Administrative Agent or the L/C Provider, such Committed Note Purchaser shall return to the Administrative Agent for the account of the L/C Provider the portion thereof previously distributed by the Administrative Agent or the L/C Provider, as the case may be, to it.

(d) Each Committed Note Purchaser’s obligation to make the Advances referred to in Section 2.08(a) and to pay its pro rata share of any unreimbursed draft pursuant to Section 2.09(a) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Committed Note Purchaser or the Co-Issuers may have against the L/C Provider, any L/C Issuing Bank, the Co-Issuers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VII other than at the time the related Letter of Credit was issued; (iii) an adverse change in the condition (financial or otherwise) of the Co-Issuers; (iv) any breach of this Agreement or any other Indenture Document by any Co-Issuer or any other Person; (v) any amendment, renewal or extension of any Letter of Credit in compliance with this Agreement or with the terms of such Letter of Credit, as applicable; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

ARTICLE III

INTEREST AND FEES

Section 3.01 Interest.

(a) To the extent that an Advance is funded or maintained by a Conduit Investor through the issuance of Commercial Paper, such Advance shall bear interest at the CP Rate applicable to such Conduit Investor. To the extent that, and only for so long as, an Advance is funded or maintained by a Conduit Investor through means other than the issuance of Commercial Paper (based on its determination in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper in the commercial paper market of the United States to finance its purchase or maintenance of such Advance or any portion thereof (which determination may be

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based on any allocation method employed in good faith by such Conduit Investor), including by reason of market conditions or by reason of insufficient availability under any of its Program Support Agreement or the downgrading of any of its Program Support Providers), such Advance shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any Eurodollar Interest Period, the Eurodollar Rate applicable to such Eurodollar Interest Period for such Advance, in each case except as otherwise provided in the definition of Eurodollar Interest Period or in Sections 3.03 or 3.04. Each Advance funded or maintained by a Committed Note Purchaser or a Program Support Provider shall bear interest at (i) the Base Rate or (ii) if the required notice has been given pursuant to Section 3.01(b) with respect to such Advance, for any Eurodollar Interest Period, the Eurodollar Rate applicable to such Eurodollar Interest Period for such Advance, in each case except as otherwise provided in the definition of Eurodollar Interest Period or in Sections 3.03 or 3.04. By (x) 11:00 a.m. (New York City time) on the second Business Day preceding each Accounting Date, each Funding Agent shall notify the Administrative Agent of the applicable CP Rate for each Advance made by its Investor Group that was funded or maintained through the issuance of Commercial Paper and was outstanding during all or any portion of the Interest Period ending immediately prior to such Accounting Date and (y) 3:00 p.m. (New York City time) on the second Business Day preceding each Accounting Date, the Administrative Agent shall notify the Master Issuer (on behalf of the Co-Issuers), the Manager, the Trustee, the Servicer and the Funding Agents of such applicable CP Rate and of the applicable interest rate for each other Advance for such Interest Period and of the amount of interest accrued on Advances during such Interest Period.

(b) With respect to any Advance (other than one funded or maintained by a Conduit Investor through the issuance of Commercial Paper), so long as no Potential Rapid Amortization Event, Rapid Amortization Period or Event of Default has commenced and is continuing, the Master Issuer may elect that such Advance bear interest at the Eurodollar Rate for any Eurodollar Interest Period (which shall be a period with a term of, at the election of the Co-Issuers subject to the proviso in the definition of Eurodollar Interest Period, one month, two months, three months or six months, or such other time period subsequent to such date not to exceed six months as agreed upon by the Master Issuer and the Administrative Agent) while such Advance is outstanding to the extent provided in Section 3.01(a) by giving notice thereof (including notice of the Co-Issuers’ election of the term for the applicable Eurodollar Interest Period) to the Funding Agents prior to 12:00 p.m. (New York City time) on the date which is three (3) Eurodollar Business Days prior to the commencement of such Eurodollar Interest Period. If such notice is not given in a timely manner, such Advance shall bear interest at the Base Rate. Each such conversion to or continuation of Eurodollar Advances for a new Eurodollar Interest Period in accordance with this Section 3.01(b) shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof.

(c) Any outstanding Swingline Loans and Unreimbursed L/C Drawings shall bear interest at the Base Rate. By (x) 11:00 a.m. (New York City time) on the second Business Day preceding each Accounting Date, the Swingline Lender shall notify the Administrative Agent in reasonable detail of the amount of interest accrued on any Swingline Loans during the Interest Period ending on such date and the L/C Provider shall notify the Administrative Agent in reasonable detail of the amount of interest accrued on any Unreimbursed L/C Drawings during such Interest Period and the amount of fees accrued on any Undrawn L/C Face Amounts during

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such Interest Period and (y) 3:00 p.m. (New York City time) on such date, the Administrative Agent shall notify the Servicer, the Trustee, the Master Issuer (on behalf of the Co-Issuers) and the Manager of the amount of such accrued interest and fees as set forth in such notices.

(d) All accrued interest pursuant to Sections 3.01(a) or (c) shall be due and payable in arrears on each Quarterly Payment Date in accordance with the applicable provisions of the Indenture.

(e) In addition, under the circumstances set forth in Section 3.4 of the Series 2017-1 Supplement, the Co-Issuers shall jointly and severally pay quarterly interest in respect of the Series 2017-1 Class A-1 Outstanding Principal Amount in an amount equal to the Series 2017-1 Class A-1 Quarterly Post-Renewal Date Contingent Interest payable pursuant to such Section 3.4, subject to and in accordance with the Priority of Payments.

(f) All computations of interest at the CP Rate and the Eurodollar Rate, all computations of Series 2017-1 Class A-1 Quarterly Post-Renewal Date Contingent Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of interest at the Base Rate and all computations of Series 2017-1 Class A-1 Quarterly Post-Renewal Date Contingent Interest accruing on any Base Rate Advances shall be made on the basis of a 365- (or 366-, as applicable) day year and actual number of days elapsed. Whenever any payment of interest, principal or fees hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, unless specified otherwise in the Indenture, and such extension of time shall be included in the computation of the amount of interest owed. Interest shall accrue on each Advance, Swingline Loan and Unreimbursed L/C Drawing from and including the day on which it is made to but excluding the date of repayment thereof.

Section 3.02 Fees.

(a) The Co-Issuers jointly and severally shall pay to the Administrative Agent for its own account the Administrative Agent Fees (as defined in the Series 2017-1 Class A-1 VFN Fee Letter, collectively, the “Administrative Agent Fees”) in accordance with the terms of the Series 2017-1 Class A-1 VFN Fee Letter and subject to the Priority of Payments.

(b) On each Quarterly Payment Date on or prior to the Commitment Termination Date, the Co-Issuers jointly and severally shall, in accordance with Section 4.01, pay to each Funding Agent, for the account of the related Committed Note Purchaser(s), the Undrawn Commitment Fees (as defined in the Series 2017-1 Class A-1 VFN Fee Letter, the “Undrawn Commitment Fees”) in accordance with the terms of the Series 2017-1 Class A-1 VFN Fee Letter and subject to the Priority of Payments.

(c) The Co-Issuers jointly and severally shall pay (i) the fees required pursuant to Section 2.07 in respect of Letters of Credit and (ii) any other fees set forth in the Series 2017-1 Class A-1 VFN Fee Letter (including the Upfront Commitment Fee and any Extension Fees (each, as defined in the Series 2017-1 Class A-1 VFN Fee Letter)), subject to the Priority of Payments.

(d) All fees payable pursuant to this Section 3.02 shall be calculated in accordance with Section 3.01(f) and paid on the date due in accordance with the applicable provisions of the Indenture. Once paid, all fees shall be nonrefundable under all circumstances other than manifest error.

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Section 3.03 Eurodollar Lending Unlawful. If any Investor or Program Support Provider shall determine that any Change in Law makes it unlawful, or any Official Body asserts that it is unlawful, for any such Person to fund or maintain any Advance as a Eurodollar Advance, the obligation of such Person to fund or maintain any such Advance as a Eurodollar Advance shall, upon such determination, forthwith be suspended until such Person shall notify the Administrative Agent, the related Funding Agent, the Manager and the Co-Issuers that the circumstances causing such suspension no longer exist, and all then-outstanding Eurodollar Advances of such Person shall be automatically converted into Base Rate Advances at the end of the then-current Eurodollar Interest Period with respect thereto or sooner, if required by such law or assertion.

Section 3.04 Deposits Unavailable. If the Administrative Agent shall have determined that:

(a) by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the interest rate applicable hereunder to the Eurodollar Advances; or

(b) with respect to any interest rate otherwise applicable hereunder to any Eurodollar Advances the Eurodollar Interest Period for which has not then commenced, Investor Groups holding in the aggregate more than 50% of the Eurodollar Advances have determined that such interest rate will not adequately reflect the cost to them of funding, agreeing to fund or maintaining such Eurodollar Advances for such Eurodollar Interest Period, then, upon notice from the Administrative Agent (which, in the case of clause (b) above, the Administrative Agent shall give upon obtaining actual knowledge that such percentage of the Investor Groups have so determined) to the Funding Agents, the Manager and the Master Issuer (on behalf of the Co-Issuers), the obligations of the Investors to fund or maintain any Advance as a Eurodollar Advance after the end of the then-current Eurodollar Interest Period, if any, with respect thereto shall forthwith be suspended and on the date such notice is given such Advances will convert to Base Rate Advances until the Administrative Agent has notified the Funding Agents and the Master Issuer (on behalf of the Co-Issuers) that the circumstances causing such suspension no longer exist.

Section 3.05 Increased Costs, etc. The Co-Issuers jointly and severally agree to reimburse each Investor and any Program Support Provider (each, an “Affected Person”, which term, for purposes of Sections 3.07, 3.08 and 3.09, shall also include the Swingline Lender and the L/C Issuing Bank) for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Affected Person, including reductions in the rate of return on such Affected Person’s capital, in respect of funding or maintaining (or of its obligation to fund or maintain) any Advances that arise in connection with any Change in Law, except for any Change in Law with respect to increased capital costs and Taxes which shall be governed by Sections 3.07 and 3.08, respectively (whether or not amounts are payable thereunder in respect thereof). Each such demand shall be provided to the related Funding Agent and the Co-Issuers in writing and shall

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state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Affected Person for such increased cost or reduced amount of return. Such additional amounts (“Increased Costs”) shall be deposited into the Collection Account by the Co-Issuers within five (5) Business Days of receipt of such notice to be payable as Class A-1 Senior Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Administrative Agent and by the Administrative Agent to such Funding Agent and by such Funding Agent directly to such Affected Person, and such notice shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers; provided that with respect to any notice given to the Co-Issuers under this Section 3.05, the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such demand if the relevant Affected Person knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions in the rate of return (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

Section 3.06 Funding Losses. In the event any Affected Person shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any portion of the principal amount of any Advance as a Eurodollar Advance) as a result of:

(a) any conversion, repayment, prepayment or redemption (for any reason, including, without limitation, as a result of any Mandatory Decrease or Voluntary Decrease, or the acceleration of the maturity of such Eurodollar Advance) of the principal amount of any Eurodollar Advance on a date other than the scheduled last day of the Eurodollar Interest Period applicable thereto;

(b) any Advance not being funded or maintained as a Eurodollar Advance after a request therefor has been made in accordance with the terms contained herein (for a reason other than the failure of such Affected Person to make an Advance after all conditions thereto have been met); or

(c) any failure of the Co-Issuers to make a Mandatory Decrease or a Voluntary Decrease, prepayment or redemption with respect to any Eurodollar Advance after giving notice thereof pursuant to the applicable provisions of the Series 2017-1 Supplement;

then, upon the written notice of any Affected Person to the related Funding Agent and the Co-Issuers, the Co-Issuers jointly and severally shall deposit into the Collection Account (within five (5) Business Days of receipt of such notice) to be payable as Class A-1 Senior Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Administrative Agent and by the Administrative Agent to such Funding Agent and such Funding Agent shall pay directly to such Affected Person such amount (“Breakage Amount” or “Series 2017-1 Class A-1 Breakage Amount”) as will (in the reasonable determination of such Affected Person) reimburse such Affected Person for such loss or expense; provided that with respect to any notice given to the Co-Issuers under this Section 3.06, the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such demand if the relevant Affected Person knew or could reasonably have been

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expected to know of the circumstances giving rise to such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Co-Issuers.

Section 3.07 Increased Capital or Liquidity Costs. If any Change in Law affects or would affect the amount of capital or liquidity required or reasonably expected to be maintained by any Affected Person or any Person controlling such Affected Person and such Affected Person determines in its sole and absolute discretion that the rate of return on its or such controlling Person’s capital as a consequence of its commitment hereunder or under a Program Support Agreement or the Advances, Swingline Loans or Letters of Credit made or issued by such Affected Person is reduced to a level below that which such Affected Person or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Affected Person (or in the case of an L/C Issuing Bank, by the L/C Provider) to the related Funding Agent and the Co-Issuers (or, in the case of the Swingline Lender or the L/C Provider, to the Co-Issuers), the Co-Issuers jointly and severally shall deposit into the Collection Account within five (5) Business Days of the Co-Issuers’ receipt of such notice, to be payable as Class A-1 Senior Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Administrative Agent and by the Administrative Agent to such Funding Agent (or, in the case of the Swingline Lender or the L/C Provider, directly to such Person) and such Funding Agent shall pay to such Affected Person, such amounts (“Increased Capital Costs”) as will be sufficient to compensate such Affected Person or such controlling Person for such reduction in rate of return; provided that with respect to any notice given to the Co-Issuers under this Section 3.07, the Co-Issuers shall not be under any obligation to pay any amount with respect to any period prior to the date that is nine (9) months prior to such demand if the relevant Affected Person knew or could reasonably have been expected to know of the Change in Law (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). A statement of such Affected Person as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on the Co-Issuers. In determining such additional amount, such Affected Person may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions.

Section 3.08 Taxes.

(a) Except as otherwise required by law, all payments by the Co-Issuers of principal of, and interest on, the Advances, the Swingline Loans and the L/C Obligations and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction or withholding for or on account of any present or future income, excise, documentary, property, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges in the nature of a tax imposed by any taxing authority including all interest, penalties or additions to tax and other liabilities with respect thereto (all such taxes, fees, duties, withholdings and other charges, and including all interest, penalties or additions to tax and other liabilities with respect thereto, being called “Class A-1 Taxes”), but excluding in the case of any Affected Person (i) net income, franchise (imposed in lieu of net income) or similar Class A-1 Taxes (and including branch profits or alternative minimum Class A-1 Taxes) and any other

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Class A-1 Taxes imposed or levied on the Affected Person as a result of a connection between the Affected Person and the jurisdiction of the Governmental Authority imposing such Class A-1 Taxes (or any political subdivision or taxing authority thereof or therein) (other than any such connection arising solely from such Affected Person having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Related Document), (ii) with respect to any Affected Person organized under the laws of a jurisdiction other than the United States or any state of the United States (“Foreign Affected Person”), any withholding Tax that is imposed on amounts payable to the Foreign Affected Person at the time the Foreign Affected Person becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Affected Person (or its assignor, if any) was already entitled, at the time of the designation of the new lending office (or assignment), to receive additional amounts from the Co-Issuers with respect to withholding Tax, (iii) with respect to any Affected Person, any Class A-1 Taxes imposed under FATCA, (iv) any backup withholding Tax and (v) with respect to any Affected Person, any Class A-1 Taxes imposed as a result of such Affected Person’s failure to comply with Section 3.08(d) (such Class A-1 Taxes not excluded by clauses (i), (ii), (iii) and (iv) above being called “Non-Excluded Taxes”). If any Class A-1 Taxes are imposed and required by law to be withheld or deducted from any amount payable by the Co-Issuers hereunder to an Affected Person, then, if such Class A-1 Taxes are Non-Excluded Taxes, (x) the amount of the payment shall be increased so that such payment is made, after withholding or deduction for or on account of such Non-Excluded Taxes, in an amount that is not less than the amount equal to the sum that would have been received by the Affected Person had no such deduction or withholding been required and (y) the Co-Issuers shall withhold the amount of such Class A-1 Taxes from such payment (as increased, if applicable, pursuant to the preceding clause (x)) and shall pay such amount, subject to and in accordance with the Priority of Payments, to the taxing authority imposing such Class A-1 Taxes in accordance with applicable law.

(b) Moreover, if any Non-Excluded Taxes are directly asserted against any Affected Person with respect to any payment received by such Affected Person from the Co-Issuers or otherwise in respect of any Related Document or the transactions contemplated therein, such Affected Person may pay such Non-Excluded Taxes and the Co-Issuers will jointly and severally, within fifteen (15) Business Days of the related Funding Agent’s and Co-Issuers’ receipt of written notice stating the amount of such Non-Excluded Taxes (including the calculation thereof in reasonable detail), deposit into the Collection Account, to be distributed as Class A-1 Senior Notes Other Amounts, subject to and in accordance with the Priority of Payments, to the Administrative Agent and by the Administrative Agent to such Funding Agent and by such Funding Agent directly to such Affected Persons, such additional amounts (collectively, “Increased Tax Costs,” which term shall include all amounts payable by or on behalf of any Co-Issuer pursuant to this Section 3.08) as is necessary in order that the net amount received by such Affected Person after the payment of such Non-Excluded Taxes (including any Non-Excluded Taxes on such Increased Tax Costs) shall equal the amount such Person would have retained had no such Non-Excluded Taxes been asserted. Any amount payable to an Affected Person under this Section 3.08 shall be reduced by, and Increased Tax Costs shall not include, the amount of incremental damages (including Class A-1 Taxes) due or payable by any Co-Issuer as a direct result of such Affected Person’s failure to demand from the Co-Issuers additional amounts pursuant to this Section 3.08 within 180 days from the date on which the related Non-Excluded Taxes were incurred.

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(c) As promptly as practicable after the payment of any Class A-1 Taxes, and in any event within thirty (30) days of any such payment being due, the Co-Issuers shall furnish to each applicable Affected Person or its agents a certified copy of an official receipt (or other documentary evidence satisfactory to such Affected Person and agents) evidencing the payment of such Class A-1 Taxes.

(d) Each Affected Person, on or prior to the date it becomes a party to this Agreement (and from time to time thereafter as soon as practicable after the obsolescence or invalidity of any form or document previously delivered or within a reasonable period of time following a written request by the Co-Issuers), shall deliver to any Co-Issuer (or to more than one Co-Issuer, as the Co-Issuers may reasonably request) and the Administrative Agent a U.S. Internal Revenue Service Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8IMY or Form W-9, as applicable, or applicable successor form, or such other forms or documents (or successor forms or documents), appropriately completed and executed, as may be applicable, as will permit such Co-Issuer (or Co-Issuers) or the Administrative Agent, in their reasonable determination, to establish the extent to which a payment to such Affected Person is exempt from, or eligible for a reduced rate of, United States federal withholding Taxes including but not limited to, such information necessary to claim the benefits of the exemption for portfolio interest under section 881(c) of the Code and to determine whether or not such Affected Person is subject to backup withholding or information reporting requirements. Promptly following the receipt of a written request by the Co-Issuers or the Administrative Agent, each Affected Person shall deliver to any Co-Issuer (or to more than one Co-Issuer, as the Co-Issuers may reasonably request) and the Administrative Agent any other forms or documents (or successor forms or documents), appropriately completed and executed, as may be applicable to establish the extent to which a payment to such Affected Person is exempt from withholding or deduction of Non-Excluded Taxes other than United States federal withholding Taxes. The Co-Issuers and the Administrative Agent (or other withholding agent selected by the Co-Issuers) may rely on any form or document provided pursuant to this Section 3.08(d) until notified otherwise by the Affected Person that delivered such form or document. Notwithstanding anything to the contrary, no Affected Person shall be required to deliver any documentation that it is not legally eligible to deliver as a result of a change in applicable law after the time the Affected Person becomes a party to this Agreement (or designates a new lending office).

(e) The Administrative Agent, Trustee, Paying Agent or any other withholding agent may deduct and withhold any Class A-1 Taxes required by any laws to be deducted and withheld from any payments pursuant to this Agreement.

(f) If any Governmental Authority asserts that the Co-Issuers or the Administrative Agent or other withholding agent did not properly withhold or backup withhold, as the case may be, any Class A-1 Taxes from payments made to or for the account of any Affected Person, then to the extent such improper withholding or backup withholding was directly caused by such Affected Person’s actions or inactions, such Affected Person shall indemnify the Co-Issuers, Trustee, Paying Agent and the Administrative Agent for any Class A-1 Taxes imposed by any jurisdiction on the amounts payable to the Co-Issuers and the Administrative Agent under this Section 3.08, and costs and expenses (including attorney costs) of the Co-Issuers, Trustee, Paying Agent and the Administrative Agent. The obligation of the Affected Persons, severally, under this Section 3.08 shall survive any assignment of rights by, or the replacement of, an Affected Person or the termination of the aggregate Commitments, repayment of all other Obligations hereunder and the resignation of the Administrative Agent.

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(g) Prior to the Series 2017-1 Closing Date, the Administrative Agent will provide the Co-Issuers with a properly executed and completed U.S. Internal Revenue Service Form W-8IMY or W-9, as appropriate.

(h) If an Affected Person determines, in its sole reasonable discretion, that it has received a refund of any Non-Excluded Taxes as to which it has been indemnified pursuant to this Section 3.08 or as to which it has been paid additional amounts pursuant to this Section 3.08, it shall promptly notify the Co-Issuers and the Manager in writing of such refund and shall, within 30 days after receipt of a written request from the Co-Issuers, pay over such refund to a Co-Issuer (but only to the extent of indemnity payments made or additional amounts paid to such Affected Person under this Section 3.08 with respect to the Non-Excluded Taxes giving rise to such refund), net of all out-of-pocket expenses (including the net amount of Taxes, if any, imposed on or with respect to such refund or payment) of the Affected Person and without interest (other than any interest paid by the relevant taxing authority that is directly attributable to such refund of such Non-Excluded Taxes); provided that the Co-Issuers, immediately upon the request of the Affected Person to any Co-Issuer (which request shall include a calculation in reasonable detail of the amount to be repaid) agrees to repay the amount of the refund (and any applicable interest) (plus any penalties, interest or other charges imposed by the relevant taxing authority with respect to such amount) to the Affected Person in the event the Affected Person or any other Person is required to repay such refund to such taxing authority. This Section 3.08 shall not be construed to require the Affected Person to make available its Tax returns (or any other information relating to its Taxes that it reasonably deems confidential) to the Co-Issuers or any other Person.

Section 3.09 Change of Lending Office. Each Committed Note Purchaser agrees that, upon the occurrence of any event giving rise to the operation of Sections 3.05 or 3.07 or the payment of additional amounts under Sections 3.08(a) or (b), in each case with respect to an Affected Person in such Committed Note Purchaser’s Investor Group, it will, if requested by the Co-Issuers, use reasonable efforts (subject to overall policy considerations of such Committed Note Purchaser) to designate, or cause the designation of, another lending office for any Advances affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Committed Note Purchaser, cause such Committed Note Purchaser and its lending office(s) or the related Affected Person to suffer no economic, legal or regulatory disadvantage; provided, further, that nothing in this Section 3.09 shall affect or postpone any of the obligations of the Co-Issuers or the rights of any Committed Note Purchaser pursuant to Sections 3.05, 3.07 and 3.08. If a Committed Note Purchaser notifies the Co-Issuers in writing that such Committed Note Purchaser will be unable to designate, or cause the designation of, another lending office, the Co-Issuers may replace every member (but not any subset thereof) of such Committed Note Purchaser’s entire Investor Group by giving written notice to each member of such Investor Group and the Administrative Agent designating one or more Persons that are willing and able to purchase each member of such Investor Group’s rights and obligations under this Agreement for a purchase price that, with respect to each such member of such Investor Group, will equal the amount owed to each such member of such Investor Group with respect to the Series 2017-1 Class A-1 Advance Notes

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(whether arising under the Indenture, this Agreement, the Series 2017-1 Class A-1 Advance Notes or otherwise). Upon receipt of such written notice, each member of such Investor Group shall assign its rights and obligations under this Agreement pursuant to and in accordance with Sections 9.17(a), (b) and (c), as applicable, in consideration for such purchase price and at the reasonable expense of the Co-Issuers (including, without limitation, the reasonable documented fees and out-of-pocket expenses of counsel to each such member); provided, however, that no member of such Investor Group shall be obligated to assign any of its rights and obligations under this Agreement if the purchase price to be paid to such member is not at least equal to the amount owed to such member with respect to the Series 2017-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2017-1 Class A-1 Advance Notes or otherwise).

ARTICLE IV

OTHER PAYMENT TERMS

Section 4.01 Time and Method of Payment (Amounts Distributed by the Administrative Agent). Except as otherwise provided in Section 4.02, all amounts payable to any Funding Agent or Investor hereunder or with respect to the Series 2017-1 Class A-1 Advance Notes shall be made to the Administrative Agent for the benefit of the applicable Person, by wire transfer of immediately available funds in Dollars not later than 1:00 p.m. (New York City time) on the date due. The Administrative Agent will promptly, and in any event by 5:00 p.m. (New York City time) on the same Business Day as its receipt or deemed receipt of the same, distribute to the applicable Funding Agent for the benefit of the applicable Person, or upon the order of the applicable Funding Agent for the benefit of the applicable Person, its pro rata share (or other applicable share as provided herein) of such payment by wire transfer in like funds as received.

Except as otherwise provided in Section 2.07 and Section 4.02, all amounts payable to the Swingline Lender or the L/C Provider hereunder or with respect to the Swingline Loans and L/C Obligations shall be made to or upon the order of the Swingline Lender or the L/C Provider, respectively, by wire transfer of immediately available funds in Dollars not later than 1:00 p.m. (New York City time) on the date due. Any funds received after that time on such date will be deemed to have been received on the next Business Day.

The Co-Issuers’ obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by the Co-Issuers to the Administrative Agent as provided herein or by the Trustee or Paying Agent in accordance with Section 4.02, whether or not such funds are properly applied by the Administrative Agent or by the Trustee or Paying Agent. The Administrative Agent’s obligations hereunder in respect of any amounts payable to any Investor shall be discharged to the extent funds are disbursed by the Administrative Agent to the applicable Funding Agent as provided herein whether or not such funds are properly applied by such Funding Agent.

Section 4.02 Order of Distributions (Amounts Distributed by the Trustee or the Paying Agent). (a) Subject to Section 9.18(c)(ii), any amounts deposited into the Series 2017-1 Class A-1 Distribution Account (including amounts in respect of accrued interest, letter of credit fees or undrawn commitment fees but excluding amounts allocated for the purpose of reducing the Series 2017-1 Class A-1

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Outstanding Principal Balance shall be distributed by the Trustee or the Paying Agent, as applicable, on the date due and payable under the Indenture and in the manner provided therein, ratably to the Series 2017-1 Class A-1 Noteholders of record on the applicable Record Date in respect of the amounts due to such payees at each applicable level of the Priority of Payments, in accordance with the applicable Quarterly Manager’s Certificate or the written report provided to the Trustee pursuant to Section 2.2(b) of the Series 2017-1 Supplement, as applicable.

(b) Subject to Section 9.18(c)(ii), any amounts deposited into the Series 2017-1 Class A-1 Distribution Account for the purpose of reducing the Series 2017-1 Class A-1 Outstanding Principal Balance shall be distributed by the Trustee or the Paying Agent, as applicable, on the date due and payable under the Indenture and in the manner provided therein, to the Series 2017-1 Class A-1 Noteholders of record on the applicable Record Date, in the following order of priority (which the Co-Issuers shall cause to be set forth in the applicable Quarterly Manager’s Certificate or the written report provided to the Trustee pursuant to Section 2.2(b) of the Series 2017-1 Supplement, as applicable): first, to the Swingline Lender and the L/C Provider in respect of outstanding Swingline Loans and Unreimbursed L/C Drawings, ratably in proportion to the respective amounts due to such payees; second, to the other Series 2017-1 Class A-1 Noteholders in respect of their outstanding Advances, ratably in proportion thereto; and, third, any balance remaining of such amounts (up to an aggregate amount not to exceed the amount of Undrawn L/C Face Amounts at such time) shall be paid to the L/C Provider, to be deposited by the L/C Provider into a cash collateral account in the name of the L/C Provider in accordance with Section 4.03(b).

(c) Any amounts distributed to the Administrative Agent pursuant to the Priority of Payments in respect of any other amounts related to the Class A-1 Notes shall be distributed by the Administrative Agent in accordance with Section 4.01 on the date such amounts are due and payable hereunder to the applicable Series 2017-1 Class A-1 Noteholders and/or the Administrative Agent for its own account, as applicable, ratably in proportion to the respective aggregate of such amounts due to such payees.

Section 4.03 L/C Cash Collateral. (a) If, as of any date, any Undrawn L/C Face Amounts remain in effect, the Co-Issuers at their option may provide cash collateral (“Voluntary Cash Collateral”) in an amount equal to all or any part of such Undrawn L/C Face Amounts. Notwithstanding the foregoing, as of the Required Expiration Date, if any Undrawn L/C Face Amounts remain in effect, the Co-Issuers shall either (i) provide cash collateral (in an aggregate amount equal to the amount of Undrawn L/C Face Amounts at such time, to the extent that such amount of cash collateral has not been provided pursuant to Section 4.02, this Section 4.03(a) or Section 9.18(c)(ii)) to the L/C Provider, to be deposited by the L/C Provider into a cash collateral account in the name of the Master Issuer in accordance with Section 4.03(b) or (ii) other than with respect to Interest Reserve Letters of Credit, make arrangements satisfactory to the L/C Provider in its sole and absolute discretion with the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) pursuant to Section 4.04 such that any Letters of Credit that remain outstanding as of the date that is ten Business Days prior to the Commitment Termination Date shall cease to be deemed outstanding or to be deemed “Letters of Credit” for purposes of this Agreement as of the Commitment Termination Date.

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(b) All amounts to be deposited in a cash collateral account pursuant to Section 4.02, Section 4.03(a) or Section 9.18(c)(ii) shall be held by the L/C Provider or by another financial institution acceptable to the Master Issuer and the L/C Provider in an account (the “Cash Collateral Account”) over which the L/C Provider has “control” for purposes of the UCC as collateral to secure the Co-Issuers’ Reimbursement Obligations with respect to any outstanding Letters of Credit. Other than any interest earned on the investment of such deposit in Permitted Investments, which investments shall be made at the written direction, and at the risk and expense, of the Master Issuer (provided that if an Event of Default has occurred and is continuing, such investments shall be made solely at the option and sole discretion of the L/C Provider), such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Cash Collateral Account and all Taxes on such amounts shall be payable by the Co-Issuers. Moneys in the Cash Collateral Account shall automatically be applied by such L/C Provider to reimburse it for any Unreimbursed L/C Drawings. The Co-Issuers at their option may withdraw, or if the L/C Provider is exercising exclusive control over the Cash Collateral Account, may require the L/C Provider to withdraw, any Voluntary Cash Collateral deposited to the Cash Collateral Account and remit such Voluntary Cash Collateral to the Master Issuer upon five Business Days’ prior written notice to the L/C Provider; provided that the consent of the L/C Provider shall be required for any such withdrawal if an Event of Default has occurred and is continuing, a Cash Trapping Period is in effect, a Rapid Amortization Period is continuing or the withdrawal is to be made on or after the Required Expiration Date.

Upon expiration of all then-outstanding Letters of Credit and payment in full of all Unreimbursed L/C Drawings, any balance remaining in the Cash Collateral Account shall be paid over first, to the Master Issuer, in an amount equal to the lesser of such balance and the amount of Voluntary Cash Collateral in the Cash Collateral Account, and then, from funds remaining on deposit in the Cash Collateral Account, (i) if the Base Indenture and any Series Supplement remain in effect, to the Trustee to be deposited into the Collection Account and distributed in accordance with the terms of the Base Indenture and (ii) otherwise to the Master Issuer; provided that, upon an Investor ceasing to be a Defaulting Investor in accordance with Section 9.18(d), any amounts of cash collateral provided pursuant to Section 9.18(c)(ii) upon such Investor becoming a Defaulting Investor shall be released and applied as such amounts would have been applied had such Investor not become a Defaulting Investor.

Section 4.04 Alternative Arrangements with Respect to Letters of Credit. Notwithstanding any other provision of this Agreement or any Related Document, a Letter of Credit (other than an Interest Reserve Letter of Credit) shall cease to be deemed outstanding for all purposes of this Agreement and each other Related Document if and to the extent that provisions, in form and substance satisfactory to the L/C Provider (and, if the L/C Provider is not the L/C Issuing Bank with respect to such Letter of Credit, the L/C Issuing Bank) in its sole and absolute discretion, have been made with respect to such Letter of Credit such that the L/C Provider (and, if applicable, the L/C Issuing Bank) has agreed in writing, with a copy of such agreement delivered to the Administrative Agent, the Control Party, the Trustee and the Master Issuer, that such Letter of Credit shall be deemed to be no longer outstanding hereunder, in which event such Letter of Credit shall cease to be a “Letter of Credit” as such term is used herein and in the Related Documents.

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ARTICLE V

THE ADMINISTRATIVE AGENT AND THE FUNDING AGENTS

Section 5.01 Authorization and Action of the Administrative Agent. Each of the Lender Parties and the Funding Agents hereby designates and appoints Coöperatieve Rabobank U.A., New York Branch, as the Administrative Agent hereunder, and hereby authorizes the Administrative Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement, together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender Party or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist for the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent for the Lender Parties and the Funding Agents and does not assume, nor shall it be deemed to have assumed, any obligation or relationship of trust or agency with or for the Co-Issuers or any of its successors or assigns. The provisions of this Article (other than the rights of the Co-Issuers set forth in Section 5.07) are solely for the benefit of the Administrative Agent, the Lender Parties and the Funding Agents, and the Co-Issuers shall not have any rights as a third-party beneficiary of any such provisions. The Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, exposes the Administrative Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Administrative Agent hereunder shall terminate upon the indefeasible payment in full of the Series 2017-1 Class A-1 Notes and all other amounts owed by the Co-Issuers hereunder to the Administrative Agent, all members of the Investor Groups, the Swingline Lender and the L/C Provider (the “Aggregate Unpaids”) and termination in full of all Commitments and the Swingline Commitment and the L/C Commitment.

Section 5.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The exculpatory provisions of this Article shall apply to any such agents or attorneys-in-fact and shall apply to their respective activities as Administrative Agent. The Administrative Agent shall not be responsible for the actions of any agents or attorneys-in-fact selected by it in good faith.

Section 5.03 Exculpatory Provisions. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment), or (b) responsible in any manner to any Lender Party or any Funding Agent for any recitals, statements, representations or warranties made by the Co-Issuers contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of any Co-Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in

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Article VII. The Administrative Agent shall not be under any obligation to any Investor or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Co-Issuers. The Administrative Agent shall not be deemed to have knowledge of any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default unless the Administrative Agent has received notice in writing of such event from any Co-Issuer, any Lender Party or any Funding Agent.

Section 5.04 Reliance. The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of any Lender Party or any Funding Agent as it deems appropriate or it shall first be indemnified to its satisfaction by any Lender Party or any Funding Agent; provided that unless and until the Administrative Agent shall have received such advice, the Administrative Agent may take or refrain from taking any action, as the Administrative Agent shall deem advisable and in the best interests of the Lender Parties and the Funding Agents. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Investor Groups holding more than 50% of the Commitments and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lender Parties and the Funding Agents.

Section 5.05 Non-Reliance on the Administrative Agent and Other Purchasers. Each of the Lender Parties and the Funding Agents expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each of the Lender Parties and the Funding Agents represents and warrants to the Administrative Agent that it has and will, independently and without reliance upon the Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Co-Issuers and made its own decision to enter into this Agreement.

Section 5.06 The Administrative Agent in its Individual Capacity. The Administrative Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with the Co-Issuers or any Affiliate of the Co-Issuers as though the Administrative Agent were not the Administrative Agent hereunder.

Section 5.07 Successor Administrative Agent; Defaulting Administrative Agent.

(a) The Administrative Agent may, upon 30 days’ notice to the Master Issuer (on behalf of the Co-Issuers) and each of the Lender Parties and the Funding Agents, and the Administrative Agent will, upon the direction of Investor Groups holding 100% of the

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Commitments (excluding any Commitments held by Defaulting Investors), resign as Administrative Agent. If the Administrative Agent shall resign, then the Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, three-fourths of the Commitments (excluding any Commitments held by the resigning Administrative Agent or its Affiliates, and if all Commitments are held by the resigning Administrative Agent or its Affiliates, then the Co-Issuers), during such 30-day period, shall appoint an Affiliate of a member of the Investor Groups as a successor administrative agent, subject to the consent of (i) the Co-Issuers, at all times other than while an Event of Default has occurred and is continuing (which consent of the Co-Issuers shall not be unreasonably withheld or delayed) and (ii) the Control Party (which consent of the Control Party shall not be unreasonably withheld or delayed); provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 5.07(a). If for any reason no successor Administrative Agent is appointed by the Investor Groups during such 30-day period, then, effective upon the expiration of such 30-day period, the Co-Issuers shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2017-1 Class A-1 VFN Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes shall deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, until such time, if any, as a successor administrative agent is appointed as provided above, and the Co-Issuers shall instruct the Trustee in writing accordingly. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

(b) The Co-Issuers may, upon the occurrence of any of the following events (any such event, a “Defaulting Administrative Agent Event”) and with the consent of Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, three-fourths of the Commitments, remove the Administrative Agent and, upon such removal, the Investor Groups holding more than 50% of the Commitments in the case of clause (i) above or three-fourths of the Commitments in the case of clause (ii) above (provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 5.07(b)) shall appoint an Affiliate of a member of the Investor Groups as a successor administrative agent, subject to the consent of (x) the Co-Issuers, at all times other than while an Event of Default has occurred and is continuing (which consent of the Co-Issuers shall not be unreasonably withheld or delayed) and (y) the Control Party (which consent of the Control Party shall not be unreasonably withheld or delayed): (i) an Event of Bankruptcy with respect to the Administrative Agent; (ii) if the Person acting as Administrative Agent or an Affiliate thereof is also an Investor, any other event pursuant to which such Person becomes a Defaulting Investor; (iii) the failure by the Administrative Agent to pay or remit any funds required to be remitted when due (in each case, if amounts are available for payment or remittance in accordance with the terms of this Agreement for application to the payment or remittance thereof) which continues for two (2) Business Days after such funds were required to be paid or remitted; (iv) any representation, warranty, certification or statement made by the Administrative Agent under

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this Agreement or in any agreement, certificate, report or other document furnished by the Administrative Agent proves to have been false or misleading in any material respect as of the time made or deemed made, and if such representation, warranty, certification or statement is susceptible of remedy in all material respects, is not remedied within thirty (30) calendar days after knowledge thereof or notice by the Co-Issuers to the Administrative Agent, and if not susceptible of remedy in all material respects, upon notice by the Co-Issuers to the Administrative Agent or (v) any act constituting the gross negligence or willful misconduct of the Administrative Agent. If for any reason no successor Administrative Agent is appointed by the Investor Groups within 30 days of the Administrative Agent’s removal pursuant to the immediately preceding sentence, then, effective upon the expiration of such 30-day period, the Co-Issuers shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2017-1 Class A-1 VFN Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes shall deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, until such time, if any, as a successor administrative agent is appointed as provided above, and the Co-Issuers shall instruct the Trustee in writing accordingly. After any Administrative Agent’s removal hereunder as Administrative Agent, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

(c) If a Defaulting Administrative Agent Event has occurred and is continuing, the Co-Issuers may make all payments in respect of the Aggregate Unpaids or under any fee letter delivered in connection herewith (including, without limitation, the Series 2017-1 Class A-1 VFN Fee Letter) directly to the Funding Agents or the Swingline Lender or the L/C Provider, as applicable, and the Co-Issuers for all purposes may deal directly with the Funding Agents or the Swingline Lender or the L/C Provider, as applicable.

Section 5.08 Authorization and Action of Funding Agents. Each Investor is hereby deemed to have designated and appointed its related Funding Agent set forth next to such Investor’s name on Schedule I (or identified as such Investor’s Funding Agent pursuant to any applicable Assignment and Assumption Agreement, Investor Group Supplement or Joinder Agreement) as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. Each Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the related Investor Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Agreement or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the related Investor Group and does not assume, nor shall it be deemed to have assumed, any obligation or relationship of trust or agency with or for the Co-Issuers, any of their successors or assigns or any other Person. Each Funding Agent shall not be required to take any action that exposes such Funding Agent to personal liability or that is contrary to this Agreement or any Requirement of Law. The appointment and authority of the Funding Agents hereunder shall terminate upon the indefeasible payment in full of the Aggregate Unpaids of the Investor Groups and the termination in full of all the Commitments.

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Section 5.09 Delegation of Duties. Each Funding Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the actions of any agents or attorneys-in-fact selected by it in good faith.

Section 5.10 Exculpatory Provisions. Each Funding Agent and its Affiliates, and each of their directors, officers, agents or employees shall not be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to the related Investor Group for any recitals, statements, representations or warranties made by the Co-Issuers contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of any Co-Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in Article VII. Each Funding Agent shall not be under any obligation to the related Investor Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Co-Issuers. Each Funding Agent shall not be deemed to have knowledge of any Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default unless such Funding Agent has received notice of such event from any Co-Issuer or any member of the related Investor Group.

Section 5.11 Reliance. Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of the Administrative Agent and legal counsel (including, without limitation, counsel to the Co-Issuers), independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the related Investor Group as it deems appropriate or it shall first be indemnified to its satisfaction by the related Investor Group; provided that unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as such Funding Agent shall deem advisable and in the best interests of the related Investor Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Investor Group and such request and any action taken or failure to act pursuant thereto shall be binding upon the related Investor Group.

Section 5.12 Non-Reliance on the Funding Agent and Other Purchasers. The related Investor Group expressly acknowledges that its Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has not made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including, without limitation, any review of the affairs of the Co-Issuers, shall be deemed to constitute any representation or warranty by such Funding Agent. The related Investor Group represents and warrants to such Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Co-Issuers and made its own decision to enter into this Agreement.

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Section 5.13 The Funding Agent in its Individual Capacity. Each Funding Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with the Co-Issuers or any Affiliate of the Co-Issuers as though such Funding Agent were not a Funding Agent hereunder.

Section 5.14 Successor Funding Agent. Each Funding Agent will, upon the direction of the related Investor Group, resign as such Funding Agent. If such Funding Agent shall resign, then the related Investor Group shall appoint an Affiliate of a member of the related Investor Group as a successor funding agent (it being understood that such resignation shall not be effective until such successor is appointed). After any retiring Funding Agent’s resignation hereunder as Funding Agent, subject to the limitations set forth herein, the provisions of Section 9.05 and this Article V shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Agreement.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.01 The Co-Issuers and Guarantors. The Co-Issuers and the Guarantors jointly and severally represent and warrant to the Administrative Agent and each Lender Party, as of the date of this Agreement, as of the Series 2017-1 Closing Date and as of the date of each Advance made hereunder, that:

(a) each of their representations and warranties made in favor of the Trustee or the Noteholders in the Indenture and the other Related Documents (other than a Related Document relating solely to a Series of Notes other than the Series 2017-1 Notes) is true and correct (i) if not qualified as to materiality or Material Adverse Effect, in all material respects and (ii) if qualified as to materiality or Material Adverse Effect, in all respects, as of the date originally made, as of the date hereof and as of the Series 2017-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b) no Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default has occurred and is continuing;

(c) neither they nor or any of their Affiliates, have, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the Series 2017-1 Class A-1 Notes under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; provided that no representation or warranty is made with respect to the Lender Parties and their Affiliates; and none of the Co-Issuers nor any of their Affiliates has entered into any contractual

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arrangement with respect to the distribution of the Series 2017-1 Class A-1 Notes, except for this Agreement and the other Related Documents, and the Co-Issuers will not enter into any such arrangement;

(d) neither they nor any of their Affiliates have, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with the sale of the Series 2017-1 Class A-1 Notes in a manner that would require the registration of the Series 2017-1 Class A-1 Notes under the Securities Act;

(e) assuming the representations and warranties of each Lender Party set forth in Section 6.03 are true and correct, the offer and sale of the Series 2017-1 Class A-1 Notes in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act, and the Base Indenture is not required to be qualified under the United States Trust Indenture Act of 1939, as amended;

(f) the Co-Issuers have furnished to the Administrative Agent and each Funding Agent true, accurate and complete copies of all other Related Documents (excluding Series Supplements and other Related Documents relating solely to a Series of Notes other than the Series 2017-1 Notes) to which they are a party as of the Series 2017-1 Closing Date, all of which Related Documents are in full force and effect as of the Series 2017-1 Closing Date and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date, other than such amendments, modifications or waivers about which the Co-Issuers have informed each Funding Agent, the Swingline Lender and the L/C Provider;

(g) no Co-Issuer is an “investment company” as defined in Section 3(a)(1) of the 1940 Act, and therefore has no need (x) to rely solely on the exemption from the definition of “investment company” set forth in Section 3(c)(1) and/or Section 3(c)(7) of the 1940 Act or (y) to be entitled to the benefit of the exclusion for loan securitizations in the Volcker Rule under 10 C.F.R. 248.10(c)(8);

(h) no Co-Issuer or Guarantor has (i) made any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic governmental official or “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”); (iii) violated any provision of the FCPA, the Bribery Act of 2010 of the United Kingdom or any applicable non-U.S. anti-bribery statute or regulation; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; and the Co-Issuers and Guarantors conduct their respective businesses in compliance with the FCPA and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(i) the operations of the Co-Issuers and the Guarantors are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions and the rules and regulations thereunder (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any

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court or governmental agency, authority or body or any arbitrator involving the Co-Issuers or Guarantors with respect to the Money Laundering Laws is pending or, to the knowledge of such relevant entity, threatened; and

(j) no Co-Issuer or Guarantor is currently the target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury (collectively, “Sanctions”); nor is such relevant entity located, organized or resident in a country or territory that is the target of Sanctions; and no Co-Issuer or Guarantor will directly or indirectly use the proceeds of any Borrowing, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the target of any Sanctions or in any other manner that would reasonably be expected to result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of Sanctions.

Section 6.02 The Manager. The Manager represents and warrants to the Administrative Agent and each Lender Party as of the date of this Agreement, as of the Series 2017-1 Closing Date and as of the date of each Advance made hereunder, that (i) no Manager Termination Event has occurred and is continuing and (ii) each representation and warranty made by it in any Related Document (other than a Related Document relating solely to a Series of Notes other than the Series 2017-1 Notes and other than any representation or warranty in Section 4.1(i) or (j) of any Contribution and Sale Agreement or Article V of the Management Agreement) to which it is a party (including any representations and warranties made by it in its capacity as Manager) is true and correct (a) if not qualified as to materiality or Material Adverse Effect, in all material respects and (b) if qualified as to materiality or Material Adverse Effect, in all respects as of the date originally made, as of the date hereof and as of the Series 2017-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

Section 6.03 Lender Parties. Each of the Lender Parties represents and warrants to the Co-Issuers and the Manager as of the date hereof (or, in the case of a successor or assign of an Investor, as of the subsequent date on which such successor or assign shall become or be deemed to become a party hereto) that:

(a) it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase of the Series 2017-1 Class A-1 Notes, with the Co-Issuers and the Manager and their respective representatives;

(b) it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2017-1 Class A-1 Notes;

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(c) it is purchasing the Series 2017-1 Class A-1 Notes for its own account, or for the account of one or more “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act that meet the criteria described in clause (b) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to a distribution in violation of the Securities Act, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act, or the rules and regulations promulgated thereunder, with respect to the Series 2017-1 Class A-1 Notes;

(d) it understands that (i) the Series 2017-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (ii) the Co-Issuers are not required to register the Series 2017-1 Class A-1 Notes under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction, (iii) any permitted transferee hereunder must meet the criteria in clause (b) above and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2017-1 Supplement and Section 9.03 or 9.17, as applicable, of this Agreement;

(e) it will comply with the requirements of Section 6.03(d) above in connection with any transfer by it of the Series 2017-1 Class A-1 Notes;

(f) it understands that the Series 2017-1 Class A-1 Notes will bear the legend set out in the form of Series 2017-1 Class A-1 Notes attached to the Series 2017-1 Supplement and be subject to the restrictions on transfer described in such legend;

(g) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2017-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and

(h) it has executed a Purchaser’s Letter substantially in the form of Exhibit D hereto.

ARTICLE VII

CONDITIONS

Section 7.01 Conditions to Issuance and Effectiveness. Each Lender Party will have no obligation to purchase the Series 2017-1 Class A-1 Notes hereunder on the Series 2017-1 Closing Date, and the Commitments, the Swingline Commitment and the L/C Commitment will not become effective, unless:

(a) the Base Indenture, the Series 2017-1 Supplement, the Guarantee and Collateral Agreement and the other Related Documents shall be in full force and effect;

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(b) on the Series 2017-1 Closing Date, the Administrative Agent shall have received a letter, in form and substance reasonably satisfactory to it, from S&P stating that a long-term rating of at least “BBB+” has been assigned to the Series 2017-1 Class A-1 Notes;

(c) at the time of such issuance, the additional conditions set forth in Schedule III hereto and all other conditions to the issuance of the Series 2017-1 Class A-1 Notes under the Indenture shall have been satisfied or waived by such Lender Party.

Section 7.02 Conditions to Initial Extensions of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, the initial Borrowing hereunder, and the obligations of the Swingline Lender and the L/C Provider to fund the initial Swingline Loan or provide the initial Letter of Credit hereunder, respectively, shall be subject to the satisfaction of the conditions precedent that (a) each Funding Agent shall have received a duly executed and authenticated Series 2017-1 Class A-1 Advance Note registered in its name or in such other name as shall have been directed by such Funding Agent and stating that the principal amount thereof shall not exceed the Maximum Investor Group Principal Amount of the related Investor Group; (b) each of the Swingline Lender and the L/C Provider shall have received a duly executed and authenticated Series 2017-1 Class A-1 Swingline Note or Series 2017-1 Class A-1 L/C Note, as applicable, registered in its name or in such other name as shall have been directed by it and stating that the principal amount thereof shall not exceed the Swingline Commitment or L/C Commitment, respectively; and (c) the Co-Issuers shall have paid all fees due and payable by them under the Related Documents on the Series 2017-1 Closing Date, including all fees required hereunder.

Section 7.03 Conditions to Each Extension of Credit. The election of each Conduit Investor to fund, and the obligation of each Committed Note Purchaser to fund, any Borrowing on any day (including the initial Borrowing but excluding any Borrowings to repay Swingline Loans or L/C Obligations pursuant to Sections 2.05, 2.06 or 2.08, as applicable), and the obligations of the Swingline Lender to fund any Swingline Loan (including the initial one) and of the L/C Provider to provide any Letter of Credit (including the initial one), respectively, shall be subject to the conditions precedent that, on the date of such funding or provision, before and after giving effect thereto and to the application of any proceeds therefrom, the following statements shall be true (without regard to any waiver, amendment or other modification of this Section 7.03 or any definitions used herein consented to by the Control Party unless Investors holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, three-fourths of the Commitments (provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether any threshold percentage of Commitments has been met under this Section 7.03) have consented to such waiver, amendment or other modification for purposes of this Section 7.03); provided, however, that if a Rapid Amortization Event has occurred and (other than in the case of Section 9.1(e)) has been declared by the Control Party pursuant to Sections 9.1(a), (b), (c), (d), or (e) of the Base Indenture, consent to such waiver, amendment or other modification from all Investors (provided that it shall not be the obligation of the Control Party to obtain such consent from the Investors) as well as the Control Party is required for purposes of this Section 7.03:

(a) (i) the representations and warranties of the Co-Issuers set out in this Agreement and (ii) the representations and warranties of the Manager set out in this Agreement, in each such case, shall be true and correct (A) if qualified as to materiality or Material Adverse Effect, in all respects and (B) if not qualified as to materiality or Material Adverse Effect, in all material respects, as of the date of such funding or issuance, with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date);

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(b) there shall be no Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default or Series 2017-1 Cash Trapping Period in existence at the time of, or after giving effect to, such funding or issuance, and no Change of Control to which the Control Party has not provided its prior written consent;

(c) in the case of any Borrowing, except to the extent an advance request is expressly deemed to have been delivered hereunder, the Co-Issuers shall have delivered or have been deemed to have delivered to the Administrative Agent an executed advance request in the form of Exhibit A-1 hereto with respect to such Borrowing (each such request, an “Advance Request” or a “Series 2017-1 Class A-1 Advance Request”);

(d) the Senior Notes Interest Reserve Amount (including any Senior Notes Interest Reserve Account Deficient Amount) will be funded and/or an Interest Reserve Letter of Credit will be maintained for such amount as of the date of such draw in the amounts required pursuant to the Indenture after giving effect to such draw; provided that if an Interest Reserve Letter of Credit is requested, such condition shall be satisfied after giving effect to the issuance and delivery thereof;

(e) all Undrawn Commitment Fees, Administrative Agent Fees and L/C Quarterly Fees due and payable on or prior to the date of such funding or issuance shall have been paid in full; and

(f) all conditions to such extension of credit or provision specified in Sections 2.02, 2.03, 2.06 or 2.07, as applicable, shall have been satisfied.

The giving of any notice pursuant to Sections 2.03, 2.06 or 2.07, as applicable, shall constitute a representation and warranty by the Co-Issuers and the Manager that all conditions precedent to such funding or provision have been satisfied or will be satisfied concurrently therewith.

ARTICLE VIII

COVENANTS

Section 8.01 Covenants. Each of the Co-Issuers, jointly and severally, and the Manager, severally, covenants and agrees that, until all Aggregate Unpaids have been paid in full and all Commitments, the Swingline Commitment and the L/C Commitment have been terminated, it will:

(a) unless waived in writing by the Control Party in accordance with Section 9.7 of the Base Indenture, duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Related Document to which it is a party;

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(b) not amend, modify, waive or give any approval, consent or permission under any provision of the Base Indenture or any other Related Document to which it is a party unless any such amendment, modification, waiver or other action is in writing and made in accordance with the terms of the Base Indenture or such other Related Document, as applicable;

(c) at the same time any report, notice or other document is provided to the Rating Agencies and/or the Trustee, or caused to be provided, by the Co-Issuers or the Manager under the Base Indenture (including, without limitation, under Sections 8.8, 8.9 and/or 8.11 thereof) or under the Series 2017-1 Supplement, provide the Administrative Agent (who shall promptly provide a copy thereof to the Lender Parties) with a copy of such report, notice or other document; provided, however, that neither the Manager nor the Co-Issuers shall have any obligation under this Section 8.01(c) to deliver to the Administrative Agent copies of any Quarterly Noteholders’ Statements or Quarterly Manager’s Certificates that relate solely to a Series of Notes other than the Series 2017-1 Notes;

(d) once per calendar year, following reasonable prior notice from the Administrative Agent (the “Annual Inspection Notice”), and during regular business hours, permit any one or more of such Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense, access (as a group, and not individually unless only one such Person desires such access) to the offices of the Manager, the Co-Issuers and the Guarantors, (i) to examine and make copies of and abstracts from all documentation relating to the Collateral on the same terms as are provided to the Trustee under Section 8.6 of the Base Indenture, and (ii) to visit the offices and properties of the Manager, the Co-Issuers and the Guarantors for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Collateral, or the administration and performance of the Base Indenture, the Series 2017-1 Supplement and the other Related Documents with any of the officers or employees of, the Manager, the Co-Issuers and/or the Guarantors, as applicable, having knowledge of such matters; provided, however, that upon the occurrence and continuation of a Potential Rapid Amortization Event, Rapid Amortization Event, Cash Trapping Period, Default or Event of Default, the Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at the Co-Issuers’ expense may do any of the foregoing at any time during normal business hours and without advance notice; provided, further, that, in addition to any visits made pursuant to provision of an Annual Inspection Notice or during the continuation of a Potential Rapid Amortization Event, Rapid Amortization Event, Default or Event of Default, the Administrative Agent, any Funding Agent, the Swingline Lender or the L/C Provider, or any of their respective agents, representatives or permitted assigns, at their own expense, may do any of the foregoing at any time during normal business hours following reasonable prior notice with respect to the business of the Co-Issuers and/or the Guarantors; and provided, further, that the Funding Agents, the Swingline Lender and the L/C Provider will be permitted to provide input to the Administrative Agent with respect to the timing of delivery, and content, of the Annual Inspection Notice;

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(e) not take, or cause to be taken, any action, including, without limitation, acquiring any Margin Stock, that could cause the transactions contemplated by the Related Documents to fail to comply with the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof;

(f) not permit any amounts owed with respect to the Series 2017-1 Class A-1 Notes to be secured, directly or indirectly, by any Margin Stock in a manner that would violate the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof;

(g) promptly provide such additional financial and other information with respect to the Related Documents (other than Series Supplements and Related Documents relating solely to a Series of Notes other than the Series 2017-1 Notes), the Co-Issuers, the Manager or the Guarantors as the Administrative Agent may from time to time reasonably request; and

(h) deliver to the Administrative Agent (who shall promptly provide a copy thereof to the Lender Parties), the financial statements prepared pursuant to Section 4.1 of the Base Indenture reasonably contemporaneously with the delivery of such statements under the Base Indenture.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.01 Amendments. No amendment to or waiver or other modification of any provision of this Agreement, nor consent to any departure therefrom by the Manager or the Co-Issuers, shall in any event be effective unless the same shall be in writing and signed by the Manager, the Co-Issuers and the Administrative Agent with the written consent of Investor Groups holding more than (i) if no single Investor Group holds more than 50% of the Commitments, 50% of the Commitments or (ii) if a single Investor Group holds more than 50% of the Commitments, three-fourths of the Commitments; provided that the Commitment of any Defaulting Investor shall be disregarded in the determination of whether such threshold percentage of Commitments has been met; provided, however, that, in addition, (i) the prior written consent of each affected Investor shall be required in connection with any amendment, modification or waiver that (x) increases the amount of the Commitment of such Investor, extends the Commitment Termination Date or the Series 2017-1 Class A-1 Senior Notes Renewal Date, modifies the conditions to funding such Commitment or otherwise subjects such Investor to any increased or additional duties or obligations hereunder or in connection herewith (it being understood and agreed that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute an increase of the Commitments of any Lender Party), (y) reduces the amount or delays the timing of payment of any principal, interest, fees or other amounts payable to such Investor hereunder or (z) would have an effect comparable to any of those set forth in Section 13.2(a) of the Base Indenture that require the consent of each Noteholder or each affected Noteholder; (ii) any amendment, modification or waiver that affects the rights or duties of any of the Swingline Lender, the L/C Provider, the Administrative Agent or the Funding Agents shall require the prior written consent

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of such affected Person; and (iii) the prior written consent of each Investor, the Swingline Lender, the L/C Provider, the Administrative Agent and each Funding Agent shall be required in connection with any amendment, modification or waiver of this Section 9.01. For purposes of any provision of any other Indenture Document relating to any vote, consent, direction or the like to be given by the Series 2017-1 Class A-1 Noteholders, such vote, consent, direction or the like shall be given by the Holders of the Series 2017-1 Class A-1 Advance Notes only and not by the Holders of any Series 2017-1 Class A-1 Swingline Notes or Series 2017-1 Class A-1 L/C Notes except to the extent that such vote, consent, direction or the like is to be given by each affected Noteholder and the Holders of any Series 2017-1 Class A-1 Swingline Notes or Series 2017-1 Class A-1 L/C Notes would be affected thereby.

Each Committed Note Purchaser will notify the Co-Issuers in writing whether or not it will consent to a proposed amendment, waiver or other modification of this Agreement and, if applicable, any condition to such consent, waiver or other modification. If a Committed Note Purchaser notifies the Co-Issuers in writing that such Committed Note Purchaser either (I) will not consent to an amendment to or waiver or other modification of any provision of this Agreement or (II) conditions its consent to such an amendment, waiver or other modification of any provision of this Agreement upon the payment of an amendment fee, the Co-Issuers may replace every member (but not any subset thereof) of such Committed Note Purchaser’s entire Investor Group by giving written notice to each member of such Investor Group and the Administrative Agent designating one or more Persons that are willing and able to purchase each member of such Investor Group’s rights and obligations under this Agreement for a purchase price that with respect to each such member of such Investor Group will equal the amount owed to each such member of such Investor Group with respect to the Series 2017-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2017-1 Class A-1 Advance Notes or otherwise). Upon receipt of such written notice, each member of such Investor Group shall assign its rights and obligations under this Agreement pursuant to and in accordance with Sections 9.17(a), (b) and (c), as applicable, in consideration for such purchase price and at the reasonable expense of the Co-Issuers (including, without limitation, the reasonable documented fees and out-of-pocket expenses of counsel to each such member); provided, however, that no member of such Investor Group shall be obligated to assign any of its rights and obligations under this Agreement if the purchase price to be paid to such member is not at least equal to the amount owed to such member with respect to the Series 2017-1 Class A-1 Advance Notes (whether arising under the Indenture, this Agreement, the Series 2017-1 Class A-1 Advance Notes or otherwise).

The Co-Issuers and the Lender Parties shall negotiate any amendments, waivers, consents, supplements or other modifications to this Agreement or the other Related Documents that require the consent of the Lender Parties in good faith, and any consent required to be given by the Lender Parties shall not be unreasonably denied, conditioned or delayed. Pursuant to Section 9.05(a), the Lender Parties shall be entitled to reimbursement by the Co-Issuers, jointly and severally, for the reasonable expenses incurred by the Lender Parties in reviewing and approving any such amendment, waiver, consent, supplement or other modification to this Agreement or any Related Document.

Section 9.02 No Waiver; Remedies. Any waiver, consent or approval given by any party hereto shall be effective only in the specific instance and for the specific purpose for which given, and no

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waiver by a party of any breach or default under this Agreement shall be deemed a waiver of any other breach or default. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 9.03 Binding on Successors and Assigns.

(a) This Agreement shall be binding upon, and inure to the benefit of, the Co-Issuers, the Manager, the Lender Parties, the Funding Agents, the Administrative Agent and their respective successors and assigns; provided, however, that none of the Co-Issuers nor the Manager may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of each Lender Party (other than any Defaulting Investor); provided, further, that nothing herein shall prevent the Co-Issuers from assigning their rights (but none of their duties or liabilities) to the Trustee under the Base Indenture and the Series 2017-1 Supplement; and provided, further that none of the Lender Parties may transfer, pledge, assign, sell participations in or otherwise encumber its rights or obligations hereunder or in connection herewith or any interest herein except as permitted under Section 6.03, Section 9.17 and this Section 9.03. Nothing expressed herein is intended or shall be construed to give any Person other than the Persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement except as provided in Section 9.16.

(b) Notwithstanding any other provision set forth in this Agreement, each Investor may at any time grant to one or more Program Support Providers a participating interest in or lien on such Investor’s interests in the Advances made hereunder and such Program Support Provider, with respect to its participating interest, shall be entitled to the benefits granted to such Investor under this Agreement.

(c) In addition to its rights under Section 9.17, each Conduit Investor may at any time assign its rights in the Series 2017-1 Class A-1 Advance Notes (and its rights hereunder and under the Related Documents) to its related Committed Note Purchaser or, subject to Section 6.03 and Section 9.17(f), its related Program Support Provider or any Affiliate of any of the foregoing, in each case in accordance with the applicable provisions of the Indenture. Furthermore, each Conduit Investor may at any time grant a security interest in and lien on, all or any portion of its interests under this Agreement, its Series 2017-1 Class A1 Advance Note and all Related Documents to (i) its related Committed Note Purchaser, (ii) its Funding Agent, (iii) any Program Support Provider who, at any time now or in the future, provides program liquidity or credit enhancement, including, without limitation, an insurance policy for such Conduit Investor relating to the Commercial Paper or the Series 2017-1 Class A-1 Advance Notes, (iv) any other Person who, at any time now or in the future, provides liquidity or credit enhancement for the Conduit Investors, including, without limitation, an insurance policy relating to the Commercial Paper or the Series 2017-1 Class A-1 Advance Notes or (v) any collateral trustee or collateral agent for any of the foregoing; provided, however, that any such security interest or

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lien shall be released upon assignment of its Series 2017-1 Class A-1 Advance Note to its related Committed Note Purchaser. Each Committed Note Purchaser may assign its Commitment, or all or any portion of its interest under its Series 2017-1 Class A-1 Advance Note, this Agreement and the Related Documents to any Person to the extent permitted by Section 9.17. Notwithstanding any other provisions set forth in this Agreement, each Committed Note Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement, its Series 2017-1 Class A-1 Advance Note and the Related Documents in favor of any Federal Reserve Bank in accordance with Regulation A of the F.R.S. Board or any similar foreign entity.

Section 9.04 Survival of Agreement. All covenants, agreements, representations and warranties made herein and in the Series 2017-1 Class A-1 Notes delivered pursuant hereto shall survive the making and the repayment of the Advances, the Swingline Loans and the Letters of Credit and the execution and delivery of this Agreement and the Series 2017-1 Class A-1 Notes and shall continue in full force and effect until all interest on and principal of the Series 2017-1 Class A-1 Notes, and all other amounts owed to the Lender Parties, the Funding Agents and the Administrative Agent hereunder and under the Series 2017-1 Supplement have been paid in full, all Letters of Credit have expired or been fully cash collateralized in accordance with the terms of this Agreement and the Commitments, the Swingline Commitment and the L/C Commitment have been terminated. In addition, the obligations of the Co-Issuers and the Lender Parties under Sections 3.05, 3.06, 3.07, 3.08, 9.05, 9.10 and 9.11 shall survive the termination of this Agreement.

Section 9.05 Payment of Costs and Expenses; Indemnification.

(a) Payment of Costs and Expenses. The Co-Issuers jointly and severally agree to pay (by depositing such amounts into the Collection Account to be distributed subject to and in accordance with the Priority of Payments), on the Series 2017-1 Closing Date (if invoiced at least one (1) Business Day prior to such date) or on or before five (5) Business Days after written demand (in all other cases), all reasonable expenses of the Administrative Agent, each initial Funding Agent and each initial Lender Party (including the reasonable fees and out-of-pocket expenses of counsel to each of the foregoing, if any, as well as the fees and expenses of the Rating Agencies) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and of each other Related Document, including schedules and exhibits, whether or not the transactions contemplated hereby or thereby are consummated (“Pre-Closing Costs”), and (ii) any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Related Document as may from time to time hereafter be proposed (“Class A-1 Amendment Expenses”). The Co-Issuers further jointly and severally agree to pay, subject to and in accordance with the Priority of Payments, and to hold the Administrative Agent, each Funding Agent and each Lender Party harmless from all liability for (x) any breach by the Co-Issuers of their obligations under this Agreement, (y) all reasonable costs incurred by the Administrative Agent, such Funding Agent or such Lender Party in enforcing this Agreement and (z) any Non-Excluded Taxes that may be payable in connection with (1) the execution or delivery of this Agreement, (2) any Borrowing or Swingline Loan hereunder, (3) the issuance of the Series 2017-1 Class A-1 Notes, (4) any Letter of Credit hereunder or (5) any other Related Documents (“Other Post-Closing Expenses”). The Co-Issuers also agree to reimburse, subject to and in accordance with the Priority of Payments, the Administrative Agent, such Funding Agent and such Lender Party upon demand for all reasonable out-of-pocket expenses incurred by the

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Administrative Agent, such Funding Agent and such Lender Party in connection with (1) the negotiation of any restructuring or “work-out”, whether or not consummated, of the Related Documents and (2) the enforcement of, or any waiver or amendment requested under or with respect to, this Agreement or any other Related Documents (“Out-of-Pocket Expenses”). Notwithstanding the foregoing, other than in connection with a sale or assignment pursuant to Section 9.18(a), the Co-Issuers shall have no obligation to reimburse any Lender Party for any of the fees and/or expenses incurred by such Lender Party with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Series 2017-1 Class A-1 Notes pursuant to Section 9.03 or Section 9.17.

(b) Indemnification of the Lender Parties. In consideration of the execution and delivery of this Agreement by the Lender Parties, the Co-Issuers hereby agree to jointly and severally indemnify and hold each Lender Party (each in its capacity as such and to the extent not reimbursed by the Co-Issuers and without limiting the obligation of the Co-Issuers to do so) and each of their officers, directors, employees and agents (collectively, the “Indemnified Parties”) harmless (by depositing such amounts into the Collection Account to be distributed subject to and in accordance with the Priority of Payments) from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable documented costs and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2017-1 Class A-1 Notes), including reasonable documented attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to:

(i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance, Swingline Loan or Letter of Credit; or

(ii) the entering into and performance of this Agreement and any other Related Document by any of the Indemnified Parties, including, for the avoidance of doubt, the consent by the Lender Parties set forth in Section 9.19;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence or willful misconduct or breach of representations set forth herein. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Co-Issuers hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. The indemnity set forth in this Section 9.05(b) shall in no event include indemnification for special, punitive, consequential or indirect damages of any kind or for any Taxes which shall be covered by (or expressly excluded from) the indemnification provided in Section 3.08 or for any transfer Taxes with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Series 2017-1 Class A-1 Notes pursuant to Section 9.17. The Co-Issuers shall give notice to the Rating Agencies of any claim for Indemnified Liabilities made under this Section 9.05(b).

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(c) Indemnification of the Administrative Agent and each Funding Agent by the Co-Issuers. In consideration of the execution and delivery of this Agreement by the Administrative Agent and each Funding Agent, the Co-Issuers hereby agree to jointly and severally indemnify and hold the Administrative Agent and each Funding Agent and each of their officers, directors, employees and agents (collectively, the “Agent Indemnified Parties”) harmless (by depositing such amounts into the Collection Account to be distributed subject to and in accordance with the Priority of Payments) from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable documented costs and expenses incurred in connection therewith (irrespective of whether any such Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2017-1 Class A-1 Notes), including reasonable documented attorneys’ fees and disbursements (collectively, the “Agent Indemnified Liabilities”), incurred by the Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Related Document by any of the Agent Indemnified Parties, except for any such Agent Indemnified Liabilities arising for the account of a particular Agent Indemnified Party by reason of the relevant Agent Indemnified Party’s gross negligence, bad faith or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Co-Issuers hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Agent Indemnified Liabilities that is permissible under applicable law. The indemnity set forth in this Section 9.05(c) shall in no event include indemnification for special, punitive, consequential or indirect damages of any kind or for any Taxes which shall be covered by (or expressly excluded from) the indemnification provided in Section 3.08. The Co-Issuers shall give notice to the Rating Agencies of any claim for Agent Indemnified Liabilities made under this Section 9.05(c).

(d) Indemnification of the Administrative Agent and each Funding Agent by the Committed Note Purchasers. In consideration of the execution and delivery of this Agreement by the Administrative Agent and the related Funding Agent, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to indemnify and hold the Administrative Agent and each of its officers, directors, employees and agents (collectively, the “Administrative Agent Indemnified Parties”) and such Funding Agent and each of its officers, directors, employees and agents (collectively, the “Funding Agent Indemnified Parties,” and together with the Administrative Agent Indemnified Parties, the “Applicable Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and reasonable documented costs and expenses incurred in connection therewith (solely to the extent not reimbursed by or on behalf of the Co-Issuers) (irrespective of whether any such Applicable Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Series 2017-1 Class A1 Notes), including reasonable documented attorneys’ fees and disbursements (collectively, the “Applicable Agent Indemnified Liabilities”), incurred by the Applicable Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Related Document by any of the Applicable Agent Indemnified Parties, except for any such Applicable Agent Indemnified Liabilities arising for the account of a particular Applicable Agent

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Indemnified Party by reason of the relevant Applicable Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Committed Note Purchaser, ratably according to its respective Commitment, hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Applicable Agent Indemnified Liabilities that is permissible under applicable law. The indemnity set forth in this Section 9.05(d) shall in no event include indemnification for consequential or indirect damages of any kind or for any Taxes which shall be covered by (or expressly excluded from) the indemnification provided in Section 3.08.

Section 9.06 Characterization as Related Document; Entire Agreement. This Agreement shall be deemed to be a Related Document for all purposes of the Base Indenture and the other Related Documents. This Agreement, together with the Base Indenture, the Series 2017-1 Supplement, the documents delivered pursuant to Article VII and the other Related Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 9.07 Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address, e-mail address (if provided), or facsimile number set forth on Schedule II hereto, or in each case at such other address, e-mail address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by e-mail, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (so long as transmitted on a Business Day, otherwise the next succeeding Business Day) upon receipt of electronic confirmation of transmission.

Section 9.08 Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

Section 9.09 Tax Characterization. Each party to this Agreement (a) acknowledges that it is the intent of the parties to this Agreement that, for accounting purposes and for all federal, state and local income and franchise Tax purposes, the Series 2017-1 Class A-1 Notes will be treated as evidence of indebtedness, (b) agrees to treat the Series 2017-1 Class A-1 Notes for all such purposes as indebtedness and (c) agrees that the provisions of the Related Documents shall be construed to further these intentions.

Section 9.10 No Proceedings; Limited Recourse.

(a) The Securitization Entities. Each of the parties hereto (other than the Co-Issuers) hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of the last maturing Note issued by the Co-Issuers pursuant to the Base Indenture, it will not institute against, or join with any other Person in instituting against, any

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Securitization Entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law, all as more particularly set forth in Section 14.13 of the Base Indenture and subject to any retained rights set forth therein; provided, however, that nothing in this Section 9.10(a) shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to this Agreement, the Series 2017-1 Supplement, the Base Indenture or any other Related Document. In the event that a Lender Party (solely in its capacity as such) takes action in violation of this Section 9.10(a), each affected Securitization Entity shall file or cause to be filed an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such Person against such Securitization Entity or the commencement of such action and raise or cause to be raised the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 9.10(a) shall survive the termination of this Agreement. Nothing contained herein shall preclude participation by a Lender Party in the assertion or defense of its claims in any such proceeding involving any Securitization Entity. The obligations of the Co-Issuers under this Agreement are solely the limited liability company or corporate obligations of the Co-Issuers, as the case may be.

(b) The Conduit Investors. Each of the parties hereto (other than the Conduit Investors) hereby covenants and agrees that it will not, prior to the date that is one year and one day after the payment in full of the latest maturing Commercial Paper or other debt securities or instruments issued by a Conduit Investor, institute against, or join with any other Person in instituting against, such Conduit Investor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, that nothing in this Section 9.10(b) shall constitute a waiver of any right to indemnification, reimbursement or other payment from such Conduit Investor pursuant to this Agreement, the Series 2017-1 Supplement, the Base Indenture or any other Related Document. In the event that the Co-Issuers, the Manager or a Lender Party (solely in its capacity as such) takes action in violation of this Section 9.10(b), such related Conduit Investor may file an answer with the bankruptcy court or otherwise properly contest or cause to be contested the filing of such a petition by any such Person against such Conduit Investor or the commencement of such action and raise or cause to be raised the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 9.10(b) shall survive the termination of this Agreement. Nothing contained herein shall preclude participation by the Co-Issuers, the Manager or a Lender Party in assertion or defense of its claims in any such proceeding involving a Conduit Investor. The obligations of the Conduit Investors under this Agreement are solely the corporate obligations of the Conduit Investors. No recourse shall be had for the payment of any amount owing in respect of this Agreement, including any obligation or claim arising out of or based upon this Agreement, against any stockholder, employee, officer, agent, director, member, affiliate or incorporator (or Person similar to an incorporator under state business organization laws) of any Conduit Investor; provided, however, nothing in this Section 9.10(b) shall relieve any of the foregoing Persons from any liability that any such Person may otherwise have for its gross negligence or willful misconduct.

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Section 9.11 Confidentiality. Each Lender Party agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of the Manager and the Co-Issuers, other than (a) to their Affiliates, officers, directors, employees, agents and advisors, including, without limitation, legal counsel and accountants (it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep it confidential), (b) to actual or prospective assignees and participants, and then only on a confidential basis (after obtaining such actual or prospective assignee’s or participant’s agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (c) as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Manager, as the case may be, has knowledge; provided that each Lender Party may disclose Confidential Information as requested by a Governmental Authority or self-regulatory organization or required by any law, rule or regulation or judicial process of which the Co-Issuers or the Manager, as the case may be, does not have knowledge if such Lender Party is prohibited by law, rule or regulation from disclosing such requirement to the Co-Issuers or the Manager, as the case may be, (d) to Program Support Providers (after obtaining such Program Support Providers’ agreement to keep such Confidential Information confidential in a manner substantially similar to this Section 9.11), (e) to any Rating Agency providing a rating for any Series or Class of Notes or any Conduit Investor’s debt or (f) in the course of litigation with the Co-Issuers, the Manager or such Lender Party.

“Confidential Information” means information that the Co-Issuers or the Manager furnishes to a Lender Party, but does not include (i) any such information that is or becomes generally available to the public other than as a result of a disclosure by a Lender Party or other Person to which a Lender Party delivered such information, (ii) any such information that was in the possession of a Lender Party prior to its being furnished to such Lender Party by the Co-Issuers or the Manager or (iii) any such information that is or becomes available to a Lender Party from a source other than the Co-Issuers or the Manager; provided that with respect to clauses (ii) and (iii) herein, such source is not (x) known to a Lender Party to be bound by a confidentiality agreement with the Co-Issuers or the Manager, as the case may be, with respect to the information or (y) known to a Lender Party to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

Section 9.12 GOVERNING LAW; CONFLICTS WITH INDENTURE. THIS AGREEMENT AND ALL MATTERS ARISING UNDER OR IN ANY MANNER RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW. IN THE EVENT OF ANY CONFLICTS BETWEEN THIS AGREEMENT AND THE INDENTURE, THE INDENTURE SHALL GOVERN.

Section 9.13 JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OF THE PARTIES HEREUNDER WITH RESPECT TO THIS AGREEMENT MAY BE

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BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREUNDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.

Section 9.14 WAIVER OF JURY TRIAL. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

Section 9.15 Counterparts. This Agreement may be executed in any number of counterparts (which may include facsimile or other electronic transmission of counterparts) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 9.16 Third-Party Beneficiary. The Trustee, on behalf of the Secured Parties, and the Control Party are express third-party beneficiaries of this Agreement.

Section 9.17 Assignment.

(a) Subject to Sections 6.03 and 9.17(f), any Committed Note Purchaser may at any time sell all or any part of its rights and obligations under this Agreement, the Series 2017-1 Class A-1 Advance Notes and, in connection therewith, any other Related Documents to which it is a party, with the prior written consent (not to be unreasonably withheld or delayed) of the Co-Issuers, the Swingline Lender and the L/C Provider, to one or more financial institutions (an “Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit B (the “Assignment and Assumption Agreement”), executed by such Acquiring Committed Note Purchaser, such assigning Committed Note Purchaser, the Funding Agent with respect to such Committed Note Purchaser, the Co-Issuers, the Swingline Lender and the L/C Provider and delivered to the Administrative Agent; provided that no consent of the Co-Issuers shall be required for an assignment to another Committed Note Purchaser or any Affiliate of a Committed Note Purchaser that has a rating equal to or higher than the assigning Committed Note Purchaser or if a Rapid Amortization Event or an Event of Default has occurred and is continuing.

(b) Without limiting the foregoing, subject to Sections 6.03 and 9.17(f), each Conduit Investor may assign all or a portion of the Investor Group Principal Amount with

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respect to such Conduit Investor and its rights and obligations under this Agreement, the Series 2017-1 Class A-1 Advance Notes and, in connection therewith, any other Related Documents to which it is a party to a Conduit Assignee with respect to such Conduit Investor, without the prior written consent of the Co-Issuers. Upon such assignment by a Conduit Investor to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor, (ii) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Related Documents, (iii) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Commercial Paper and/or the Series 2017-1 Class A-1 Advance Notes, shall have the benefit of all the rights and protections provided to such Conduit Investor herein and in the other Related Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume all of such Conduit Investor’s obligations, if any, hereunder or under the Base Indenture or under any other Related Document with respect to such portion of the Investor Group Principal Amount and such Conduit Investor shall be released from such obligations, (v) all distributions in respect of the Investor Group Principal Amount or such portion thereof with respect to such Conduit Investor shall be made to the applicable Funding Agent on behalf of such Conduit Assignee, (vi) the definition of the term “CP Funding Rate” with respect to the portion of the Investor Group Principal Amount with respect to such Conduit Investor, as applicable, funded or maintained with commercial paper issued by such Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “CP Funding Rate” applicable to such Conduit Assignee on the basis of the interest rate or discount applicable to Commercial Paper issued by or for the benefit of such Conduit Assignee (rather than any other Conduit Investor), (vii) the defined terms and other terms and provisions of this Agreement and the other Related Documents shall be interpreted in accordance with the foregoing, and (viii) if requested by the Funding Agent with respect to such Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Funding Agent may reasonably request to evidence and give effect to the foregoing. No assignment by any Conduit Investor to a Conduit Assignee of all or any portion of the Investor Group Principal Amount with respect to such Conduit Investor shall in any way diminish the obligation of the Committed Note Purchasers in the same Investor Group as such Conduit Investor under Section 2.03 to fund any Increase not funded by such Conduit Investor or such Conduit Assignee.

(c) Subject to Sections 6.03 and 9.17(f), any Conduit Investor and the related Committed Note Purchaser(s) may at any time sell all or any part of their respective rights and obligations under this Agreement, the Series 2017-1 Class A-1 Advance Notes and, in connection therewith, any other Related Documents to which it is a party, with the prior written consent (not to be unreasonably withheld or delayed) of the Co-Issuers, the Swingline Lender and the L/C Provider, to a multi-seller commercial paper conduit, whose commercial paper is rated at least “A-1” from S&P and/or “P-1” from Moody’s, as applicable, and one or more financial institutions providing support to such multi-seller commercial paper conduit (an “Acquiring Investor Group”) pursuant to a transfer supplement, substantially in the form of Exhibit C (the “Investor Group Supplement” or the “Series 2017-1 Class A-1 Investor Group Supplement”), executed by such Acquiring Investor Group, the Funding Agent with respect to such Acquiring Investor Group (including the Conduit Investor and the Committed Note

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Purchasers with respect to such Investor Group), such assigning Conduit Investor and the Committed Note Purchasers with respect to such Conduit Investor, the Funding Agent with respect to such assigning Conduit Investor and Committed Note Purchasers, the Co-Issuers, the Swingline Lender and the L/C Provider and delivered to the Administrative Agent; provided that no consent of the Co-Issuers shall be required for an assignment to another Committed Note Purchaser or any Affiliate of a Committed Note Purchaser and its related Conduit Investor or if a Rapid Amortization Event or an Event of Default has occurred and is continuing. For the avoidance of doubt, this Section 9.17(c) is intended to permit and provide for (i) assignments from a Committed Note Purchaser to a Conduit Investor in a different Investor Group and (ii) assignments from a Conduit Investor to a Committed Note Purchaser in a different Investor group, and, in each of clause (i) and (ii), Exhibit C shall be revised to reflect such assignments.

(d) Subject to Sections 6.03 and 9.17(f), the Swingline Lender may at any time assign all its rights and obligations hereunder and under the Series 2017-1 Class A-1 Swingline Note, in whole but not in part, with the prior written consent of the Co-Issuers and the Administrative Agent, which consent shall not be unreasonably withheld or delayed, to a financial institution pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Administrative Agent and the Co-Issuers, whereupon the assignor shall be released from its obligations hereunder; provided that no consent of the Co-Issuers shall be required if a Rapid Amortization Event or an Event of Default has occurred and is continuing; provided, further, that the prior written consent of each Funding Agent (other than any Funding Agent with respect to which all of the Committed Note Purchasers in such Funding Agent’s Investor Group are Defaulting Investors), which consent shall not be unreasonably withheld or delayed, shall be required if such financial institution is not a Committed Note Purchaser.

(e) Subject to Sections 6.03 and 9.17(f), the L/C Provider may at any time assign all or any portion of its rights and obligations hereunder and under the Series 2017-1 Class A-1 L/C Note with the prior written consent of the Co-Issuers and the Administrative Agent, which consent shall not be unreasonably withheld or delayed, to a financial institution pursuant to an agreement with, and in form and substance reasonably satisfactory to, the Administrative Agent and the Co-Issuers, whereupon the assignor shall be released from its obligations hereunder to the extent so assigned; provided that no consent of the Co-Issuers shall be required if a Rapid Amortization Event or an Event of Default has occurred and is continuing.

(f) Any assignment of the Series 2017-1 Class A-1 Notes shall be made in accordance with the applicable provisions of the Indenture.

Section 9.18 Defaulting Investors. (a) The Co-Issuers may, at their sole expense and effort, upon notice to such Defaulting Investor and the Administrative Agent, (i) require any Defaulting Investor to sell all of its rights, obligations and commitments under this Agreement, the Series 2017-1 Class A-1 Notes and, in connection therewith, any other Related Documents to which it is a party, to an assignee; provided that (x) such assignment is made in compliance with Section 9.17 and (y) such Defaulting Investor shall have received from such assignee an amount equal to such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder or (ii) remove any Defaulting Investor as an Investor by paying to such Defaulting Investor an amount equal to such Defaulting

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Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder.

(b) In the event that a Defaulting Investor desires to sell all or any portion of it rights, obligations and commitments under this Agreement, the Series 2017-1 Class A-1 Notes and, in connection therewith, any other Related Documents to which it is a party, to an unaffiliated third-party assignee for an amount less than 100% (or, if only a portion of such rights, obligations and commitments are proposed to be sold, such portion) of such Defaulting Investor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount of such Defaulting Investor and all accrued interest thereon, accrued fees and all other amounts payable to such Defaulting Investor hereunder, such Defaulting Investor shall promptly notify the Master Issuer of the proposed sale (the “Sale Notice”). Each Sale Notice shall certify that such Defaulting Investor has received a firm offer from the prospective unaffiliated third party and shall contain the material terms of the proposed sale, including, without limitation, the purchase price of the proposed sale and the portion of such Defaulting Investor’s rights, obligations and commitments proposed to be sold. The Master Issuer and any of its Affiliates shall have an option for a period of three (3) Business Days from the date the Sale Notice is given to elect to purchase such rights, obligations and commitments at the same price and subject to the same material terms as described in the Sale Notice. The Master Issuer or any of its Affiliates may exercise such purchase option by notifying such Defaulting Investor before expiration of such three (3) Business Day period that it wishes to purchase all (but not a portion) of the rights, obligations and commitments of such Defaulting Investor proposed to be sold to such unaffiliated third party. If the Master Issuer or any of its Affiliates gives notice to such Defaulting Investor that it desires to purchase such rights, obligations and commitments, the Master Issuer or such Affiliate shall promptly pay the purchase price to such Defaulting Investor. If the Master Issuer or any of its Affiliates does not respond to any Sale Notice within such three (3) Business Day period, the Master Issuer and its Affiliates shall be deemed not to have exercised such purchase option.

(c) Notwithstanding anything to the contrary contained in this Agreement, if any Investor becomes a Defaulting Investor, then, until such time as such Investor is no longer a Defaulting Investor, to the extent permitted by applicable law:

(i) Such Defaulting Investor’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.01.

(ii) Any payment of principal, interest, fees or other amounts payable to the account of such Defaulting Investor (whether voluntary or mandatory, at maturity or otherwise) shall be applied (and the Co-Issuers shall instruct the Trustee to apply such amounts) as follows: first, to the payment of any amounts owing by such Defaulting Investor to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Investor to the L/C Provider or the Swingline Lender hereunder; third, to provide cash collateral to the L/C Provider in accordance with Section 4.03(b) in an amount equal to the amount of Undrawn L/C Face Amounts at such time multiplied by the Commitment Percentage of such Defaulting

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Investor’s Investor Group multiplied by the Committed Note Purchaser Percentage of such Defaulting Investor; fourth, as the Co-Issuers may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which such Defaulting Investor has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Co-Issuers, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Investor’s potential future funding obligations with respect to Advances under this Agreement and (y) to provide cash collateral to the L/C Provider in accordance with Section 4.03(b) in an amount equal to the amount of any future Undrawn L/C Face Amounts multiplied by the Commitment Percentage of such Defaulting Investor’s Investor Group multiplied by the Committed Note Purchaser Percentage of such Defaulting Investor; sixth, to the payment of any amounts owing to the Investors, the L/C Provider or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Investor, the L/C Provider or the Swingline Lender against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Co-Issuers as a result of any judgment of a court of competent jurisdiction obtained by the Co-Issuers against such Defaulting Investor as a result of such Defaulting Investor’s breach of its obligations under this Agreement; and eighth, to such Defaulting Investor or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances or any extensions of credit resulting from a drawing under any Letter of Credit that has not been reimbursed as an Advance pursuant to Section 2.08(a) in respect of which such Defaulting Investor has not fully funded its appropriate share, and (y) such Advances were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 7.03 were satisfied or waived, such payment shall be applied solely to pay the Advances of, and extensions of credit resulting from a drawing under any Letter of Credit that has not been reimbursed as an Advance pursuant to Section 2.08(a) owed to, all non-Defaulting Investors on a pro rata basis prior to being applied to the payment of any Advances of, participations required to be purchased pursuant to Section 2.09(a) owed to, such Defaulting Investor until such time as all Advances and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Investors pro rata in accordance with the Commitments without giving effect to Section 9.1 8(c)(iii). Any payments, prepayments or other amounts paid or payable to a Defaulting Investor that are applied (or held) to pay amounts owed by a Defaulting Investor or to post cash collateral pursuant to this Section 9.18(c)(ii) shall be deemed paid to and redirected by such Defaulting Investor, and each Investor irrevocably consents hereto.

(iii) All or any part of such Defaulting Investor’s participation in L/C Obligations and Swingline Loans shall be reallocated among the non-Defaulting Investors pro rata based on their Commitments (calculated without regard to such Defaulting Investor’s Commitment) but only to the extent that (x) the conditions set forth in Section 7.03 are satisfied at the time of such reallocation (and, unless the Co-Issuers shall have otherwise notified the Administrative Agent at such time, the Co-Issuers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the product of any non-Defaulting

69

Investor’s related Investor Group Principal Amount multiplied by such non-Defaulting Investor’s Committed Note Purchaser Percentage to exceed such non-Defaulting Investor’s Commitment Amount. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Investor arising from that Investor having become a Defaulting Investor, including any claim of a non-Defaulting Investor as a result of such non-Defaulting Investor’s increased exposure following such reallocation.

(iv) If the reallocation described in clause (iii) above cannot, or can only partially, be effected, the Co-Issuers shall, without prejudice to any right or remedy available to them hereunder or under law, prepay Swingline Loans in an amount equal to the amount that cannot be so reallocated.

(d) If the Co-Issuers, the Administrative Agent, the Swingline Lender and the L/C Provider agree in writing that an Investor is no longer a Defaulting Investor, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Investor will, to the extent applicable, purchase that portion of outstanding Advances of the other Investors or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Investors in accordance with their respective Commitments (without giving effect to Section 9.1 8(c)(iii)), whereupon such Investor will cease to be a Defaulting Investor; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Co-Issuers while that Investor was a Defaulting Investor; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Investor to Investor will constitute a waiver or release of any claim of any party hereunder arising from that Investor’s having been a Defaulting Investor.

Section 9.19 No Fiduciary Duties. Each of the Manager and the Securitization Entities acknowledge and agree that in connection with the transaction contemplated in this Agreement, or any other services the Lender Parties may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Lender Parties: (a) no fiduciary or agency relationship between any of the Manager, the Securitization Entities and any other person, on the one hand, and the Lender Parties, on the other, exists; (b) the Lender Parties are not acting as advisor, expert or otherwise, to the Manager or the Securitization Entities, and such relationship between any of the Manager or the Securitization Entities, on the one hand, and the Lender Parties, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Lender Parties may have to the Manager and any of the Securitization Entities shall be limited to those duties and obligations specifically stated herein; (d) the Lender Parties and their respective affiliates may have interests that differ from those of the Manager or any of the Securitization Entities; and (e) the Manager and the Securitization Entities have consulted their own legal and financial advisors to the extent they deemed appropriate. For the avoidance of doubt, each of the Manager and the Securitization Entities hereby waive any claims that Manager or the Securitization Entities may have against the Lender Parties with respect to any breach of fiduciary duty in connection with the Series 2017-1 Class A-1 Notes.

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Section 9.20 No Guarantee by the Manager. The execution and delivery of this Agreement by Manager shall not be construed as a guarantee or other credit support by the Manager of the obligations of the Securitization Entities hereunder. The Manager shall not be liable in any respect for any obligation of the Securitization Entities hereunder or any violation by any Securitization Entity of its covenants, representations and warranties or other agreements and obligations hereunder.

Section 9.21 Term; Termination of Agreement. This Agreement shall terminate upon the earlier to occur of (a) the permanent reduction of the Series 2017-1 Class A-1 Notes Maximum Principal Amount to zero in accordance with Section 2.05(a) and payment in full of all monetary Obligations in respect of the Series 2017-1 Class A-1 Notes, (b) the payment in full of all monetary Obligations in respect of the Series 2017-1 Class A-1 Notes on or after the Class A-1 Notes Renewal Date (as may be extended from time to time) and (c) the termination of the Series Supplement pursuant to Section 5.9 thereof.

Section 9.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Related Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Related Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action or any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Related Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 9.23 [Reserved]

Section 9.24 USA Patriot Act. In accordance with the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “USA PATRIOT Act”), any Lender Party that is subject to the USA PATRIOT Act may obtain, verify and record information that identifies individuals or entities that establish a relationship with such Lender Party, including the name, address, tax

71

identification number and other information in accordance with the USA PATRIOT Act that will allow it to identify the individual or entity who is establishing the relationship or opening the account.

Section 9.25 Consent to Springing Amendment. Each Series 2017-1 Class A-1 Noteholder and each member of each Investment Group hereby consents to Amendment No. 2, to be dated as of the Series 2017-1 Closing Date, to the Amended and Restated Management Agreement, dated as of March 15, 2012, by and among the Co-Issuers, the Guarantors, DPL, Domino’s Pizza NS Co. and Citibank, N.A. as the Trustee, pursuant to which the amendments referenced therein shall become operative upon the payment in full of the Outstanding Principal Amount of the Series 2015-1 Class A-2 Notes (as such term is defined in the Series 2015-1 Supplement, dated as of October 21, 2015, to the Base Indenture, entered into by and among the Co-Issuers and Citibank, N.A., as the Trustee and the securities intermediary thereunder), and in their respective capacities as Noteholders hereby direct the Control Party to consent to such Amendment No. 2.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

DOMINO’S PIZZA MASTER ISSUER LLC, as Master Issuer and as a Co-Issuer

By	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA DISTRIBUTION LLC, as the Domestic Distributor and as a Co-Issuer

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S IP HOLDER LLC, as the IP Holder and as a Co-Issuer

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as the SPV Canadian HoldCo and as a Co-Issuer

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

[Domino’s – VFN Note Purchase Agreement]

DOMINO’S PIZZA FRANCHISING LLC, as a Guarantor

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC., as a Guarantor

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC, as a Guarantor

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S RE LLC, as a Guarantor

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

[Domino’s – VFN Note Purchase Agreement]

DOMINO’S EQ LLC, as a Guarantor

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S SPV GUARANTOR LLC, as a Guarantor

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

DOMINO’S PIZZA LLC, as Manager

By:	/s/ Adam J. Gacek
	Name:	Adam J. Gacek
	Title:	Secretary

[Domino’s – VFN Note Purchase Agreement]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent

By:	/s/ Christopher Lew
	Name:	Christopher Lew
	Title:	Executive Director

By:	/s/ Martin Snyder
	Name:	Martin Snyder
	Title:	Executive Director

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as L/C Provider

By:	/s/ Christopher Lew
	Name:	Christopher Lew
	Title:	Executive Director

By:	/s/ Martin Snyder
	Name:	Martin Snyder
	Title:	Executive Director

[Domino’s – VFN Note Purchase Agreement]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Swingline Lender

By:	/s/ Christopher Lew
	Name:	Christopher Lew
	Title:	Executive Director

By:	/s/ Martin Snyder
	Name:	Martin Snyder
	Title:	Executive Director

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Committed Note Purchaser

By:	/s/ Christopher Lew
	Name:	Christopher Lew
	Title:	Executive Director

By:	/s/ Martin Snyder
	Name:	Martin Snyder
	Title:	Executive Director

[Domino’s – VFN Note Purchase Agreement]

BARCLAYS BANK PLC, as Committed Note Purchaser

By:	/s/ Laura Spichiger
	Name:	Laura Spichiger
	Title:	Director

[Domino’s – VFN Note Purchase Agreement]

SCHEDULE I TO CLASS A-1

NOTE PURCHASE AGREEMENT

INVESTOR GROUPS AND COMMITMENTS

Investor Group/Funding Agent	Maximum Investor Group Principal Amount	Conduit Lender (if any)	Committed Note Purchaser(s)	Commitment Amount

Coöperatieve Rabobank U.A., New York Branch	$125,000,000	N/A	Coöperatieve Rabobank U.A., New York Branch	$125,000,000

Barclays Bank PLC	$50,000,000	N/A	Barclays Bank PLC	$50,000,000

Schedule I-1

SCHEDULE II TO CLASS A-1

NOTE PURCHASE AGREEMENT

NOTICE ADDRESSES FOR LENDER PARTIES, AGENTS, CO-ISSUERS AND MANAGER

CONDUIT INVESTORS

N/A

COMMITTED PURCHASERS

Coöperatieve Rabobank U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: General Counsel

With a copy by e-mail to: tmteam@rabobank.com

And a copy to:

Susan Williams

Assistant Vice President

245 Park Avenue, 38th Floor

New York, NY 10167

Fax: 914.304.9326

fm.us.bilateralloansfax@rabobank.com

Barclays Capital

745 Seventh Avenue

New York, New York 10019

Laura Spichiger

With a copy by e-mail to: barcapconduitops@barclays.com

And a copy by e-mail to:

asgreports@barclays.com

Schedule II-1

FUNDING AGENTS

Coöperatieve Rabobank U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: General Counsel

With a copy by e-mail to: tmteam@rabobank.com

And a copy to:

Susan Williams

Assistant Vice President

245 Park Avenue, 38th Floor

New York, NY 10167

Fax: 914.304.9326

fm.us.bilateralloansfax@rabobank.com

ADMINISTRATIVE AGENT

Coöperatieve Rabobank U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: General Counsel

With a copy by e-mail to: tmteam@rabobank.com

And a copy to:

Susan Williams

Assistant Vice President

245 Park Avenue, 38th Floor

New York, NY 10167

Fax: 914.304.9326

fm.us.bilateralloansfax@rabobank.com

SWINGLINE LENDER

Coöperatieve Rabobank U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: General Counsel

With a copy by e-mail to: tmteam@rabobank.com

And a copy to:

Susan Williams

Assistant Vice President

245 Park Avenue, 38th Floor

New York, NY 10167

Fax: 914.304.9326

fm.us.bilateralloansfax@rabobank.com

L/C PROVIDER

Coöperatieve Rabobank U.A., New York Branch

245 Park Avenue, 37th Floor

New York, NY 10167

Attention: General Counsel

With a copy by e-mail to: tmteam@rabobank.com

And a copy to:

Bibi Mohamed

Vice President

245 Park Avenue, 38th Floor

New York, NY 10167

Phone: 212.574.7315

Fax: 201.499.5479

rabonysblc@rabobank.com

CO-ISSUERS

Domino’s Pizza Master Issuer LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

Attention: Secretary

Fax: 866.282.3872

And a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention: David H. Midvidy

Fax: 917.777.2089

Domino’s Pizza Master Issuer LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

Attention: Secretary

Fax: 866.282.3872

And a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention: David H. Midvidy

Fax: 917.777.2089

Domino’s Pizza Distribution LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

Attention: Secretary

Fax: 866.282.3872

And a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention: David H. Midvidy

Fax: 917.777.2089

Schedule II-1

Domino’s IP Holder LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

Attention: Secretary

Fax: 866.282.3872

And a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention: David H. Midvidy

Fax: 917.777.2089

MANAGER

DOMINO’S PIZZA LLC

24 Frank Lloyd Wright Drive

P.O. Box 485

Ann Arbor, MI 48105

Attention: Secretary

Fax: 866.282.3872

And a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention: David H. Midvidy

Fax: 917.777.2089

SCHEDULE III TO CLASS A-1

NOTE PURCHASE AGREEMENT

ADDITIONAL CLOSING CONDITIONS

The following are the additional conditions to initial issuance and effectiveness referred to in Section 7.01(c):

(a) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Related Documents, and all other legal matters relating to the Related Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Lender Parties, and the Co-Issuers and the Guarantors shall have furnished to the Lender Parties all documents and information that the Lender Parties or their counsel may reasonably request to enable them to pass upon such matters.

(b) The Lender Parties shall have received evidence satisfactory to the Lender Parties and their counsel, that, on or before the Series 2017-1 Closing Date, all UCC-1 financing statements and assignments and other instruments required to be filed on or prior to the Series 2017-1 Closing Date pursuant to the Related Documents have been or are being filed.

(c) Each Lender Party shall have received one or more opinions of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Domino’s Parties, with respect to the matters set forth on Schedule I-A hereto.

(d) Each Lender Party shall have received an opinion of in-house counsel to the Domino’s Parties, addressed to the Committed Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to each Lender Party and its counsel, which opinion shall include the opinions set forth on Schedule I-B.

(e) Each Lender Party shall have received an opinion of DLA Piper LLP (US), franchise counsel to the Domino’s Parties, addressed to the Committed Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to each Lender Party and its counsel, which opinion shall include the relevant opinions set forth on Schedule I-C.

(f) Each Lender Party shall have received an opinion from Miller, Canfield, Paddock & Stone, P.L.C., Michigan counsel, addressed to the Committed Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to each Lender Party and its counsel, which opinion shall include the relevant opinions set forth on Schedule I-C.

(g) Each Lender Party shall have received an opinion from Stewart McKelvey, Nova Scotia counsel, Stikeman Elliot LLP, Alberta, British Columbia and Ontario counsel, Thompson Dorman Sweatman LLP, Manitoba counsel, and Loyens Loeff, Dutch counsel, each addressed to the Committed Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to each Lender Party and its counsel, which opinions shall include the relevant opinions set forth on Schedule I-D.

(h) Each Lender Party shall have received an opinion of Dentons US LLP, counsel to the Trustee, addressed to the Committed Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to each Lender Party and its counsel, which opinion shall include the relevant opinions set forth on Schedule I-E.

Schedule III-1

(i) Each Lender Party shall have received an opinion of Andrascik & Tita LLC, counsel to the Servicer, and an opinion of in-house counsel to the Servicer, each addressed to the Committed Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to each Lender Party and its counsel, which opinions shall include the relevant opinions set forth on Schedule I-E.

(j) Each Lender Party shall have received a bring down letter to the opinion of in-house counsel to the Back-Up Manager delivered in connection with the issuance and sale of the Series 2012-1 Notes, addressed to the Committed Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to each Lender Party and its counsel, which bring-down letter to the opinion shall include the relevant opinions set forth on Schedule I-E.

(k) There shall exist at and as of the Series 2017-1 Closing Date no condition that would constitute an “Event of Default” (or an event that with notice or the lapse of time, or both, would constitute an “Event of Default”) under, and as defined in, the Indenture or a material breach under any of the Related Documents as in effect at the Series 2017-1 Closing Date (or an event that, with notice or lapse of time, or both, would constitute such a material breach). On the Series 2017-1 Closing Date, each of the Related Documents shall be in full force and effect.

(l) The Manager, each Guarantor and each Co-Issuer shall have furnished to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Representative, dated as of the Closing Date, of the Chief Financial Officer (or, if such entity has no Chief Financial Officer, of another Authorized Officer) of such entity that such entity will be Solvent immediately after the consummation of the transactions contemplated by this Agreement; provided, that, in the case of each Securitization Entity, the liabilities of the other Securitization Entities with respect to debts, liabilities and obligations for which such Securitization Entity is jointly and severally liable shall be taken into account.

(m) None of the transactions contemplated by this Agreement shall be subject to an injunction (temporary or permanent) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or threatened against the Co-Issuers, the Parent Companies or the Lender Parties that would reasonably be expected to adversely impact the issuance of the Series 2017-1 Notes and the Guarantee thereof under the G&C Agreement or the Lender Parties’ activities in connection therewith or any other transactions contemplated by the Related Documents.

(n) The representations and warranties of each of the Co-Issuers, the Parent Companies and the Manager (to the extent a party thereto) contained in the Related Documents to which each of the Co-Issuers, the Parent Companies and the Manager is a party will be true and correct (i) if qualified as to materiality or Material Adverse Effect, in all respects, and (ii) if not so qualified, in all material respects, as of the Series 2017-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (x) if qualified as to materiality, in all respects, and (y) if not so qualified, in all material respects, as of such earlier date).

Schedule I-2

(o) The Co-Issuers shall have delivered $1,900,000,000 of the Series 2017-1 Class A-2 Notes to the Initial Purchasers on the Series 2017-1 Closing Date.

(p) The Lender Parties shall have received a certificate from each Co-Issuer, and the Manager, in each case executed on behalf of such Person by any Authorized Officer of the such Person, dated the Series 2017-1 Closing Date, to the effect that, to the best of each such Authorized Officer’s knowledge, (i) the representations and warranties of such Person in this Agreement and in each other Related Document to which such Person is a party are true and correct (A) if qualified as to materiality or Material Adverse Effect, in all respects and (B) if not so qualified, in all material respects, in each case, on and as of the Series 2017-1 Closing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct (x) if qualified as to materiality or Material Adverse Effect, in all respects, and (y) if not so qualified, in all material respects, in each case, as of such earlier date); (ii) such Person has complied with all agreements in all material respects and satisfied all conditions on its part to be performed or satisfied hereunder or under the Related Documents at or prior to the Series 2017-1 Closing Date; (iii) subsequent to the date as of which information is given in the Pricing Disclosure Package (as defined in the Series 2017-1 Class A-2 Note Purchase Agreement), there has not been any development in the general affairs, business, properties, capitalization, condition (financial or otherwise) or results of operation of such Person except as set forth or contemplated in the Pricing Disclosure Package or as described in such certificate or certificates that could reasonably be expected to result in a Material Adverse Effect; and (iv) nothing has come to such officer’s attention that would lead such Authorized Officer to believe that the Pricing Disclosure Package, as of the Applicable Time (as defined in the Series 2017-1 Class A-2 Note Purchase Agreement), and as of the Series 2017-1 Closing Date, or the Offering Memorandum as of its date and as of the Series 2017-1 Closing Date included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(q) On or prior to the Series 2017-1 Closing Date, the Co-Issuers shall have jointly and severally paid to the Administrative Agent (i) the Upfront Commitment Fee (under and as defined in the Series 2017-1 Class A-1 VFN Fee Letter) and (ii) the initial installment of Administrative Agent Fee (under and as defined in the Series 2017-1 Class A-1 VFN Rabobank Fee Letter).

Schedule I-3

SCHEDULE I TO

ADDITIONAL CLOSING CONDITIONS

Schedule I-A

Capitalized terms used within this Schedule I-A shall have the meanings set forth in the respective opinion letters in which they will be delivered.

Skadden, Arps, Slate, Meagher & Flom LLP Opinions

Skadden 2017 Corporate Opinion

1.	Based solely on our review of the 2017 Delaware Certificates, each Delaware Opinion Party is duly incorporated or formed, as applicable, and is validly existing and in good standing under the DGCL or the DLLCA, as applicable.

2.	Each Delaware Opinion Party has the corporate or limited liability company, as applicable, power and authority to execute and deliver each of the Transaction Agreements to which such Delaware Opinion Party is a party and to perform all its obligations thereunder, including, if such Delaware Opinion Party is a Co-Issuer, the issuance and sale of the Notes, under the DGCL or the DLLCA, as applicable, and each Delaware Member has the limited liability company power and authority to execute, deliver and perform all of its obligations under each of the Delaware LLC Agreements to which such Delaware Member is a party under the DLLCA.

3.	Each of the Transaction Agreements to which a Delaware Opinion Party is a party has been duly authorized, executed and delivered by all requisite corporate or limited liability company, as applicable, action on the part of such Delaware Opinion Party under the DGCL or the DLLCA, as applicable.

4.	(A) Each of the New York Transaction Agreements to which an Opinion Party is a party constitutes the valid and binding obligation of such Opinion Party, enforceable against such Opinion Party in accordance with its terms under the laws of the State of New York. (B) Each of the Delaware Transaction Agreements to which an Opinion Party or DNAF is a party constitutes the valid and binding obligation of such Opinion Party or DNAF, enforceable against such Opinion Party or DNAF in accordance with its terms under the laws of the State of Delaware.

5.	Each Delaware LLC Agreement of each Delaware LLC Opinion Party constitutes the valid and binding agreement of each Delaware Member party thereto, enforceable against such Delaware Member in accordance with its terms under the laws of the State of Delaware.

6.

Neither the execution and delivery by each Delaware Opinion Party of the Transaction Agreements to which such Delaware Opinion Party is a party, nor the performance by such Delaware Opinion Party of its obligations thereunder, including, if such Delaware Opinion Party is a Co-Issuer, the issuance and sale of the Notes, (i) conflicts with the

Schedule I-1

Organizational Documents of such Delaware Opinion Party or (ii) violates any law, rule or regulation of the State of New York or the United States of America or the DGCL or the DLLCA, as applicable.

7.	Neither the execution and delivery by each Opinion Party of the Transaction Agreements to which such Opinion Party is a party nor the enforceability of each of the Transaction Agreements to which such Opinion Party is a party against such Opinion Party, requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America or the DGCL or the DLLCA, as applicable, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

8.	Each Opinion Party is not and, solely after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Memorandum, will not be an “investment company” as such term is defined in Section 3(a)(1) of the Investment Company Act of 1940, as amended, and each Opinion Party is not a “covered fund” for purposes of regulations adopted under Section 13 of the Bank Holding Company Act of 1956, as amended.

9.	All conditions precedent to the issuance of the Notes set forth in the Indenture have been satisfied and the Series 2017-1 Supplement is authorized or permitted pursuant to the terms and conditions of the Indenture.

10.	The Notes have been duly authorized by all requisite limited liability company or corporate action, as applicable, on the part of the Co-Issuers and duly executed by the Co-Issuers under the DLLCA or DGCL, as applicable, and when duly authenticated by the Trustee and issued and delivered by the Co-Issuers against payment therefor in accordance with the terms of the Series 2017-1 Note Purchase Agreements and the Indenture, the Notes will constitute valid and binding obligations of the Co-Issuers, entitled to the benefits of the Indenture and enforceable against the Co-Issuers in accordance with their terms under the laws of the State of New York.

11.

Assuming (i) the accuracy of the representations and warranties of the Opinion Parties party thereto set forth in Section 2(a) through (g) of the Series 2017-1 Class A-2 Note Purchase Agreement and of the Initial Purchasers in Sections 3(b), (d) and (e) of the Series 2017-1 Class A-2 Note Purchase Agreement, (ii) the due performance by such Opinion Parties of the covenants and agreements set forth in Section 5(e) through (h), (n) through (p) and (s) of the Series 2017-1 Class A-2 Note Purchase Agreement and the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 3(b), (d) and (e) of the Series 2015-1 Class A-2 Note Purchase Agreement, and (iii) the compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Memorandum, the offer, sale and delivery of the Series 2017-1 Class A-2 Notes to the Initial Purchasers in the manner contemplated by the Offering Memorandum and the Series 2017-1 Class A-2 Purchase Agreement and the initial resale of the Series 2017-1 Class A-2 Notes by the Initial Purchasers in the manner contemplated in the Offering Memorandum and the Series 2017-1 Class A-2

Schedule I-2

Purchase Agreement, do not require registration under the Securities Act of 1933, as amended, or qualification of the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that we do not express any opinion with respect to any subsequent reoffer or resale of any Series 2017-1 Class A-2 Notes.

12.	Assuming the accuracy of the representations and warranties of the Opinion Parties party thereto set forth in Section 6.01(c) through (e) and (g) of the Series 2017-1 Class A-1 Note Purchase Agreement and of the Lender Parties (as such term is defined in the Series 2017-1 Class A-1 Note Purchase Agreement) in Section 6.03(a) through (h) of the Series 2017-1 Class A-1 Note Purchase Agreement, the offer, sale and delivery of the Series 2017-1 Class A-1 Notes to the Lender Parties in the manner contemplated by the Series 2017-1 Class A-1 Purchase Agreement does not require registration under the Securities Act of 1933, as amended, or qualification of the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that we do not express any opinion with respect to any subsequent reoffer or resale of any Series 2017-1 Class A-1 Notes.

13.	The Notes and the Company Order conform to the requirements of the Base Indenture and the Series 2017-1 Supplement, and the Notes are permitted to be authenticated by the Trustee pursuant to the terms of the Base Indenture and the Series 2017-1 Supplement.

Skadden 2017 Reliance Letter

14.	You are hereby authorized to rely on the 2012 Opinions and the 2015 Opinions in connection with the closing occurring today and the offering of the Notes, subject to the assumptions and qualifications set forth in the respective 2012 Opinions and 2015 Opinions, as if you were an original addressee thereof, as of the date thereof. We have assumed and continue to assume no obligation to update or supplement the attached 2012 Opinions or 2015 Opinions to reflect any facts or circumstances which have occurred since March 15, 2012, April 3, 2012, or October 21, 2015, as applicable, or may occur after the date hereof; provided, that we have furnished you with an opinion, dated the date hereof, with respect to certain corporate matters of certain Transaction Parties relating to the 2017 Issuance.

2012 Corporate Opinion

a.	Based solely on our review of the Delaware Certificates, each Delaware Opinion Party is duly incorporated or formed, as applicable, and is validly existing and in good standing under the DGCL or the DLLCA, as applicable.

b.	Each Delaware Opinion Party has the corporate or limited liability company, as applicable, power and authority to execute and deliver each of the Transaction Documents (other than the LLC Agreements) to which such Delaware Opinion Party is a party and to consummate the transactions contemplated thereby under the DGCL or the DLLCA, as applicable, and each Delaware Member has the limited liability company power and authority to execute, deliver and perform all of its obligations under each of the Securitization Entity LLC Agreements to which such Delaware Member is a party under the DLLCA.

Schedule I-3

c.	Each of the Transaction Documents to which a Delaware Opinion Party is a party has been duly authorized, executed and delivered by all requisite corporate or limited liability company, as applicable, action on the part of such Delaware Opinion Party under the DGCL or the DLLCA, as applicable.

d.	(A) Each of the New York Transaction Agreements to which an Opinion Party is a party constitutes the valid and binding obligation of such Opinion Party, enforceable against such Opinion Party in accordance with its terms under the laws of the State of New York. (B) Each of the Delaware Transaction Agreements to which an Opinion Party is a party constitutes the valid and binding obligation of such Opinion Party, enforceable against such Opinion Party in accordance with its terms under the laws of the State of Delaware.

e.	Each Securitization Entity LLC Agreement of each Delaware LLC Opinion Party constitutes a valid and binding agreement of each Delaware Member party thereto, enforceable against such Delaware Member in accordance with its terms under the DLLCA.

f.	The provisions of each Securitization Entity LLC Agreement regulating each Delaware LLC Opinion Party’s authority to commence a voluntary case under title 11 of the United States Code constitute a valid and binding agreement of the respective Delaware Member, enforceable against such Delaware Member in accordance with its terms under the DLLCA.

g.	Under the DLLCA and each LLC Agreement, the commencement of a bankruptcy proceeding with respect to or a dissolution of the Member of a Delaware LLC Opinion Party will not, by itself, cause such Delaware LLC Opinion Party to be dissolved or its affairs to be wound up.

h.	Neither the execution and delivery by each Delaware Opinion Party of the Transaction Documents to which such Delaware Opinion Party is a party nor the consummation by such Delaware Opinion Party of the transactions contemplated thereby, including the issuance and sale of the Notes in accordance with the Transaction Documents, conflicts with the Organizational Documents of such Delaware Opinion Party.

i.	Neither the execution and delivery by each Opinion Party of the Transaction Documents to which such Opinion Party is a party nor the consummation by such Opinion Party of the transactions contemplated thereby, including the issuance and sale of the Notes: (i) violates any law, rule or regulation of the State of Delaware, the State of New York or the United States of America, or (ii) requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America or the DGCL or the DLLCA, as applicable, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

Schedule I-4

j.	Each Opinion Party is not and, solely after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Memorandum, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

k.	The Notes have been duly authorized by all requisite limited liability company or corporate action, as applicable, on the part of the Co-Issuers and duly executed by the Co-Issuers under the DLLCA or DGCL, as applicable, and when duly authenticated by the Trustee and issued and delivered by the Co-Issuers against payment therefor in accordance with the terms of the Purchase Agreements and the Indenture, the Notes will constitute valid and binding obligations of the Co-Issuers, entitled to the benefits of the Indenture and enforceable against the Co-Issuers in accordance with their terms under the laws of the State of New York.

l.	Assuming (i) the accuracy of the representations and warranties of the Opinion Parties party thereto set forth in Section 2(a) through (e) of the Class A-2 NPA and of the Initial Purchasers in Sections 3(b) and (d) of the Class A-2 NPA, (ii) the due performance by such Opinion Parties of the covenants and agreements set forth in Section 5(i), (o), (p), (q) and (u) of the Class A-2 NPA and the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 3(b) and (d) of the Class A-2 NPA, and (iii) the compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Memorandum, the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by the Purchase Agreements and the Offering Memorandum and the initial resale of the Notes by the Initial Purchasers in the manner contemplated in the Offering Memorandum and the Purchase Agreements, do not require registration under the Securities Act or qualification of the Indenture under the Trust Indenture Act of 1939, it being understood that we do not express any opinion with respect to any subsequent reoffer or resale of any Notes.

2012 Security Interest Opinion

a.	Under the New York UCC, the provisions of the Indenture are effective to create a security interest in each Co-Issuer’s rights in the UCC Collateral in favor of the Trustee to secure the Obligations (as defined in the Indenture).

b.	Under the New York UCC, the provisions of the G&C Agreement are effective to create a security interest in each Guarantor’s rights in the UCC Collateral in favor of the Trustee to secure the Obligations (as defined in the Indenture).

c.	Each Delaware Financing Statement (other than the Previously Filed Financing Statements) is in sufficient form for filing in the Delaware Filing Office. Under the Delaware UCC, the security interest of the Trustee will be perfected in each Grantor’s rights in that portion of the UCC Collateral in which a security interest can be perfected under the Delaware UCC by the filing of a financing statement in the Delaware Filing Office upon the later of the attachment of the security interest and the filing of the Delaware Financing Statement identifying such Grantor as debtor in the Delaware Filing Office.

Schedule I-5

d.	Under the New York UCC and the Federal Book-Entry Regulations, the provisions of the Control Agreement are effective to perfect the security interest of the Trustee in each Grantor’s rights in the respective Collateral Account.

e.	Under the New York UCC, assuming that neither the Trustee nor any Beneficiary has notice of adverse claims with respect to the Possessory Certificates then, upon the delivery on the date hereof of such Possessory Certificates to the Trustee, indorsed by an effective indorsement, either in blank or to the Trustee, the security interest of the Trustee in each Grantor’s rights in the Possessory Certificates pledged by such Grantor will be perfected and the Trustee will acquire each Grantor’s rights in the Possessory Certificates pledged by such Grantor free of any adverse claims under Section 8-303 of the New York UCC. As used herein, “notice of adverse claim” has the meaning set forth in Section 8-105 of the New York UCC and includes, without limitation, any adverse claim that the Trustee or any Beneficiary would discover upon any investigation that such person has a duty, imposed by statute or regulation, to conduct.

f.	To the extent that federal trademark laws of the United States pertaining to the assignment of trademarks preempt the provisions of the applicable UCC requiring the filing of a financing statement for the perfection of a security interest in trademarks, the recordation of the Trademark Security Agreement in the United States Patent and Trademark Office (the “PTO”) against the U.S. registered trademarks and trademark applications set forth on Schedule 1 to the Trademark Security Agreement (the “Trademarks”) within three (3) months after its date will perfect the Trustee’s security interest in the IP Holder’s right, title and interest in such Trademarks.

g.	To the extent that federal patent laws of the United States pertaining to the assignment, grant or conveyance of patents preempt the provisions of the applicable UCC requiring the filing of a financing statement for the perfection of a security interest in patents, the recordation of the Patent Security Agreement in the PTO against the U.S. patents and patent applications set forth on Schedule 1 to the Patent Security Agreement (the “Patents”) within three (3) months from its date will perfect the Trustee’s security interest in the IP Holder’s right, title and interest in such Patents.

2012 Back-Up Security Interest Opinion

a.

We call to your attention that each Contribution Agreement purported to contribute or sell the applicable UCC Collateral, and we do not express any opinion with respect to the proper characterization of the transfer. However, if in each case the transfer was characterized as a lien, the provisions of each Contribution Agreement were effective under the UCC to create a security

Schedule I-6

interest in each Grantor’s rights in the applicable UCC Collateral in favor of the related Secured Party in each case to secure a loan in the aggregate value specified in such Contribution Agreement.

2012 Voluntary Bankruptcy Opinion

a.	In a properly presented and argued case by a party with standing to seek dismissal of the Voluntary Case based on a Delaware Securitization Entity’s failure to comply with those provisions of its Organizational Documents requiring a unanimous written consent of its Managers or Directors, as applicable, to commence a Voluntary Case, as a legal matter, and based upon existing case law, a bankruptcy court would rule that compliance with those provisions of the Organizational Documents requiring a unanimous written consent of such Delaware Securitization Entity’s Managers or Directors, as applicable, to commence a Voluntary Case is necessary in order to commence a Voluntary Case.

2015 Corporate Opinion

a.	Based solely on our review of the Delaware Certificates, each Delaware Opinion Party is duly incorporated or formed, as applicable, and is validly existing and in good standing under the DGCL or the DLLCA, as applicable.

b.	Each Delaware Opinion Party has the corporate or limited liability company, as applicable, power and authority to execute and deliver each of the Transaction Agreements to which such Delaware Opinion Party is a party and to consummate the transactions contemplated thereby, including, if such Delaware Opinion Party is a Co-Issuer, the issuance and sale of the Notes, under the DGCL or the DLLCA, as applicable, including, if such Delaware Opinion Party is a Co-Issuer, the issuance and sale of the Notes, and each Delaware Member has the limited liability company power and authority to execute, deliver and perform all of its obligations under each of the Delaware LLC Agreements to which such Delaware Member is a party under the DLLCA.

c.	Each of the Transaction Agreements to which a Delaware Opinion Party is a party has been duly authorized, executed and delivered by all requisite corporate or limited liability company, as applicable, action on the part of such Delaware Opinion Party under the DGCL or the DLLCA, as applicable.

d.	(A) Each of the New York Transaction Agreements to which an Opinion Party is a party constitutes the valid and binding obligation of such Opinion Party, enforceable against such Opinion Party in accordance with its terms under the laws of the State of New York. (B) Each of the Delaware Transaction Agreements to which an Opinion Party or DNAF is a party constitutes the valid and binding obligation of such Opinion Party or DNAF, enforceable against such Opinion Party or DNAF in accordance with its terms under the laws of the State of Delaware.

Schedule I-7

e.	Each Delaware LLC Agreement of each Delaware LLC Opinion Party constitutes a valid and binding agreement of each Delaware Member party thereto, enforceable against such Delaware Member in accordance with its terms under the DLLCA.

f.	Neither the execution and delivery by each Delaware Opinion Party of the Transaction Agreements to which such Delaware Opinion Party is a party nor the consummation by such Delaware Opinion Party of the transactions contemplated by each of the Transaction Agreements to which such Delaware Opinion Party is a party, including, if such Delaware Opinion Party is a Co-Issuer, the issuance and sale of the Notes, (i) conflicts with the Organizational Documents of such Delaware Opinion Party or (ii) violates any law, rule or regulation of the State of New York or the United States of America or the DGCL or the DLLCA, as applicable;

g.	Neither the execution and delivery by each Opinion Party of the Transaction Agreements to which such Opinion Party is a party nor the enforceability of each of the Transaction Agreements to which such Opinion Party is a party against such Opinion Party, requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America, the DGCL or the DLLCA, as applicable, or except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

h.	Each Opinion Party is not and, solely after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Memorandum, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

i.	All conditions precedent to the issuance of the Notes set forth in the Indenture have been satisfied and the Series 2015-1 Supplement is authorized or permitted pursuant to the terms and conditions of the Indenture.

j.	The Notes have been duly authorized by all requisite limited liability company or corporate action, as applicable, on the part of the Co-Issuers and duly executed by the Co-Issuers under the DLLCA or DGCL, as applicable, and when duly authenticated by the Trustee and issued and delivered by the Co-Issuers against payment therefor in accordance with the terms of the Series 2015-1 Note Purchase Agreements and the Indenture, the Notes will constitute valid and binding obligations of the Co-Issuers, entitled to the benefits of the Indenture and enforceable against the Co-Issuers in accordance with their terms under the laws of the State of New York.

Schedule I-8

k.	Assuming (i) the accuracy of the representations and warranties of the Opinion Parties party thereto set forth in Section 2(a) through (g) of the Series 2015-1 Class A-2 Note Purchase Agreement and of the Initial Purchasers in Sections 3(b), (d) and (e) of the Series 2015-1 Class A-2 Note Purchase Agreement, (ii) the due performance by such Opinion Parties of the covenants and agreements set forth in Section 5(e) through (h), (n) through (p) and (s) of the Series 2015-1 Class A-2 Note Purchase Agreement and the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 3(b), (d) and (e) of the Series 2015-1 Class A-2 Note Purchase Agreement, and (iii) the compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Offering Memorandum, the offer, sale and delivery of the Series 2015-1 Class A-2 Notes to the Initial Purchasers in the manner contemplated by the Offering Memorandum and the Series 2015-1 Class A-2 Purchase Agreement and the initial resale of the Series 2015-1 Class A-2 Notes by the Initial Purchasers in the manner contemplated in the Offering Memorandum and the Series 2015-1 Class A-2 Purchase Agreement, do not require registration under the Securities Act of 1933, as amended, or qualification of the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that we do not express any opinion with respect to any subsequent reoffer or resale of any Series 2015-1 Class A-2 Notes.

l.	Assuming the accuracy of the representations and warranties of the Opinion Parties party thereto set forth in Section 6.01(c) through (e) and (g) of the Series 2015-1 Class A-1 Note Purchase Agreement and of the Lender Parties (as such term is defined in the Series 2015-1 Class A-1 Note Purchase Agreement) in Section 6.03(a) through (h) of the Series 2015-1 Class A-1 Note Purchase Agreement, the offer, sale and delivery of the Series 2015-1 Class A-1 Notes to the Lender Parties in the manner contemplated by the Series 2015-1 Class A-1 Purchase Agreement does not require registration under the Securities Act of 1933, as amended, or qualification of the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that we do not express any opinion with respect to any subsequent reoffer or resale of any Series 2015-1 Class A-1 Notes.

m.	The Notes and the Company Order conform to the requirements of the Base Indenture and the Series 2015-1 Supplement, and the Notes are permitted to be authenticated by the Trustee pursuant to the terms of the Base Indenture and the Series 2015-1 Supplement.

2015 Security Interest Opinion

a.	Under the New York UCC, the provisions of the Indenture are effective to create a security interest in each Co-Issuer’s rights in the UCC Collateral in favor of the Trustee to secure the Obligations (as defined in the Indenture).

Schedule I-9

b.	Under the New York UCC, the provisions of the G&C Agreement are effective to create a security interest in each Guarantor’s rights in the UCC Collateral in favor of the Trustee to secure the Obligations (as defined in the Indenture).

c.	Under the Delaware UCC, the security interest of the Trustee was perfected in each Delaware Grantor’s rights in that portion of the UCC Collateral in which a security interest can be perfected under the Delaware UCC by the filing of a financing statement in the Delaware Filing Office upon the later of the attachment of the security interest and the filing of the Delaware Financing Statement identifying such Grantor as debtor in the Delaware Filing Office.

d.	Under the New York UCC, the provisions of the Base Indenture are effective to perfect the security interest of the Trustee in each Co-Issuer’s rights in the respective Indenture Trust Account.

e.	Under the New York UCC, the provisions of the Control Agreement are effective to perfect the security interest of the Trustee in each Grantor’s rights in the respective Collateral Account.

f.	Under the New York UCC, assuming that neither the Trustee nor any Beneficiary has notice of adverse claims with respect to the Possessory Certificates, then, upon the delivery of such Possessory Certificates to the Trustee, indorsed by an effective indorsement, either in blank or to the Trustee, the security interest of the Trustee in each Grantor’s rights in the Possessory Certificates pledged by such Grantor was perfected and the Trustee acquired each Grantor’s rights in the Possessory Certificates pledged by such Grantor free of any adverse claims under Section 8-303 of the New York UCC. As used herein, “notice of adverse claim” has the meaning set forth in Section 8-105 of the New York UCC and includes, without limitation, any adverse claim that the Trustee or any Beneficiary would discover upon any investigation that such person has a duty, imposed by statute or regulation, to conduct.

g.	To the extent that the provisions of the Lanham (Trademark) Act (15 U.S.C. § 1051, et seq.) (the “Lanham Act”) pertaining to the assignment of trademarks preempt the provisions of the applicable UCC requiring the filing of a financing statement for the perfection of a security interest in trademarks, the recordation of the (i) Supplemental Trademark Security Agreement in the United States Patent and Trademark Office (the “PTO”) against the U.S. registered trademarks and trademark applications identified by the trademark and trademark application numbers set forth on Schedule 1 to the Supplemental Trademark Security Agreement (the “Supplemental Trademarks”) within three (3) months after its date perfected the Trustee’s security interest in the IP Holder’s right, title and interest in such Supplemental Trademarks, and (ii) Trademark Security Agreement in the PTO against the U.S. registered trademarks and trademark applications identified by the trademark and trademark application numbers set forth on Schedule 1 to the Trademark Security Agreement (the “Existing Trademarks” and, together with the Supplemental Trademarks, the “Trademarks”) within three (3) months after its date perfected the Trustee’s security interest in the IP Holder’s right, title and interest in such Existing Trademarks.

Schedule I-10

h.	To the extent that the provisions of the United States Patent Act (35 U.S.C. § 1, et seq.) (the “Patent Act”) pertaining to the assignment, grant or conveyance of patents preempt the provisions of the applicable UCC requiring the filing of a financing statement for the perfection of a security interest in patents, the recordation of the (i) Supplemental Patent Security Agreement in the PTO against the U.S. patents and patent applications identified by the patent and patent application numbers set forth on Schedule 1 to the Supplemental Patent Security Agreement (the “Supplemental Patents”) within three (3) months from its date perfected the Trustee’s security interest in the IP Holder’s right, title and interest in such Supplemental Patents, and (ii) Patent Security Agreement in the PTO against the U.S. patents and patent applications identified by the patent and patent application numbers set forth on Schedule 1 to the Patent Security Agreement (the “Existing Patents” and, together with the Supplemental Patents, the “Patents”) within three (3) months from its date perfected the Trustee’s security interest in the IP Holder’s right, title and interest in such Existing Patents.

2015 True Sale Opinion

a.	On the 2007 Closing Date, the contributions pursuant to the 2007 Contribution Agreements constituted contributions by the applicable Contributor to the applicable Contributee of the applicable Contributed Assets rather than grants by such Contributor to such Contributee of a security interest in such Contributed Assets to secure a loan and, in a properly presented and argued case, as a legal matter, and based upon existing case law, in the event of the bankruptcy of any Contributor under a 2007 Contribution Agreement, subject to the qualifications stated herein, (a) section 362(a) of the Bankruptcy Code would not apply to stay payment to the applicable Contributee under such 2007 Contribution Agreement (or its assigns) of amounts collected in connection with the Contributed Assets and proceeds of sale thereof and (b) the Contributed Assets and proceeds of sale or collections in connection therewith would not constitute property of the applicable Contributor’s bankruptcy estate under section 541(a)(1) of the Bankruptcy Code.

b.

On the 2012 Closing Date, the contributions pursuant to the 2012 Contribution Agreements constituted contributions by the applicable Contributor to the applicable Contributee of the applicable Contributed Assets rather than grants by such Contributor to such Contributee of a security interest in such Contributed Assets to secure a loan and, in a properly presented and argued case, as a legal matter, and based upon existing case law, in the event of the bankruptcy of any Contributor under a 2012 Contribution Agreement, subject to the qualifications stated herein, (a) section 362(a) of the Bankruptcy Code would not apply to stay payment to the applicable Contributee under such 2012 Contribution Agreement (or its assigns) of amounts collected in connection with the Contributed Assets and proceeds of sale thereof and (b) the Contributed Assets and proceeds of sale

Schedule I-11

or collections in connection therewith would not constitute property of the applicable Contributor’s bankruptcy estate under section 541(a)(1) of the Bankruptcy Code.

c.	The execution and delivery of, and the consummation of the transactions expressly provided for in, the 2012 Transaction Documents (in the case of the 2007 Contributions) and the 2015 Transaction Documents (in the case of the 2007 Contributions and the 2012 Contributions) do not adversely affect the conclusions expressed above with respect to the characterization of the transfers on the 2007 Closing Date and the 2012 Closing Date.

d.	As of the date hereof, the law applicable to the analysis of the matters discussed above has not changed from that in effect on the 2007 Closing Date or the 2012 Closing Date, as applicable, in any manner which would adversely affect the conclusions expressed above with respect to the characterization of the transfers on the 2007 Closing Date and the 2012 Closing Date.

Skadden 2017 Voluntary Bankruptcy Opinion

15.	In a properly presented and argued case by a party with standing to seek dismissal of a Voluntary Case based on an Opinion Party’s failure to comply with those provisions of its Organizational Document requiring the unanimous written consent of its Directors or Managers, as applicable, to commence a Voluntary Case, as a legal matter, and based upon existing case law, (i) the provisions of each Opinion Party’s Organizational Document requiring the unanimous written consent of such Opinion Party’s Directors or Managers, as applicable, to commence a Voluntary Case constitute the valid and binding obligation of such Opinion Party or Member of such Opinion Party, as applicable, enforceable against such Opinion Party or Member in accordance with their terms under the laws of the State of Delaware, and (ii) a bankruptcy court, in determining each Opinion Party’s authority to commence a Voluntary Case, would rule that compliance with such provisions of such Opinion Party’s Organizational Document is necessary to commence a Voluntary Case.

Skadden 2017 Security Interest Opinion

16.	Under the New York UCC, the provisions of the Indenture are effective to create a security interest in each Co-Issuer’s rights in the UCC Collateral in favor of the Trustee to secure the Obligations (as defined in the Indenture).

17.	Under the New York UCC, the provisions of the G&C Agreement are effective to create a security interest in each Guarantor’s rights in the UCC Collateral in favor of the Trustee to secure the Obligations (as defined in the Indenture).

18.	Under the Delaware UCC, the security interest of the Trustee was perfected in each Delaware Grantor’s rights in that portion of the UCC Collateral in which a security interest can be perfected under the Delaware UCC by the filing of a financing statement in the Delaware Filing Office upon the later of the attachment of the security interest and the filing of the Delaware Financing Statement identifying such Grantor as debtor in the Delaware Filing Office.

Schedule I-12

19.	Under the New York UCC, the provisions of the Base Indenture are effective to perfect the security interest of the Trustee in each Co-Issuer’s rights in the respective Indenture Trust Account.

20.	Under the New York UCC, the provisions of the Control Agreement are effective to perfect the security interest of the Trustee in each Grantor’s rights in the respective Collateral Account.

21.	Under the New York UCC, assuming that neither the Trustee nor any Beneficiary has notice of adverse claims with respect to the Possessory Certificates, then, upon the delivery of such Possessory Certificates to the Trustee, indorsed by an effective indorsement, either in blank or to the Trustee, the security interest of the Trustee in each Grantor’s rights in the Possessory Certificates pledged by such Grantor was perfected and the Trustee acquired each Grantor’s rights in the Possessory Certificates pledged by such Grantor free of any adverse claims under Section 8-303 of the New York UCC. As used herein, “notice of adverse claim” has the meaning set forth in Section 8-105 of the New York UCC and includes, without limitation, any adverse claim that the Trustee or any Beneficiary would discover upon any investigation that such person has a duty, imposed by statute or regulation, to conduct.

22.	To the extent that the provisions of the Lanham (Trademark) Act (15 U.S.C. § 1051, et seq.) (the “Lanham Act”) pertaining to the assignment of trademarks preempt the provisions of the applicable UCC requiring the filing of a financing statement for the perfection of a security interest in trademarks, the recordation of (i) the Supplemental Trademark Security Agreement in the United States Patent and Trademark Office (the “PTO”) against the U.S. registered trademarks and trademark applications identified by the trademark and trademark application numbers set forth on Schedule 1 to the Supplemental Trademark Security Agreement (the “Supplemental Trademarks”) within three (3) months after its date perfected the Trustee’s security interest in the IP Holder’s right, title and interest in such Supplemental Trademarks, and (ii) each of the Trademark Security Agreement and the 2015 Trademark Security Agreement in the PTO against the U.S. registered trademarks and trademark applications identified by the trademark and trademark application numbers set forth on each Schedule 1 thereto, respectively (the “Existing Trademarks” and, together with the Supplemental Trademarks, the “Trademarks”) within three (3) months after its date perfected the Trustee’s security interest in the IP Holder’s right, title and interest in such Existing Trademarks.

23.	To the extent that the provisions of the United States Patent Act (35 U.S.C. § 1, et seq.) (the “Patent Act”) pertaining to the assignment, grant or conveyance of patents preempt the provisions of the applicable UCC requiring the filing of a financing statement for the perfection of a security interest in patents, the recordation of each of the Patent Security Agreement and the 2015 Patent Security Agreement in the PTO against the U.S. patents and patent applications identified by the patent and patent application numbers set forth on each Schedule 1 thereto, respectively (the “Patents”) within three (3) months from its date perfected the Trustee’s security interest in the IP Holder’s right, title and interest in such Patents.

Schedule I-13

Skadden 2017 Tax Opinion

24.	The Notes, to the extent treated as issued and outstanding for U.S. federal income tax purposes will be treated as debt for U.S. federal income tax purposes.

25.	The issuance of the Notes will not affect adversely the U.S. federal income tax characterization of any Series 2015-1 Senior Notes that were (based upon an Opinion of Counsel) treated as debt at the time of their issuance.

26.	As of the date hereof, and for so long as the Notes are outstanding, each Non-Corporate U.S. Securitization Entity will be classified as an entity the existence of which is disregarded, rather than as a corporation, for U.S. federal income tax purposes. For the avoidance of doubt, each Securitization Entity that is organized as a corporation under applicable law will be taxed as a corporation.

27.	As of the date hereof, and for so long as the Notes are outstanding, none of the Non-Corporate U.S. Securitization Entities will be classified as a publicly traded partnership taxable as a corporation.

28.	Although the discussion set forth in the Offering Memorandum under the heading “Certain U.S. Federal Income Tax Considerations” does not purport to discuss all possible U.S. federal income tax considerations of an investment in the Notes, subject to the agreements, qualifications, assumptions, and Co-Issuers’ determinations referred to therein, such discussion constitutes, in all material respects, a fair and accurate summary of the U.S. federal income tax considerations of an investment in the Notes under current U.S. federal income tax law.

Skadden 2017 Back-Up Security Interest Opinion

29.	We call to your attention that each Contribution Agreement purported to contribute or sell the applicable UCC Collateral, and we do not express any opinion with respect to the proper characterization of the transfer. However, if in each case the transfer was characterized as a lien, the provisions of each Contribution Agreement were effective under the UCC to create a security interest in each Grantor’s rights in the applicable UCC Collateral in favor of the related Secured Party in each case to secure a loan in the aggregate value of the Contributed Assets (as such term is defined in the related Contribution Agreement).

Skadden 2017 Non-Consolidation Opinion

30.

If a Parent Company becomes a debtor in a case under the Bankruptcy Code, for the reasons, among others, set forth below, it is our opinion that, in a properly argued and presented case, regardless of which of the approaches or standards a court follows, a creditor or trustee of such Parent Company (or such Parent Company as debtor in possession) would not have valid grounds to have a court disregard the limited liability

Schedule I-14

company or corporate form, as applicable, of one or more of the Securitization Entities so as to cause a substantive consolidation of the assets and liabilities of one or more of the Securitization Entities with the assets and liabilities of such Parent Company in a manner prejudicial to the holders of the Series 2017-1 Notes.

Schedule I-15

Capitalized terms used within this Exhibit I-B shall have the meanings set forth in the respective opinion letters in which they will be delivered.

In-House Counsel Opinions

Domino’s 2017 Franchise Matters Opinion

1.	Since April 18, 2007, the Franchisor has prepared and maintained Franchise Disclosure Documents (formerly known as Uniform Franchise Offering Circular) as necessary for the offer and sale of Domino’s Pizza franchises in the United States (the “FDDs”).

2.	The FDDs complied or comply in all material respects with the Franchise Disclosure Document disclosure requirements of the U. S. Federal Trade Commission and applicable state franchise and business opportunity laws.

3.	The Franchisor has registered or filed the FDDs in all franchise registration/filings states in which the Franchisor has offered or sold Domino’s Pizza franchises except for those states in which the Franchisor was exempt from registration or filing.

4.	Since April 18, 2007, the Franchisor, as required for its franchise offer and sales activities, had or has had franchise registrations/filings, in effect, or has been exempt from franchise registration/filings, including exempt filings, at all times in which the Franchisor has offered or sold Domino’s Pizza franchises in franchise registration/filing states.

5.	Since April 18, 2007, the Franchisor has made all necessary filings, including exemption filings, under state business opportunity laws regulating the offer and sale of Domino’s Pizza franchises.

6.	The forms of Standard Franchise Agreement, Non-Traditional Store Franchise Agreement, Transitional Store Franchise Agreement, Development Agreement, Optimization Agreement and License Agreement and other form agreements attached as exhibits to the FDDs were the forms of such agreements signed by the franchisees who had received the FDDs to which they were attached (including, as applicable, state-specific riders or addenda required by state franchise registration authorities), except to the extent they were modified by negotiated changes. These forms comply in all material respects with applicable state and federal laws and regulations.

7.	Since April 18, 2007, the Franchisor has complied in all material respects with the filing requirements for advertising and other franchisee solicitation materials under applicable state franchise laws and all such materials have in all material respects complied in substance and form with all standards and conditions prescribed by such applicable laws.

8.	Since April 18, 2007, the Franchisor, as required for its franchise offer and sales activities, has complied in all material respects with the filing requirements for franchise salespersons, franchise sales agents, and franchise brokers under applicable state franchise laws.

Schedule I-16

9.	To the knowledge of the undersigned, the Franchisor has not sold any Domino’s Pizza franchises to any franchisees at a time when their FDDs were not then in effect.

10.	To the knowledge of the undersigned, the Franchisor has not sold any Domino’s Pizza franchises to any franchisees at a time when its required state franchise registrations or business opportunity filings (or exemptions from registration or filing) referred to in paragraphs 3, 4 and 5 were not then in effect.

Domino’s 2017 Litigation/Conflicts Opinion

1.	To my knowledge, there is no action, proceeding or investigation pending or threatened before any court, administrative agency or other Governmental Authority that (i) challenges the validity or enforceability of, or seeks to enjoin the performance of, the Related Documents or (ii) would reasonably be expected to have a material adverse effect on the business of the Domino’s Entities taken as a whole.

2.	To my knowledge, the execution and delivery by each of Holdco and its Subsidiaries which are organized under the laws of a State of the United States (each a “Domestic Company”) of each Related Document to which it is a party and the performance of its obligations thereunder will not (i) violate any order, writ, injunction, judgment or decree of any United States federal or state court, Governmental Authority or agency applicable to such Domestic Company or its property or (ii) breach or result in a default or the creation or imposition of any Lien upon any assets of such Domestic Company under the terms of any agreement or instrument which is material to the business of Holdco and its Subsidiaries, taken as a whole, other than as contemplated by the Related Documents.

Schedule I-17

Schedule I-C

Capitalized terms used within this Exhibit I-C shall have the meanings set forth in the respective opinion letters in which they will be delivered.

DLA Piper Opinion

DLA Piper 2017 Opinion regarding Franchise Matters

1.	No consent, approval, or authorization of or designation, declaration, or filing with any federal or state authority that regulates franchising in the U.S. is required in connection with the 2017 Transaction. However, see the discussion below regarding the actions that the Franchisor must take after the Closing Date in order to offer and sell Domino’s Pizza franchises in the United States to comply with United States federal and state franchise and business opportunity laws.

Miller, Canfield, Paddock & Stone, P.L.C. Opinions

Miller Canfield 2017 Corporate Opinion re: Michigan Entities

1.	National (i) was validly incorporated in the State of Michigan and, based on the National Michigan Good Standing Certificate, is validly in existence, and is in good standing under the laws of the State of Michigan, and (ii) at the relevant time, had the corporate power and corporate authority to execute and deliver, and to perform its obligations under, the Existing Transaction Documents to which it is a party.

2.	Each of Domino’s Pizza and Progressive (i) was validly organized as a limited liability company in the State of Michigan and, based on the Domino’s Pizza Michigan Good Standing Certificate (in the case of Domino’s Pizza) and the Progressive Michigan Good Standing Certificate (in the case of Progressive) and is validly in existence, and is in good standing under the laws of the State of Michigan, (ii) had, at the relevant time, the limited liability company power and limited liability company authority to execute and deliver, and to perform its obligations under, the Existing Transaction Documents to which it is a party, and (iii) in the case of Domino’s Pizza has the limited liability company power and limited liability company authority to execute and deliver, and to perform its obligations under, the 2017 Transaction Documents to which it is a party

3.

Each of Domino’s Pizza, Progressive and National (i) duly authorized the execution and delivery of each of the Existing Transaction Documents to which it is a party and (ii) duly executed each of the Existing Transaction Documents to which it is a party. Domino’s Pizza has duly authorized the execution and delivery of each of the 2017 Transaction Documents to which it is a party and has duly executed each of the 2017 Transaction Documents to which it is a party. Assuming (x) that Domino’s Pizza Distribution LLC had the power and authority to execute and deliver, and to perform its obligation under the Company-Owned Stores Requirements Agreement (as defined on the attached Schedule B), and (y) that the Company-Owned Stores Requirements Agreement was duly authorized, executed and delivered by Domino’s Pizza Distribution LLC, the Company-Owned

Schedule I-18

Stores Requirements Agreement constitutes the valid and legally binding obligation of each of the parties thereto enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance and other similar laws of general application affecting the rights and remedies of creditors and secured parties and general principles of equity.

4.	Neither the execution, delivery or performance by Domino’s Pizza, Progressive or National of the Existing Transaction Documents (including, without limitation, the granting of Liens pursuant to the Existing Transaction Documents) to which it is a party, nor compliance by Domino’s Pizza, Progressive or National with the terms and provisions thereof, (i) contravened at any relevant time, nor contravenes, any provision of any Michigan statute, rule or regulation generally applicable to corporations incorporated (or, in the case of Domino’s Pizza and Progressive, applicable to a limited liability company formed) and/or doing business in the State of Michigan, or (ii) violated at any relevant time, or violates, any provision of the articles of incorporation, articles of organization, by-laws, or operating agreement (if any), of Domino’s Pizza, Progressive or National, as the case may be.

5.	Neither the execution, delivery or performance by Domino’s Pizza of the 2017 Transaction Documents (including, without limitation, the granting of Liens pursuant to the 2017 Transaction Documents) to which it is a party, nor compliance by Domino’s Pizza with the terms and provisions thereof, (i) contravenes any provision of any Michigan statute, rule or regulation generally applicable to a limited liability company formed and/or doing business in the State of Michigan, or (ii) violates any provision of the articles of organization or operating agreement of Domino’s Pizza.

6.	Except as may have been, or may be, required in order to perfect, or to otherwise establish the priority of, the Liens created by the Transaction Documents, to our actual knowledge (as to factual matters only), under Michigan statutory law, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, was or is required to authorize, or was or is required in connection with, (i) the execution, delivery and performance by Domino’s Pizza, Progressive or National of the Transaction Documents to which Domino’s Pizza, Progressive or National is a party or (ii) the legality, validity, binding effect or enforceability against Domino’s Pizza, Progressive or National of any of the Transaction Documents to which Domino’s Pizza, Progressive or National is a party.

7.

The Domino’s Pizza Financing Statements were, at the relevant time, in proper form for filing under Article 9 of the Uniform Commercial Code as in effect in the State of Michigan on the date thereof. Insofar as Article 9 of the Uniform Commercial Code as in effect in the State of Michigan on the date thereof was applicable (without regard to conflict of laws principles), upon the filing of such Domino’s Pizza Financing Statements with the Filing Office, the secured party named in the Domino’s Financing Statements obtained a perfected security interest in that portion of the assets of Domino’s Pizza that are the subject of such Domino’s Pizza Financing Statements and in which a security interest could be perfected by the filing of a financing statement with the Filing Office

Schedule I-19

under Article 9 of the Uniform Commercial Code as in effect in the State of Michigan on the date thereof. Insofar as Article 9 of the Uniform Commercial Code as in effect in the State of Michigan on the date hereof (the “Michigan UCC”) is applicable (without regard to conflict of laws principles), by virtue of the filing of such Domino’s Pizza Financing Statements with the Filing Office, the secured party named in the Domino’s Pizza Financing Statements has a perfected security interest in that portion of the assets of Domino’s Pizza that are the subject of such Domino’s Pizza Financing Statements and in which a security interest can be perfected by the filing of a financing statement with the Filing Office under the Michigan UCC (said assets of Domino’s Pizza being the “Domino’s Pizza UCC Collateral”).

8.	The Progressive Financing Statements were, at the relevant time, in proper form for filing under Article 9 of the Uniform Commercial Code as in effect in the State of Michigan on the date thereof. Insofar as Article 9 of the Uniform Commercial Code as in effect in the State of Michigan on the date thereof was applicable (without regard to conflict of laws principles), upon the filing of such Progressive Financing Statements with the Filing Office, the secured party named in the Progressive Financing Statements obtained a perfected security interest in that portion of the assets of Progressive that are the subject of such Progressive Financing Statements and in which a security interest could be perfected by the filing of a financing statement with the Filing Office under Article 9 of the Uniform Commercial Code as in effect in the State of Michigan on the date thereof. Insofar as Article 9 of the Michigan UCC is applicable (without regard to conflict of laws principles), by virtue of the filing of such Progressive Financing Statements with the Filing Office, the secured party named in the Progressive Financing Statements has a perfected security interest in that portion of the assets of Progressive that are the subject of such Progressive Financing Statements and in which a security interest can be perfected by the filing of a financing statement with the Filing Office under the Michigan UCC (said assets of Progressive being the “Progressive UCC Collateral”).

Miller Canfield 2017 Security Interest Opinion

9.	Insofar as Article 9 of the Uniform Commercial Code as in effect in the State of Michigan on the date thereof was applicable (without regard to conflict of laws principles), upon the filing of such Domino’s Pizza Financing Statements with the Filing Office, the secured party named in the Domino’s Financing Statements obtained a perfected security interest in that portion of the assets of Domino’s Pizza that are the subject of such Domino’s Pizza Financing Statements and in which a security interest could be perfected by the filing of a financing statement with the Filing Office Article 9 of the Uniform Commercial Code as in effect in the State of Michigan on the date thereof.

10.

Insofar as Article 9 of the Uniform Commercial Code as in effect in the State of Michigan on the date hereof (the “Michigan UCC”) is applicable (without regard to conflict of laws principles), by virtue of the filing of such Domino’s Pizza Financing Statements with the Filing Office, the secured party named in the Domino’s Pizza Financing Statements has a perfected security interest in that portion of the assets of Domino’s Pizza that are the subject of such Domino’s Pizza Financing Statements and in

Schedule I-20

which a security interest can be perfected by the filing of a financing statement with the Filing Office under the Michigan UCC (said assets of Domino’s Pizza being the “Domino’s Pizza UCC Collateral”).

11.	Insofar as Article 9 of the Michigan UCC is applicable (without regard to conflicts of laws principles), and given the filing of the Domino’s Pizza Financing Statements with the Filing Office, no action with respect to (a) the recording, filing, re-recording and re-filing of the Transaction Document and any other requisite documents with the Filing Office, and (b) the execution and filing with the Filing Office of any financing statement or continuation statement naming Domino’s Pizza as debtor, is currently necessary in the State of Michigan.

Schedule I-21

Schedule I-D

Capitalized terms used within this Exhibit I-D shall have the meanings set forth in the respective opinion letters in which they will be delivered.

Stikeman Elliot LLP Opinions

Stikeman Elliot 2017 Opinion

1.	Except for the registrations set out in Schedule B attached, no registration in any public office provided for under the laws of the Jurisdictions is necessary in the Jurisdictions as of the date hereof to maintain the perfection of the security interests created by the Guarantor pursuant to the Guarantee and Collateral Agreement.

2.	The registrations set out in Schedule B attached have been renewed for a perpetual or infinite period. Consequently, except for the registration of additional financing statements or financing change statements required by reason of a change in the name of (or the adoption of an additional form of name of) the Guarantor, a transfer by the Guarantor of all or any part of the Collateral, the removal of the Collateral from the Jurisdictions, a change in the location of the Guarantor (as determined under the PPSA’s) or a change in the type of organization of the Guarantor, no registrations pursuant to the PPSA’s of the Jurisdictions are required under such PPSA’s of the Jurisdictions as in effect on the date hereof, in order to maintain the effectiveness of such registrations until discharged.

Stewart McKelvey Opinions

Stewart McKelvey 2017 True Sale Opinion

1.	Relying solely on the Certificates of Status, each of the Nova Scotia Companies is a subsisting unlimited company under the laws of the Province.

2.	Each of the Nova Scotia Companies has the corporate power and capacity to execute and deliver the 2017-1 Transaction Documents to which it is a party and to exercise its rights and perform its obligations under the Transaction Documents to which it is a party.

3.	Each of the Nova Scotia Companies has taken all necessary corporate action to authorize the execution and delivery of each of the 2017-1 Transaction Documents to which it is a party, and the exercise of its rights and the performance of its obligations under the Transaction Documents to which it is a party.

4.	Each of the 2017-1 Transaction Documents to which either of the Nova Scotia Companies is a party has been duly executed and delivered by it.

5.

The execution and delivery by each of the Opinion Parties of the 2017-1 Transaction Documents to which it is a party and the exercise of its rights and the performance of its obligations under the Transaction Documents to which it is a party do not violate, result

Schedule I-22

in a breach of, or constitute a default under (a) in the case of either of the Nova Scotia Companies, the memorandum of association and articles of such of the Nova Scotia Companies or (b) any statute or regulation of the Province or any federal statute or regulation of Canada applicable therein which is applicable to the Opinion Parties, or the Collateral.

6.	The execution and delivery by each of the Opinion Parties of the 2017-1 Transaction Documents and the performance of its obligations under the Transaction Documents do not:

a.	require any recording, filing or registration with, consent, authorization or approval of, or notice or other action to, with or by, any governmental authority in the Province other than such registrations, if any, as may be necessary to perfect security interests created thereby under the PPSA, as described in paragraph 7 below; or

b.	violate, result in a breach of, or constitute a default under any statute or regulation of the Province or any federal statute or regulation of Canada applicable therein which is applicable to such of the Opinion Parties or the Collateral.

7.	Under the laws of the Province, no recording, filing or registration is necessary in order to create, preserve, perfect and protect the security interest in the Collateral in favour of Distribution ULC or the Trustee, as applicable, other than the registration of financing statements under the PPSA, which registrations have been made, the details of which are set out in the Schedule B. Except as provided in Schedule B, no renewal or amendment of such registrations is required under the laws of Province.

8.	No transaction contemplated by the Transaction Documents requires compliance with any bulk sales legislation in the Province.

9.	Each of the Security Documents continues to create in favour of the Trustee a valid security interest in all right, title and interest of the applicable Opinion Party in, to and under the Collateral in which such Opinion Party has granted a security interest pursuant to the applicable Security Document if and to the extent that the laws of the Province apply thereto, with no further formality being required under such laws.

10.

In the event that any of the Transaction Documents is sought to be enforced in any action or proceeding in the Province in accordance with the stated choice of law, namely the laws of the State of Delaware or the State of New York (the “Chosen Law”), the courts of the Province (i) would recognize the choice of law if it was not made with a view to avoiding the consequences of the laws of any other jurisdiction and that choice is not otherwise contrary to public policy, as such term is understood under the laws of the Province, and (ii) would, subject to clause (i) above, apply the applicable Chosen Law upon appropriate evidence as to such laws being adduced, provided that none of the provisions of a Transaction Document or of the applicable Chosen Law are contrary to public policy, as such term is understood under the laws of the Province. A court in the Province has, however, an inherent power to decline to hear such action or proceeding if

Schedule I-23

it is contrary to public policy, as such term is understood under the laws of the Province for such court to do so, or if that court is not the proper forum to hear such action or proceeding, or if concurrent proceedings are being brought elsewhere.

11.	The laws of the Province permit an action to be brought in a court in the Province on any final and conclusive judgment in personam under the internal laws of the State of Delaware or the State of New York (the “Foreign Court”) which is not impeachable as void or voidable under the internal laws applied by such Foreign Court, for a sum certain if:

a.	that judgment was not obtained by fraud or in a manner contrary to “natural justice” and the enforcement of that judgment would not be contrary to “public policy” as such terms are applied by the courts of the Province;

b.	the Foreign Court did not act either:

(i)	without jurisdiction under the conflict of laws rules of the laws of the Province; or

(ii)	without authority, under the laws in force in the jurisdiction of such Foreign Court, to adjudicate concerning the cause of action or subject matter that resulted in the judgment or concerning the person of that judgment debtor;

c.	the judgment debtor was duly served with the process of the Foreign Court or appeared to defend such process, and, for the purposes of service of process, it is not sufficient that the judgment debtor had agreed to submit to the jurisdiction of the Foreign Court;

d.	the judgment is not contrary to the final and conclusive judgment of another jurisdiction;

e.	the enforcement of that judgment does not constitute, directly or indirectly, the enforcement of foreign revenue or penal laws;

f.	the enforcement of the judgment would not be contrary to any order made by the Attorney-General of Canada under the Foreign Extraterritorial Measures Act (Canada) or the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments, laws, and directives having effects on competition in Canada; and

g.	the action to enforce that judgment is taken within six years of the date of that foreign judgment as stipulated in the Limitations of Actions Act (Nova Scotia).

12.

Attached hereto as Schedule C is a report showing the results of the searches conducted in the public offices and registries in the Province under the statutes specified therein against the current names of the Opinion Parties listed in such Schedule and current as of the respective currency dates indicated therein (which we note may not be the date of this

Schedule I-24

opinion). Such statutes are the only statutes of the Province and the only federal statutes of Canada applicable therein, where transfers of, or security interests in, assets similar in nature to the Collateral would ordinarily or customarily be the subject of a filing, registration or recording in order to create, preserve, perfect and protect such transfers or security interests. The only filings, registrations or recordings against such names of the Opinion Parties disclosed by such searches are set out in Schedule C.

Stewart McKelvey 2017 Substantive Consolidation Opinion

13.	A Local Bankruptcy Court would not order or approve the substantive consolidation of the assets and liabilities of the Transferee with the assets and liabilities of any of the Relevant Entities.

Thompson Dorman Sweatman LLP Opinions

Thompson Dorman Sweatman 2017 Confirmation Opinion

1.	Registration of the security interest created by the Guarantee has been made, as of the Initial Closing Date, in all public offices provided for under the laws of the Province of Manitoba or the federal laws of Canada applicable therein where such registration is necessary to preserve, protect or perfect the security interests created by the Guarantee and such registrations continue to be in effect.

2.	No further or subsequent recording, filing, indexing, entering or registering of the Guarantee will be necessary in the Province of Manitoba in order to continue the validity or perfection of the security interest created under the Guarantee in the personal property to which the PPSA applies in which DPCD now has rights and in which DPCD hereafter acquires rights when these rights are acquired by DPCD until April 30, 2017.

Loyens Loeff Opinions

Loyens 2017 Reliance Letter

1.	We confirm that you may rely on the Opinion Letter, subject to the assumptions and qualifications set out therein, as if it were addressed to you. The Opinion Letter may not be relied upon by or transmitted to any person other than as permitted by the Opinion Letter, without our prior written consent.

Loyens 2012 Opinion

a.	The Company has been duly incorporated and is validly existing as a besloten vennootschap met beperkte aansprakelijkheid (private company with limited liability) under Dutch law.

b.	The Partnership has been formed and is existing as a commanditaire vennootschap (limited partnership) under Dutch law.

Schedule I-25

c.	The Company has the corporate power to execute and deliver the Opinion Documents (to the extent it is a party thereto) and to perform its obligations thereunder.

d.	The Partnership, acting through Domino’s GP, has the power to execute and deliver the Opinion Documents to which it is a party and to perform its obligations thereunder.

e.	The Opinion Documents have been duly authorised by all requisite corporate action on the part of, and have been duly executed and delivered by, the Company (to the extent it is a party thereto).

f.	Provided that the Opinion Documents have been duly authorised by all requisite corporate action on the part of, and have been duly executed and delivered by Domino’s GP on behalf of the Partnership, the Opinion Documents have been duly executed and delivered by the Partnership.

g.	The choice of the laws of the State of New York, United States of America, as the law governing the contractual rights and obligations contained in the Contribution Agreements is valid and binding under Dutch law.

h.	The choice of the laws of the State of Delaware, United States of America, as the law governing the contractual rights and obligations contained in the Distribution Agreements is valid and binding under Dutch law.

i.	The contractual rights and obligations under the Opinion Documents constitute the legal, valid and binding obligations of the Company and the Partnership (to the extent it is a party thereto), enforceable against the Company and the Partnership (to the extent it is a party thereto) in accordance with their terms.

j.	In case of any Dutch insolvency proceedings in the Netherlands with respect to the Company, the Partnership’s assets and liabilities should not be consolidated with those of the Company for purposes of such proceedings.

k.	In case of any Dutch insolvency proceedings in the Netherlands with respect to the Company, each of Domino’s GP and Domino’s LP should be treated as separate entities from the Company and the respective assets and liabilities of each of Domino’s GP’s and Domino’s LP’s assets and liabilities should not be consolidated with those of the Company for purposes of such proceedings.

l.	The execution and delivery by the Partnership, acting through Domino’s GP, of the Opinion Documents and the Company (to the extent it is a party thereto) of the Opinion Documents and the performance by the Partnership, acting through Domino’s GP, and the Company (to the extent it is a party thereto) of their respective obligations thereunder do not conflict with or result in a violation of the Articles or the Partnership Agreement (as the case may be) or the provisions of any published law, rule or regulation of general application of the Netherlands.

Schedule I-26

m.	No approval, authorisation or other action by, or filing with, any Dutch governmental, regulatory or supervisory authority or body, is required in connection with the execution by the Partnership, acting through Domino’s GP, and the Company (to the extent it is a party thereto) of the Opinion Documents and the performance by the Company (to the extent it is a party thereto) and the Partnership, acting through Domino’s GP, of their respective obligations thereunder, except that there may be reporting requirements to the Dutch Central Bank (De Nederlandsche Bank N.V.) on (inter alia) cross border payments pursuant to the Regulation of 4 February 2003 under the Act on Financial Foreign Relations 1994 (Wet financiele betrekkingen buitenland 1994). Failure to observe the filing, disclosure or notification requirements mentioned above, does not affect the legality, validity or enforceability of the obligations of the Company or the Partnership under the Opinion Documents.

n.	The Company and the Partnership are not entitled to any immunity from any legal proceedings in the Netherlands to enforce the Opinion Documents or any liability or obligation of the Company or the Partnership arising thereunder.

o.	The consent to the jurisdiction of the state courts of the State of New York, United States of America as provided for in the Contribution Agreements is valid and binding upon the Company and the Partnership under Dutch law, insofar as such laws are applicable, provided, however, that such consent does not preclude bringing claims for provisional measures before the provisional measures judge (voorzieningenrechter) of a competent court in the Netherlands.

p.	The consent to the jurisdiction of the state courts of the State of Delaware, United States of America as provided for in the Distribution Agreements is valid and binding upon the Company and the Partnership under Dutch law, insofar as such laws are applicable, provided, however, that such consent does not preclude bringing claims for provisional measures before the provisional measures judge (voorzieningenrechter) of a competent court in the Netherlands.

q.	In the absence of an applicable treaty between the State of New York, United States of America and the Netherlands, a judgment rendered by a court of the State of New York, United States of America will not be enforced by the courts in the Netherlands. In order to obtain a judgment which is enforceable in the Netherlands the claim must be relitigated before a competent Dutch court. A judgment rendered by a court of the State of New York, United States of America pursuant to the Contribution Agreements will, under current practice, be recognised by a Dutch court (i) if that judgment results from proceedings compatible with Dutch concepts of due process, (ii) if that judgment does not contravene public policy (ordre public) of the Netherlands and (iii) the jurisdiction of the court of the State of New York, United States of America has been based on an internationally acceptable ground.

r.	In the absence of an applicable treaty between the State of Delaware, United States of America and the Netherlands, a judgment rendered by a court of the

Schedule I-27

State of Delaware, United States of America will not be enforced by the courts in the Netherlands. In order to obtain a judgment which is enforceable in the Netherlands the claim must be relitigated before a competent Dutch court. A judgment rendered by a court of the State of Delaware, United States of America pursuant to the Distribution Agreements will, under current practice, be recognised by a Dutch court (i) if that judgment results from proceedings compatible with Dutch concepts of due process, (ii) if that judgment does not contravene public policy (ordre public) of the Netherlands and (iii) the jurisdiction of the court of the State of Delaware, United States of America has been based on an internationally acceptable ground.

Schedule I-28

Schedule I-E

Capitalized terms used within this Exhibit 2-E shall have the meanings set forth in the respective opinion letters in which they will be delivered.

Dentons US LLP Opinions

Dentons 2017 Opinion

1.	Citibank is, based upon a certificate of corporate existence issued by the Comptroller of the Currency, validly existing as a national banking association in good standing under the laws of the United States and has the requisite entity power and authority to execute and deliver each Agreement to which it is a party and to perform its obligations thereunder.

2.	Each of the Agreements has been duly authorized by all requisite action, executed and delivered by the Trustee.

3.	Each of the Agreements, assuming (unless opined to herein) the necessary entity power and authority, authorization, execution, authentication, payment and delivery of and by each party thereto, is a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder in accordance with its terms against the Trustee.

4.	With respect to the Trustee, the performance of its obligations under each of the Agreements and the consummation of the transactions contemplated thereby will not result in any breach or violation of its articles of association or bylaws.

5.	With respect to the Trustee, to our knowledge, there is no legal action, suit, proceeding or investigation before any court, agency or other governmental body pending or threatened (by written communication to it of a present intention to initiate such action, suit, proceeding or investigation) against it which, either in one instance or in the aggregate, draws into question the validity of, seeks to prevent the consummation of any of the transactions contemplated by or would impair materially its ability to perform its obligations under the Agreements.

6.	With respect to the Trustee, the performance of its obligations under each of the Agreements to which it is a party and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or order of, filing with or notice to any United States federal or State of New York court, agency or other governmental body under any United States federal or State of New York statute or regulation that is normally applicable to transactions of the type contemplated by the Agreements, except such as may be required under the securities laws of any State of the United States or such as have been obtained, effected or given.

7.	With respect to the Trustee, the performance of its obligations under each of the Agreements and the consummation of the transactions contemplated thereby will not result in any breach or violation by the Trustee of any United States federal or State of New York statute or regulation that is normally applicable to transactions of the type contemplated by the Agreements.

8.	The Notes have been duly authenticated and delivered by the Trustee in accordance with the Indenture.

Schedule I-29

Andrascik & Tita LLC Opinion

Andrascik & Tita 2017 Opinion

1.	The Servicing Agreement constitutes a legal, valid and binding agreement of the Servicer enforceable in accordance with its terms against the Servicer subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, receivership, conservatorship, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors’ rights generally, as such laws would apply in the event of the insolvency, receivership, conservatorship, liquidation or reorganization of, or other similar occurrence with respect to the Servicer, or in the event of any moratorium or similar occurrence affecting the Servicer and (ii) general principles of equity, including, without limitation, principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that the enforcement of rights with respect to indemnification, limitations and releases of liability and covenants not to sue, and contribution obligations and provisions (a) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off, (b) relating to submission to jurisdiction, venue or service of process, or (c) relating to severability clauses, may be limited by applicable law or considerations of public policy.

In-House Counsel of Servicer Opinions

Midlands 2017 Opinion

1.	PNC Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, with full power and authority under such laws to enter into and perform its obligations under the Servicing Agreement.

2.	The Servicing Agreement has been duly authorized, executed and delivered by PNC Bank.

3.	No consent, approval, authorization or order of any federal court, governmental agency or body is or was required in connection with the execution, delivery and performance by PNC Bank of the Servicing Agreement, except for those consents, approvals, authorizations or orders that previously have been obtained.

4.	PNC Bank’s execution, delivery and fulfillment of the terms of the Servicing Agreement do not (a) conflict with or result in a violation of the Articles of Association or By-Laws of PNC Bank or (b) violate applicable provisions of federal statutory laws or regulations known by me to be applicable to PNC Bank and to transactions of the type contemplated by the Servicing Agreement, the violation of which would have a material adverse effect on the ability of PNC Bank to perform its obligations under the Servicing Agreement.

Schedule I-30

5.	PNC Bank’s execution, delivery and fulfillment of the terms of the Servicing Agreement do not result in a breach or violation of, or constitute a default or an event which, with the passing of time, the giving of notice or both, would constitute a default under, or result in a right of acceleration of its obligations under, the terms of any indenture or other agreement or instrument known to me to which PNC Bank is a party or by which it is bound or any order, judgment or decree of any federal or state court, administrative agency or governmental instrumentality known by me to be applicable to PNC Bank, the breach, violation, default or acceleration of which would have a material adverse effect on the ability of PNC Bank to perform its obligations under the Servicing Agreement.

6.	To my knowledge, there are no actions, suits or proceedings against PNC Bank, pending before any federal or state court, governmental agency or arbitrator or overtly threatened in writing against PNC Bank which challenge the enforceability or validity of the Servicing Agreement or any action taken or to be taken in connection with PNC Bank’s obligations contemplated therein or which, either individually or in the aggregate, is reasonably likely to materially impair PNC Bank’s ability to perform under the terms of the Servicing Agreement.

In-House Counsel to Back-Up Manager Opinions

FTI 2017 Opinion

1.	The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Maryland; and

2.	The addresses of this opinion shall be entitled to rely on the opinion issued by FTI on March 15, 2012.

FTI 2012 Opinion

a.	The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Maryland.

b.	The Company has the requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations thereunder.

c.	The execution and delivery of the Agreement by the Company, and the performance by the Company of its obligations thereunder, have been authorized by all requisite corporate action of the Company, and upon due execution and delivery by the Company and all other parties thereto, will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

d.

Neither the execution and delivery of the Agreement by the Company nor the performance of the services contemplated thereby and compliance with the terms and conditions thereof by the Company will conflict with, result in a breach or violation of, or constitute a default under, (a) the Articles of Incorporation, as restated, amended and supplemented, and By-Laws, as restated and amended, by

Schedule I-31

the Company or (b) any applicable statute, rule or regulation to which the Company is subject that would have a material adverse effect on (i) the ability of the Company to perform its obligations under the Agreement or (ii) the business, operations, assets, liabilities or financial condition of the Company and its subsidiaries as a whole.

Schedule I-32

SCHEDULE IV TO CLASS A-1

NOTE PURCHASE AGREEMENT

Letters of Credit

LOC	Beneficiary	Amount	Maturity Date

SB19941	ACE American Insurance Company	31,971,618	10/21/2017

SB19942	Arrowood Indemnity Company	674,000	10/21/2017

SB19943	Old Republic Insurance Company	11,628,331	10/21/2017

SB50062	SCHIPHOL REAL ESTATE B.V.	60,000	06/22/2017

Schedule IV-1

EXHIBIT A-1 TO CLASS A-1

NOTE PURCHASE AGREEMENT

ADVANCE REQUEST

DOMINO’S PIZZA MASTER ISSUER LLC

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

DOMINO’S PIZZA DISTRIBUTION LLC and

DOMINO’S IP HOLDER LLC

SERIES 2017-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1

TO:

Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent

Ladies and Gentlemen:

This Advance Request is delivered to you pursuant to Section 2.03 of that certain Series 2017-1 Class A-1 Note Purchase Agreement, dated as of June 12, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2017-1 Class A-1 Note Purchase Agreement”), by and among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution, LLC and Domino’s IP Holder LLC, as Co-Issuers, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s Re LLC, Domino’s EQ LLC And Domino’s SPV Guarantor LLC, as Guarantors, Domino’s Pizza LLC, as Manager, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider and Swingline Lender named therein, and Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2017-1 Class A-1 Note Purchase Agreement.

The undersigned hereby requests that Advances be made in the aggregate principal amount of $         on             , 20    .

[IF THE CO-ISSUERS IS ELECTING EURODOLLAR RATE FOR THESE ADVANCES ON THE DATE MADE IN ACCORDANCE WITH SECTION 3.01(b) OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, ADD THE FOLLOWING SENTENCE: The undersigned hereby elects that the Advances that are not funded at the CP Rate by an Eligible Conduit Investor shall be Eurodollar Advances and the related Eurodollar Interest Period shall commence on the date of such Eurodollar Advances and end on but excluding the date [one month subsequent to such date] [two months subsequent to such date] [three months subsequent to such date] [six months subsequent to such date] [or such other time period subsequent to such date not to exceed six months as agreed upon by the Master Issuer and Administrative Agent.]

The undersigned hereby acknowledges that the delivery of this Advance Request and the acceptance by the undersigned of the proceeds of the Advances requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Series 2017-1 Class A-1 Note Purchase Agreement have been satisfied and all statements set forth in Section 6.01 of the Series 2017-1 Class A-1 Note Purchase Agreement are true and correct.

The undersigned agrees that if prior to the time of the Advances requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify both you and each Investor. Except to the extent, if any, that prior to the time of the Advances requested hereby you and each Investor shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advances as if then made.

Please wire transfer the proceeds of the Advances, first, $[        ] to the Swingline Lender and $[        ] to the L/C Provider for application to repayment of outstanding Swingline Loans and Unreimbursed L/C Drawings, as applicable, and, second, pursuant to the following instructions:

[insert payment instructions]

The undersigned has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this      day of             , 20    .

DOMINO’S PIZZA LLC, as Manager on behalf of the Co-Issuers

By:
Name:
Title:

EXHIBIT A-2 TO CLASS A-1

NOTE PURCHASE AGREEMENT

SWINGLINE LOAN REQUEST

DOMINO’S PIZZA MASTER ISSUER LLC,

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.,

DOMINO’S PIZZA DISTRIBUTION LLC, AND

DOMINO’S IP HOLDER LLC

SERIES 2017-1 VARIABLE FUNDING SENIOR NOTES, CLASS A-1

TO:

Coöperatieve Rabobank U.A., New York Branch, as Swingline Lender

Ladies and Gentlemen:

This Swingline Loan Request is delivered to you pursuant to Section 2.06 of that certain Series 2017-1 Class A-1 Note Purchase Agreement, dated as of June 12, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Series 2017-1 Class A-1 Note Purchase Agreement”), by and among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution, LLC and Domino’s IP Holder LLC, as Co-Issuers, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s Re LLC, Domino’s EQ LLC And Domino’s SPV Guarantor LLC, as Guarantors, Domino’s Pizza LLC, as Manager, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider and Swingline Lender named therein, and Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under or as provided in the Recitals and Section 1.01 of the Series 2017-1 Class A-1 Note Purchase Agreement.

The undersigned hereby requests that Swingline Loans be made in the aggregate principal amount of $         on             , 20    .

The undersigned hereby acknowledges that the delivery of this Swingline Loan Request and the acceptance by the undersigned of the proceeds of the Swingline Loans requested hereby constitute a representation and warranty by the undersigned that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 7.03 of the Series 2017-1 Class A-1 Note Purchase Agreement have been satisfied and all statements set forth in Section 6.01 of the Series 2017-1 Class A-1 Note Purchase Agreement are true and correct.

A-1-1

The undersigned agrees that if prior to the time of the Swingline Loans requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify you. Except to the extent, if any, that prior to the time of the Swingline Loans requested hereby you shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Swingline Loans as if then made.

Please wire transfer the proceeds of the Swingline Loans pursuant to the following instructions:

[insert payment instructions]

A-1-2

The undersigned has caused this Swingline Loan Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this      day of             , 20    .

DOMINO’S PIZZA LLC, as Manager on behalf of the Co-Issuers

By:
Name:
Title:

A-2-1

EXHIBIT B TO CLASS A-1

NOTE PURCHASE AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [                    ], by and among [                    ] (the “Transferor”), each purchaser listed as an Acquiring Committed Note Purchaser on the signature pages hereof (each, an “Acquiring Committed Note Purchaser”), the Funding Agent with respect to such Acquiring Committed Note Purchaser listed on the signature pages hereof (each, a “Funding Agent”), and the Co-Issuers, Swingline Lender and L/C Provider listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, this Assignment and Assumption Agreement is being executed and delivered in accordance with Section 9.17(a) of the Series 2017-1 Class A-1 Note Purchase Agreement, dated as of June 12, 2017 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2017-1 Class A-1 Note Purchase Agreement”; terms used but not otherwise defined herein having the meanings ascribed to such terms therein), by and among the Co-Issuers, the Guarantors, the Manager, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider and Swingline Lender named therein, Domino’s Pizza LLC, as Manager, and Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”);

WHEREAS, each Acquiring Committed Note Purchaser (if it is not already an existing Committed Note Purchaser) wishes to become a Committed Note Purchaser party to the Series 2017-1 Class A-1 Note Purchase Agreement; and

WHEREAS, the Transferor is selling and assigning to each Acquiring Committed Note Purchaser, [all] [a portion of] its rights, obligations and commitments under the Series 2017-1 Class A-1 Note Purchase Agreement, the Series 2017-1 Class A-1 Advance Notes and each other Related Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Assignment and Assumption Agreement by each Acquiring Committed Note Purchaser, each related Funding Agent, the Transferor, the Swingline Lender, the L/C Provider and, to the extent required by Section 9.17(a) of the Series 2017-1 Class A-1 Note Purchase Agreement, the Co-Issuers (the date of such execution and delivery, the “Transfer Issuance Date”), each Acquiring Committed Note Purchaser shall be a Committed Note Purchaser party to the Series 2017-1 Class A-1 Note Purchase Agreement for all purposes thereof.

The Transferor acknowledges receipt from each Acquiring Committed Note Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Committed Note Purchaser (the “Purchase Price”), of the portion being purchased by such Acquiring Committed Note Purchaser (such Acquiring Committed Note Purchaser’s “Purchased Percentage”) of (i) the Transferor’s Commitment under the Series 2017-1 Class A-1

Note Purchase Agreement and (ii) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Committed Note Purchaser, without recourse, representation or warranty, and each Acquiring Committed Note Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Committed Note Purchaser’s Purchased Percentage of (x) the Transferor’s Commitment under the Series 2017-1 Class A-1 Note Purchase Agreement and (y) the Transferor’s Committed Note Purchaser Percentage of the related Investor Group Principal Amount.

The Transferor has made arrangements with each Acquiring Committed Note Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Committed Note Purchaser of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor pursuant to Section 3.02 of the Series 2017-1 Class A-1 Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Committed Note Purchaser to the Transferor of Fees or [            ] received by such Acquiring Committed Note Purchaser pursuant to the Series 2017-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor pursuant to the Series 2017-1 Supplement or the Series 2017-1 Class A-1 Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor and the Acquiring Committed Note Purchasers, as the case may be, in accordance with their respective interests as reflected in this Assignment and Assumption Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Assignment and Assumption Agreement agrees that, at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment and Assumption Agreement.

By executing and delivering this Assignment and Assumption Agreement, the Transferor and each Acquiring Committed Note Purchaser confirm to and agree with each other and the other parties to the Series 2017-1 Class A-1 Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2017-1 Supplement, the Series 2017-1 Class A-1 Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2017-1 Class A-1 Notes, the Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the Co-Issuers of any of the Co-Issuers’ obligations under the Indenture, the Series 2017-1 Class A-1 Note Purchase Agreement, the Related Documents or any other instrument or document furnished pursuant hereto; (iii) each

Acquiring Committed Note Purchaser confirms that it has received a copy of the Indenture, the Series 2017-1 Class A-1 Note Purchase Agreement and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iv) each Acquiring Committed Note Purchaser will, independently and without reliance upon the Administrative Agent, the Transferor, the Funding Agent or any other Investor Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2017-1 Class A-1 Note Purchase Agreement; (v) each Acquiring Committed Note Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2017-1 Class A-1 Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2017-1 Class A-1 Note Purchase Agreement; (vi) each Acquiring Committed Note Purchaser appoints and authorizes its related Funding Agent to take such action as agent on its behalf and to exercise such powers under the Series 2017-1 Class A-1 Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2017-1 Class A-1 Note Purchase Agreement; (vii) each Acquiring Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2017-1 Class A-1 Note Purchase Agreement are required to be performed by it as a Committed Note Purchaser; and (viii) each Acquiring Committed Note Purchaser hereby represents and warrants to the Co-Issuers and the Manager that: (A) it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives; (B) it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and otherwise meets the criteria in Section 6.03(b) of the Series 2017-1 Class A-1 Note Purchase Agreement and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2017-1 Class A-1 Notes; (C) it is purchasing the Series 2017-1 Class A-1 Notes for its own account, or for the account of one or more “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2017-1 Class A-1 Notes; (D) it understands that (I) the Series 2017-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (II) the Co-Issuers is not required to register the Series 2017-1 Class A-1 Notes, (III) any permitted transferee hereunder must be a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and must otherwise meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of

Section 2.8 of the Base Indenture, Section 4.3 of the Series 2017-1 Supplement and Sections 9.03 or 9.17, as applicable, of the Series 2017-1 Class A-1 Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2017-1 Class A-1 Notes; (F) it understands that the Series 2017-1 Class A-1 Notes will bear the legend set out in the form of Series 2017-1 Class A-1 Notes attached to the Series 2017-1 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2017-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2017-1 Class A-1 Note Purchase Agreement.

Schedule I hereto sets forth (i) the Purchased Percentage for each Acquiring Committed Note Purchaser, (ii) the revised Commitment Amounts of the Transferor and each Acquiring Committed Note Purchaser, and (iii) the revised Maximum Investor Group Principal Amounts for the Investor Groups of the Transferor and each Acquiring Committed Note Purchaser (it being understood that if the Transferor was part of a Conduit Investor’s Investor Group and the Acquiring Committed Note Purchaser is intended to be part of the same Investor Group, there will not be any change to the Maximum Investor Group Principal Amount for that Investor Group) and (iv) administrative information with respect to each Acquiring Committed Note Purchaser and its related Funding Agent.

This Assignment and Assumption Agreement may be executed in any number of counterparts (which may include facsimile or other electronic transmission of counterparts) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

This Assignment and Assumption Agreement and all matters arising under or in any manner relating to this Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2017-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AND ASSUMPTION AGREEMENT OR THE SERIES 2017-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS ASSIGNMENT AND ASSUMPTION AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor

By:
Name:
Title:

By:
Name:
Title:

[ ], as Acquiring Committed Note Purchaser

By:
Name:
Title:

[ ], as Funding Agent

By:
Name:
Title:

CONSENTED AND ACKNOWLEDGED BY THE CO-ISSUERS:

DOMINO’S PIZZA MASTER ISSUER LLC, as a Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as a Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as a Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as a Co-Issuer

By:
Name:
Title:

CONSENTED BY:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Swingline Lender

By:
Name:
Title:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as L/C Provider

By:
Name:
Title:

SCHEDULE I TO

ASSIGNMENT AND ASSUMPTION AGREEMENT

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT AMOUNTS

[                                         ], as

Transferor

Prior Commitment Amount: $[        ]

Revised Commitment Amount: $[        ]

Prior Maximum Investor Group

Principal Amount: $[        ]

Revised Maximum Investor

Group Principal Amount: $[        ]

Related Conduit Investor

(if applicable) [                    ]

[                                         ], as

Acquiring Committed Note Purchaser Address:

Attention:

Telephone:

Facsimile:

Purchased Percentage of

Transferor’s Commitment: [    ]%

Prior Commitment Amount: $[        ]

Revised Commitment Amount: $[        ]

Prior Maximum Investor Group

Principal Amount: $[        ]

Revised Maximum Investor

Group Principal Amount: $[        ]

Related Conduit Investor

(if applicable) [            ]

[                                         ], as

related Funding Agent

Address:

Attention:

Telephone:

Facsimile:

EXHIBIT C TO CLASS A-1

NOTE PURCHASE AGREEMENT

INVESTOR GROUP SUPPLEMENT, dated as of [            ], by and among (i) [            ] (the “Transferor Investor Group”), (ii) [                    ] (the “Acquiring Investor Group”), (iii) the Funding Agent with respect to the Acquiring Investor Group listed on the signature pages hereof (each, a “Funding Agent”), and (iv) the Co-Issuers, the Swingline Lender and the L/C Provider listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, this Investor Group Supplement is being executed and delivered in accordance with Section 9.17(c) of the Series 2017-1 Class A-1 Note Purchase Agreement, dated as of June 12, 2017 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2017-1 Class A-1 Note Purchase Agreement”; terms used but not otherwise defined herein having the meanings ascribed to such terms therein), by and among the Co-Issuers, the Guarantors, the Manager, the Conduit Investors, Committed Note Purchasers and Funding Agents named therein, the L/C Provider and Swingline Lender named therein, Domino’s Pizza LLC, as Manager, and Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”);

WHEREAS, the Acquiring Investor Group wishes to become a Conduit Investor and [a] Committed Note Purchaser[s] with respect to such Conduit Investor under the Series 2017-1 Class A-1 Note Purchase Agreement; and

WHEREAS, the Transferor Investor Group is selling and assigning to the Acquiring Investor Group [all] [a portion of] its respective rights, obligations and commitments under the Series 2017-1 Class A-1 Note Purchase Agreement, the Series 2017-1 Class A-1 Advance Notes and each other Related Document to which it is a party with respect to the percentage of its Commitment Amount specified on Schedule I attached hereto;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon the execution and delivery of this Investor Group Supplement by the Acquiring Investor Group, each related Funding Agent with respect thereto, the Transferor Investor Group, the Swingline Lender, the L/C Provider and, to the extent required by Section 9.17(c) of the Series 2017-1 Class A-1 Note Purchase Agreement (the date of such execution and delivery, the “Transfer Issuance Date”), the Co-Issuers, the Conduit Investor and the Committed Note Purchaser[s] with respect to the Acquiring Investor Group shall be parties to the Series 2017-1 Class A-1 Note Purchase Agreement for all purposes thereof.

The Transferor Investor Group acknowledges receipt from the Acquiring Investor Group of an amount equal to the purchase price, as agreed between the Transferor Investor Group and the Acquiring Investor Group (the “Purchase Price”), of the portion being purchased by the Acquiring Investor Group (the Acquiring Investor Group’s “Purchased Percentage”) of (i) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2017-1 Class A-1 Note Purchase Agreement and (ii) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group

Principal Amount. The Transferor Investor Group hereby irrevocably sells, assigns and transfers to the Acquiring Investor Group, without recourse, representation or warranty, and the Acquiring Investor Group hereby irrevocably purchases, takes and assumes from the Transferor Investor Group, such Acquiring Investor Group’s Purchased Percentage of (x) the aggregate Commitment[s] of the Committed Note Purchaser[s] included in the Transferor Investor Group under the Series 2017-1 Class A-1 Note Purchase Agreement and (y) the aggregate related Committed Note Purchaser Percentage[s] of the related Investor Group Principal Amount.

The Transferor Investor Group has made arrangements with the Acquiring Investor Group with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Investor Group to such Acquiring Investor Group of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Transferor Investor Group pursuant to Section 3.02 of the Series 2017-1 Class A-1 Note Purchase Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Investor Group to the Transferor Investor Group of Fees or [            ] received by such Acquiring Investor Group pursuant to the Series 2017-1 Supplement from and after the Transfer Issuance Date].

From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Transferor Investor Group pursuant to the Series 2017-1 Supplement or the Series 2017-1 Class A-1 Note Purchase Agreement shall, instead, be payable to or for the account of the Transferor Investor Group and the Acquiring Investor Group, as the case may be, in accordance with their respective interests as reflected in this Investor Group Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

Each of the parties to this Investor Group Supplement agrees that, at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Investor Group Supplement.

The Acquiring Investor Group has executed and delivered to the Administrative Agent a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2017-1 Class A-1 Note Purchase Agreement.

By executing and delivering this Investor Group Supplement, the Transferor Investor Group and the Acquiring Investor Group confirm to and agree with each other and the other parties to the Series 2017-1 Class A-1 Note Purchase Agreement as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2017-1 Supplement, the Series 2017-1 Class A-1 Note Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2017-1 Class A-1 Notes, the Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Co-Issuers or the performance or observance by the

Co-Issuers of any of the Co-Issuers’ obligations under the Indenture, the Series 2017-1 Class A-1 Note Purchase Agreement, the Related Documents or any other instrument or document furnished pursuant hereto; (iii) the Acquiring Investor Group confirms that it has received a copy of the Indenture, the Series 2017-1 Class A-1 Note Purchase Agreement and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Investor Group Supplement; (iv) the Acquiring Investor Group will, independently and without reliance upon the Administrative Agent, the Transferor Investor Group, the Funding Agents or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Series 2017-1 Class A-1 Note Purchase Agreement; (v) the Acquiring Investor Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2017-1 Class A-1 Note Purchase Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2017-1 Class A-1 Note Purchase Agreement; (vi) each member of the Acquiring Investor Group appoints and authorizes its related Funding Agent, listed on Schedule I hereto, to take such action as agent on its behalf and to exercise such powers under the Series 2017-1 Class A-1 Note Purchase Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Series 2017-1 Class A-1 Note Purchase Agreement; (vii) each member of the Acquiring Investor Group agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Series 2017-1 Class A-1 Note Purchase Agreement are required to be performed by it as a member of the Acquiring Investor Group; and (viii) each member of the Acquiring Investor Group hereby represents and warrants to the Co-Issuers and the Manager that: (A) it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives; (B) it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2017-1 Class A-1 Notes; (C) it is purchasing the Series 2017-1 Class A-1 Notes for its own account, or for the account of one or more “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act that meet the criteria described in clause (viii)(B) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2017-1 Class A-1 Notes; (D) it understands that (I) the Series 2017-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (II) the Co-Issuers is not required to register the Series 2017-1 Class A-1 Notes, (III) any permitted transferee hereunder must meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2017-1 Supplement and Sections 9.03 or 9.17, as applicable, of the Series 2017-1 Class A-1 Note Purchase Agreement; (E) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2017-1 Class A-1 Notes; (F) it understands that the Series 2017-1 Class A-1 Notes will bear the legend set out in the form of Series 2017-1 Class A-1 Notes attached to the Series 2017-1 Supplement and be subject to the restrictions on transfer described in such legend; (G) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2017-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and (H) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Series 2017-1 Class A-1 Note Purchase Agreement.

Schedule I hereto sets forth (i) the Purchased Percentage for the Acquiring Investor Group, (ii) the revised Commitment Amounts of the Transferor Investor Group and the Acquiring Investor Group, and (iii) the revised Maximum Investor Group Principal Amounts for the Transferor Investor Group and the Acquiring Investor Group and (iv) administrative information with respect to the Acquiring Investor Group and its related Funding Agent.

This Investor Group Supplement and all matters arising under or in any manner relating to this Investor Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE SERIES 2017-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS INVESTOR GROUP SUPPLEMENT OR THE SERIES 2017-1 CLASS A-1 NOTE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS INVESTOR GROUP SUPPLEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Investor Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Transferor Investor Group

By:
Name:
Title

[ ], as Acquiring Investor Group

By:
Name:
Title:

[ ], as Funding Agent

By:
Name:
Title

CONSENTED AND ACKNOWLEDGED BY THE CO-ISSUERS:

DOMINO’S PIZZA MASTER ISSUER LLC, as a Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as a Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as a Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as a Co-Issuer

By:
Name:
Title:

CONSENTED BY:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Swingline Lender

By:
Name:
Title:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as L/C Provider

By:
Name:
Title:

SCHEDULE I TO

INVESTOR GROUP SUPPLEMENT

LIST OF ADDRESSES FOR NOTICES

AND OF COMMITMENT AMOUNTS

[                                         ], as

Transferor Investor Group

Prior Commitment Amount: $[        ]

Revised Commitment Amount: $[        ]

Prior Maximum Investor Group

Principal Amount: $[        ]

Revised Maximum Investor

Group Principal Amount: $[        ]

[                                         ], as

Acquiring Investor Group

Address:

Attention:

Telephone:

Facsimile:

Purchased Percentage of

Transferor Investor Group’s Commitment: [        ]%

Prior Commitment Amount: $[        ]

Revised Commitment Amount: $[        ]

Prior Maximum Investor Group

Principal Amount: $[

Revised Maximum Investor

Group Principal Amount: $[

[                                         ], as

related Funding Agent

Address: Attention:

Telephone:

Facsimile:

EXHIBIT D TO CLASS A-1

NOTE PURCHASE AGREEMENT

[FORM OF PURCHASER’S LETTER]

[INVESTOR]
[INVESTOR ADDRESS]
Attention: [INVESTOR CONTACT]	[Date]

Ladies and Gentlemen:

Reference is hereby made to the Class A-1 Note Purchase Agreement dated June 12, 2017 (the “NPA”) relating to the offer and sale (the “Offering”) of Series 2017-1 Variable Funding Senior Notes, Class A-1 (the “Securities”) of Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution, LLC and Domino’s IP Holder LLC (collectively, the “Co-Issuers”). The Offering will not be required to be registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Act”) under an exemption from registration granted in Section 4(a)(2) of the Act. Coöperatieve Rabobank U.A., New York Branch is acting as administrative agent (the “Administrative Agent”) in connection with the Offering. Unless otherwise defined herein, capitalized terms have the definitions ascribed to them in the NPA. Please confirm with us your acknowledgement and agreement with the following:

(a)	You are a “qualified institutional buyer” within the meaning of Rule 144A under the Act (a “Qualified Institutional Buyer”) and have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and are able and prepared to bear the economic risk of investing in, the Securities.

(b)	Neither the Administrative Agent nor its Affiliates (i) has provided you with any information with respect to the Co-Issuers, the Securities or the Offering other than the information contained in the NPA, which was prepared by the Co-Issuers, or (ii) makes any representation as to the credit quality of the Co-Issuers or the merits of an investment in the Securities. The Administrative Agent has not provided you with any legal, business, tax or other advice in connection with the Offering or your possible purchase of the Securities.

(c)	You acknowledge that you have completed your own diligence investigation of the Co-Issuers and the Securities and have had sufficient access to the agreements, documents, records, officers and directors of the Co-Issuers to make your investment decision related to the Securities. You further acknowledge that you have had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives.

(d)	The Administrative Agent may currently or in the future own securities issued by, or have business relationships (including, among others, lending, depository, risk management, advisory and banking relationships) with, the Co-Issuers and its affiliates, and the Administrative Agent will manage such security positions and business relationships as it determines to be in its best interests, without regard to the interests of the holders of the Securities.

(e)	You are purchasing the Securities for your own account, or for the account of one or more Persons who are Qualified Institutional Buyers and who meet the criteria described in paragraph (a) above and for whom you are acting with complete investment discretion, for investment purposes only and not with a view to a distribution in violation of the Act, subject, nevertheless, to the understanding that the disposition of your property shall at all times be and remain within your control, and neither you nor your Affiliates has engaged in any general solicitation or general advertising within the meaning of the Act, or the rules and regulations promulgated thereunder with respect to the Securities. You confirm that, to the extent you are purchasing the Securities for the account of one or more other Persons, (i) you have been duly authorized to make the representations, warranties, acknowledgements and agreements set forth herein on their behalf and (ii) the provisions of this letter constitute legal, valid and binding obligations of you and any other Person for whose account you are acting;

(f)	You understand that (i) the Securities have not been and will not be registered or qualified under the Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel on the foregoing shall have been delivered in advance to the Co-Issuers, (ii) the Co-Issuers is not required to register the Securities under the Act or any applicable state securities laws or the securities laws of any state of the United States or any other jurisdiction, (iii) any permitted transferee under the NPA must be a Qualified Institutional Buyer and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2017-1 Supplement and Sections 9.03 or 9.17 of the NPA, as applicable;

(g)	You will comply with the requirements of paragraph (f) above in connection with any transfer by you of the Securities;

(h)	You understand that the Securities will bear the legend set out in the form of Securities attached to the Series 2017-1 Supplement and be subject to the restrictions on transfer described in such legend;

(i)

Either (i) you are not acquiring or holding the Securities for or on behalf of, or with the assets of, any plan, account or other arrangement that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended

(“ERISA”), Section 4975 of the Code, or provisions under any Similar Law (as defined in the Series 2017-1 Supplemental Definitions List attached to the Series 2017-1 Supplement as Annex A) or (ii) your purchase and holding of the Securities does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law; and

(j)	You will obtain for the benefit of the Co-Issuers from any purchaser of the Securities substantially the same representations and warranties contained in the foregoing paragraphs.

This letter agreement will be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

You understand that the Administrative Agent will rely upon this letter agreement in acting as an Administrative Agent in connection with the Offering. You agree to notify the Administrative Agent promptly in writing if any of your representations, acknowledgements or agreements herein cease to be accurate and complete. You irrevocably authorize the Administrative Agent to produce this letter to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters set forth herein.

[ ]

By:
Name:
Title:

Agreed and Acknowledged:

[INVESTOR]

By:
Name:
Title:

EXHIBIT E TO CLASS A-1

NOTE PURCHASE AGREEMENT

[FORM OF JOINDER AGREEMENT

TO SERIES 2017-1 CLASS A-1 NOTE PURCHASE AGREEMENT]

This JOINDER AGREEMENT, dated as of [                    ], is by and among [            ], as Committed Purchaser (the “Additional Committed Note Purchaser”), [            ], as Funding Agent (the “Additional Funding Agent”) [and [            ], as Conduit Investor (the “Additional Conduit Investor”)] and the Co-Issuers, the Swingline Lender and the L/C Provider listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, this Joinder Agreement is being executed and delivered in connection with the Class A-1 Note Purchase Agreement, dated as of June 12, 2017 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Agreement”), by and among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, as Co-Issuers, Domino’s Pizza Franchising LLC, Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC, Domino’s EQ LLC and Domino’s SPV Guarantor LLC, as Guarantors, Domino’s Pizza LLC, as Manager, the Conduit Investors, Committed Note Purchasers, and Funding Agents listed on Schedule I thereto, and Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent, L/C Provider and Swingline Lender; and

WHEREAS, [        ] (the “Additional Committed Note Purchaser”), [            ] (the “Additional Funding Agent”) and [                ] (the “Additional Conduit Investor”) wish to become a party to the Agreement;

WHEREAS, terms used but not otherwise defined herein have the meanings given to such terms in the Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

As of [            ] (the “Effective Date”), the Additional Committed Note Purchaser hereby joins and is made a party to the Agreement as a Committed Note Purchaser, the Additional Funding Agent hereby joins and is made a party to the Agreement as a Funding Agent and a part of such Additional Committed Note Purchaser’s Investor Group[, and the Additional Conduit Investor hereby joins and is made a party to the Agreement as a Conduit Investor and a part of such Additional Committed Note Purchaser’s Investor Group], each with the same effect as if an original signatory to the Agreement and each agrees to be bound by all the terms and provisions thereof.

By executing and delivering this Joinder Agreement, the Additional Committed Note Purchaser confirms and agrees with the parties hereto and the other parties to the Agreement as follows:

(a) the Additional Committed Note Purchaser confirms that it has received a copy of the Indenture, the Agreement and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement;

(b) the Additional Committed Note Purchaser will, independently and without reliance upon the Administrative Agent, any Funding Agent or any other Investor Group and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under the Agreement;

(c) the Additional Committed Note Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Agreement;

(d) the Additional Committed Note Purchaser appoints and authorizes the Additional Funding Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article V of the Agreement;

(e) the Additional Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Agreement are required to be performed by it as a Committed Note Purchaser; and

(f) the Additional Committed Note Purchaser hereby represents and warrants to the Co-Issuers and the Manager that:

(i) it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives;

(ii) it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and otherwise meets the criteria in Section 6.03(b) of the Agreement and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2017-1 Class A-1 Notes;

(iii) it is purchasing the Series 2017-1 Class A-1 Notes for its own account, or for the account of one or more “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act that meet the criteria described in clause (f)(ii) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2017-1 Class A-1 Notes;

(iv) it understands that (I) the Series 2017-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available and an opinion of counsel shall have been delivered in advance to the Co-Issuers, (II) the Co-Issuers is not required to register the Series 2017-1 Class A-1 Notes, (III) any permitted transferee hereunder must be a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and must otherwise meet the criteria described under clause (viii)(B) above and (IV) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2017-1 Supplement and Sections 9.03 or 9.17, as applicable, of the Agreement;

(v) it will comply with the requirements of clause (viii)(D) above in connection with any transfer by it of the Series 2017-1 Class A-1 Notes;

(vi) it understands that the Series 2017-1 Class A-1 Notes will bear the legend set out in the form of Series 2017-1 Class A-1 Notes attached to the Series 2017-1 Supplement and be subject to the restrictions on transfer described in such legend;

(vii) it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2017-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs; and

(viii) it has executed a Purchaser’s Letter substantially in the form of Exhibit D to the Agreement.

Set forth below is the Additional Committed Purchaser’s information for inclusion in Schedule I to the Agreement:

Investor Group/Funding Agent	Maximum Investor Group Principal Amount	Conduit Lender (if any)	Committed Note Purchaser(s)	Commitment Amount

[ ]	[ ]	[ ]	[ ]	[ ]

Set forth below is administrative information for inclusion in Schedule II to the Agreement:

Committed Purchaser: [            ]

Funding Agent: [            ]

Conduit Investors: [            ]

This Joinder Agreement may be executed in any number of counterparts (which may include facsimile or other electronic transmission of counterparts) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

This Joinder Agreement and all matters arising under or in any manner relating to this Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ON THE AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AND ASSUMPTION AGREEMENT OR THE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS JOINDER AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[ ], as Additional Committed Note Purchaser

By:
Name:
Title:

[ ], as Additional Funding Agent

By:
Name:
Title:

[ ], as Additional Conduit Investor

By:
Name:
Title:

CONSENTED AND ACKNOWLEDGED BY THE CO-ISSUERS:

DOMINO’S PIZZA MASTER ISSUER LLC, as a Co-Issuer

By:
Name:
Title:

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as a Co-Issuer

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC, as a Co-Issuer

By:
Name:
Title:

DOMINO’S IP HOLDER LLC, as a Co-Issuer

By:
Name:
Title:

CONSENTED BY:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Swingline Lender

By:
Name:
Title:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as L/C Provider

By:
Name:
Title: